UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period:	JANUARY 1, 2010 – DECEMBER 31, 2010
(Annual Shareholder Report)

Item 1.	Reports to Shareholders

# Annual Report

## Managers AMG Funds

December 31, 2010

TimesSquare Capital Management, LLC

### TimesSquare Small Cap Growth Fund

### TimesSquare Mid Cap Growth Fund

Managers Investment Group

AR012-1210

TimesSquare Small Cap Growth Fund, TimesSquare Mid Cap Growth Fund

Annual Report—December 31, 2010

TABLE OF CONTENTS	Page

ABOUT YOUR FUND’S EXPENSES	1

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

TimesSquare Small Cap Growth Fund	2

TimesSquare Mid Cap Growth Fund	9

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	15
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	16
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	17
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	18
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	20
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26

TRUSTEES AND OFFICERS	27

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2010	Expense Ratio for the Period	Beginning Account Value 07/01/2010	Ending Account Value 12/31/2010	Expenses Paid During the Period*
TimesSquare Small Cap Growth Fund
Institutional Class Shares
Based on Actual Fund Return	1.05%	$1,000	$1,308	$6.11
Based on Hypothetical 5% Annual Return	1.05%	$1,000	$1,020	$5.35
Premier Class Shares
Based on Actual Fund Return	1.16%	$1,000	$1,308	$6.75
Based on Hypothetical 5% Annual Return	1.16%	$1,000	$1,019	$5.90
TimesSquare Mid Cap Growth Fund
Institutional Class Shares
Based on Actual Fund Return	1.07%	$1,000	$1,221	$5.99
Based on Hypothetical 5% Annual Return	1.07%	$1,000	$1,020	$5.45
Premier Class Shares
Based on Actual Fund Return	1.24%	$1,000	$1,220	$6.94
Based on Hypothetical 5% Annual Return	1.24%	$1,000	$1,019	$6.31

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1

TimesSquare Small Cap Growth Fund

Investment Manager’s Comments

The TimesSquare Small Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing primarily in the stocks of small-capitalization companies.

The Portfolio Manager

TimesSquare Capital Management, LLC (“TimesSquare”), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to small-cap investing. Led by co-managers Grant Babyak and Ken Duca, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of small-cap growth stocks designed to generate good risk-adjusted returns. When selecting small-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that demonstrate consistent and sustainable revenue and earnings growth, offer distinct and sustainable competitive advantages, have strong, experienced management teams, have stocks selling at reasonable valuations, and that Fund management believes have the potential to appreciate in price by 25% to 50% within the next 12 to 18 months.

The Year in Review

For the year ended December 31, 2010, the Fund’s Institutional Class returned 27.30%, while its benchmark, the Russell 2000® Growth Index (the “Index”), returned 29.09%.

The U.S. equity markets closed 2010 with a second consecutive year of double-digit positive returns. The small and mid-cap indices, especially of the growth style, now have posted positive performance since the beginning of 2008 – that seemingly long ago time when TARP was commonly spelled with lowercase letters, the federal funds rate actually charged interest, “toxic assets” was not a contradiction in terms, QE2 was an ocean liner, and the U.S. Government’s balance sheet did not include its effective ownership of AIG, General Motors, Fannie Mae, and Freddie Mac. In 2010 alone, sweeping federal reforms to the health care and financial services sectors, as well as hearings and investigations into other segments of the economy, roiled those areas of the markets. Investors began to grapple with the implications of federal actions, though the implementation details will continue to take shape – possibly changing direction – into 2011.

A significant influence on the future course of those reforms was the mid-term elections in the fourth quarter. The balance of power in the House of Representatives shifted to the Republicans, while the Democrats maintained their edge in the Senate, albeit slimmer than before. A greater impact was felt by the markets the following day when the Federal Reserve formally announced a second round of quantitative easing. With the $600 billion QE2, the Fed intended to lower long-term interest rates. Whether or not that goal will be achieved, an immediate reaction was the increased appetite for risk by investors as they sought higher returns on low-cost capital. Also in support of economic activity, December saw an $858 billion package of federal tax cuts and stimulus programs. Despite all the changes during 2010, there was one constant – the unemployment rate steadfastly remained only a rounding error away from 10%.

Indicative of the equity markets’ sentiment was the top-performing asset class in 2010: commodities. Mirroring investor worries for the equity markets, such as future inflation and stability among the major economies, there were record highs and returns for metals, agriculture, and energy. Gold and copper climbed new peaks, while silver posted a return over 80%. Corn and cotton grew 57% and 92%, respectively. Oil was up 21%, though natural gas proved to be the one exception to the broad commodity rally with a -28% drop.

Starting from a base of flat to negative performance year-to-date through the end of August, the equity markets rocketed through the fourth quarter of 2010 with four straight months of positive returns. The apparent ignition point was Fed Chairman Bernanke’s comments on August 27, which foreshadowed the second round of quantitative easing in support of economic recovery. With the implicit support of by-any-means-necessary actions from the Fed, U.S. equity indices rose by 20% to 30%, depending on size and style, during the last four months of the year. A common theme among small- to mid-cap growth indices was the highest returns were achieved by stocks of companies closely tied to rapid movements in the economy. As measured by beta or market sensitivity within the Russell 2000® Growth Index, the highest beta had an average return during this period of 25.44%, versus 11.25% for the lowest quintile.

Against this backdrop, the portfolio underperformed the benchmark for the year, Strength was found in the portfolio’s producer durables, consumer staples and energy sectors while technology and financial services experienced relative weakness.

Stock selection contributed to performance in producer durables. Transdigm Group is a global designer, producer, and supplier of highly engineered aircraft components for use on commercial and military aircraft. Transdigm has been winning a good share of content on new planes. The company’s commercial aircraft business is benefiting from production increases and a recovering aftermarket due to rising load factors, and thus its stock climbed by 52%. Genesee & Wyoming owns and operates short line and regional freight railroads. Genesee & Wyoming’s business extends across twenty-eight states, two Canadian provinces, and Australia. This railroad company’s carload volumes have increased and they completed the Freightlink acquisition in Australia. Its shares chugged ahead by 62%.

Within consumer discretionary, Arbitron, a media and marketing information services company, gained 80%. Arbitron measures and estimates audiences of network radio programs and commercials. It then distributes this proprietary information to its customers through customized software. Arbitron signed its largest customer, Clear Channel, to a contract extension and signed Univision to a multi-year contract covering 12 markets and 44 stations. Both events were well received by the market. WABCO, a supplier of braking, stability, suspension, and transmission control systems predominantly for truck and bus original equipment manufacturers saw its shares rise 136%. WABCO raised full-year earnings and

2

TimesSquare Small Cap Growth Fund

Investment Manager’s Comments (continued)

sales growth guidance, forecasting strong gains in Europe and gaining share in Brazil.

United Natural Foods and Herbalife were the drivers of strong performance in the Consumer Staples sector. United Natural Foods is the largest wholesaler distributor of natural and organic foods in the U.S. During the year, United Natural Foods was selected as the primary distributor for Whole Foods Market in Texas, the Southwest, and Mountain regions. In addition, United Natural Foods has realized earnings momentum as a result of cost controls, prudent capital utilization, and technology investments. Its shares gained 37%. Herbalife is a global network marketing company that sells weight management, energy and nutrition supplements. Sales volumes for Herbalife have increased in the U.S., Mexico, and the Asia-Pacific, resulting in a 72% gain.

In the energy sector, strong stock selection contributed to performance. Oasis Petroleum is an independent exploration and production company focused on the acquisition and development of oil and natural gas resources. The company’s operational and well performance continues to run ahead of estimates and Oasis increased its forward production guidance, pushing its shares up 70%. Concho Resources, an exploration and production company with an emphasis on oil, was sold out of the portfolio due to market cap considerations. Concho reported higher production levels than were expected while also maintaining their position as a low-cost producer. Shares of Concho Resources were up 71%.

In technology, ManTech International is a provider of technologies and solutions for mission critical national security programs for customers within the Intelligence Community, Defense, State, Homeland Security, and Justice Departments. ManTech’s capabilities include systems engineering, integration, enterprise architecture, cyber security, information assurance, and intelligence operations. Its stock declined by -15% due to a challenging environment for government IT contractors as the Department of Defense looks to cut support and reduce funding. Monolothic Power Systems produces analog and mixed signal semiconductors. The stock sold off on concerns of a slowdown in personal computers by

-27%. We sold out our investment. SolarWinds develops enterprise information technology and management software for IT professionals. Shares of SolarWinds were impacted by two issues: its federal government customer base and related budget concerns as well as the departure of two members of senior management. SolarWinds lost -25% and we liquidated our position.

An overweight position and stock selection detracted from performance in financial services. Asset manager Artio Global Investors fell by -29% as a result of outflows from the company’s flagship products. We sold our position. Euronet Worldwide offers ATM outsourcing, pre-paid and money transfer services. Despite reporting solid results, an anticipated ATM fee change in Germany has caused the stock to trade off by -21%. Global Payments, a provider of electronic payments processing services, lost -13%. Early in the year, Global Payments was impacted by a customer mix trend whereby promotion conscious consumers favored the bigger-box retailers. The impact of this shift was particularly prevalent in its Canadian operations. Another factor weighing on the stock was financial reform and an adjustment to interchange fees. The company’s International segment includes fast-growing areas such as Eastern Europe and Asia-Pacific. Global Payments is in the early stages of building a relationship in China. On the positive side of the ledger. Wright Express climbed 44%. Wright Express is a provider of payment processing and information management services to the commercial and government vehicle fleet industry. The company’s recent acquisition of Australia-based Retail Decisions fleet card and prepaid business is proving to be more accretive than initially projected.

Looking Forward

As the year closed, there were signs of economic stability for the markets. While still significantly below its level two years ago, commercial and industrial loans from banks showed the first quarterly increase since 2008. The quarter also ended with consumer spending at levels more than 10% greater than a year earlier. Regardless of the shape or breadth of this recovery phase, our bottom-up search for long-term quality growth with reasonable valuations remains the bedrock of our investment approach. In its implementation, we keep an eye on the future and continuously reevaluate our past investment decisions, making changes as needed to better position the portfolio going forward.

At TimesSquare, another constant in 2010 was our team — there were no changes among our investment or client service professionals.

We appreciate being able to manage your portfolio and we look forward to working with you in the New Year. As always, we are dedicated to adding value to the assets you have entrusted to us and please feel free to contact us if you have any questions.

This commentary reflects the viewpoints of TimesSquare Capital Management, LLC as of January 26, 2011

Cumulative Total Return Performance

TimesSquare Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth rates. Unlike the Fund, the above stated index is unmanaged, is not available for investment, and does not incur expenses. The chart compares a hypothetical $10,000 investment made in the Institutional Class Shares of the Fund on December 31, 2000 to a $10,000 investment made in the Russell 2000® Growth Index

3

TimesSquare Small Cap Growth Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

for the same time periods. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the TimesSquare Small Cap Growth Fund and the Russell 2000® Growth Index from December 31, 2000 to December 31, 2010.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
TimesSquare Small Cap Growth Fund[2,3]
Institutional Class	27.30%	8.44%	6.78%
Premier Class	27.20%	8.35%	6.66%
Russell 2000® Growth Index[4]	29.09%	5.30%	3.78%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2010. All returns are in U.S. dollars ($).

[2]

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[3]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]

The Russell 2000® Growth Index is a market capitalization-weighted index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth rates.

The Russell 2000® Growth Index is a registered trademark of Russell Investments. Russell 2000® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

4

TimesSquare Small Cap Growth Fund

Fund Snapshots

December 31, 2010

Portfolio Breakdown

Industry	TimesSquare Small CapGrowth Fund**	Russell 2000® Growth Index
Information Technology	27.1%	27.3%
Industrials	23.8%	17.2%
Health Care	15.4%	18.9%
Energy	8.9%	5.1%
Financials	8.4%	4.8%
Consumer Discretionary	6.9%	17.3%
Consumer Staples	3.1%	2.9%
Telecommunication Services	2.2%	1.4%
Utilities	0.0%	0.1%
Materials	0.0%	5.0%
Other Assets and Liabilities	4.2%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Solera Holdings, Inc.*	2.2%
Global Payments, Inc.*	2.1
Ultimate Software Group, Inc., The*	1.7
Wright Express Corporation*	1.7
Stancorp Financial Group*	1.6
Bottomline Technologies, Inc.	1.6
Bio-Rad Laboratories, Inc., Class A*	1.5
Genesee & Wyoming, Inc., Class A	1.5
Emergency Medical Services Corp., Class A	1.4
WABCO Holdings, Inc.*	1.4

Top Ten as a Group	16.7%

*	Top Ten Holding at June 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

5

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2010

	Shares		Value
Common Stocks - 95.8%
Consumer Discretionary - 6.9%
American Public Education, Inc.*	65,000		$2,420,600
Arbitron, Inc.	153,300		6,365,016
Capella Education Co.*	44,800		2,982,784
Iconix Brand Group, Inc.*	147,000		2,838,570
Jos. A. Bank Clothiers, Inc.*	130,744	[2]	5,271,598
Monro Muffler Brake, Inc.	172,500		5,966,775
National American University Holdings, Inc.*	320,000		2,348,800
RC2 Corp.*	155,200	[2]	3,378,704
Sodastream International, Ltd.*	111,100	[2]	3,508,538
Vitamin Shoppe, Inc.*	225,000		7,569,000
Total Consumer Discretionary			42,650,385
Consumer Staples - 3.1%
Diamond Foods, Inc.	100,000		5,318,000
Herbalife, Ltd.	40,000		2,734,800
Inter Parfums, Inc.	180,000		3,393,000
United Natural Foods, Inc.*	210,000		7,702,800
Total Consumer Staples			19,148,600
Energy - 8.9%
Atlas Energy, Inc.*	123,500		5,430,295
Cal Dive International, Inc.*	154,600		876,582
Carrizo Oil & Gas, Inc.*	145,100		5,004,499
Dril-Quip, Inc.*	75,000		5,829,000
Gulfport Energy Corp.*	175,000	[2]	3,788,750
Key Energy Services, Inc.*	465,000	[2]	6,035,700
Kodiak Oil & Gas Corp.*	700,000		4,620,000
Matador Resources Co.* [5],6	431,250		3,881,250
Newpark Resources*	351,000		2,162,160
Oasis Petroleum, Inc.*	290,000		7,864,800
Swift Energy Co.*	158,900		6,220,935
World Fuel Services Corp.	100,000		3,616,000
Total Energy			55,329,971
Financials - 8.4%
American Equity Investment Life Holding Co.	475,000		5,961,250
Amerisafe, Inc.*	111,000		1,942,500
Argo Group International Holdings, Ltd.	56,366		2,110,907
Cardtronics, Inc.*	246,500		4,363,050
CVB Financial Corp.	375,000	[2]	3,251,250
Duff & Phelps Corp., Class A	280,000		4,720,800
Evercore Partners, Inc., Class A	182,000		6,188,000

	Shares		Value
Iberia Bank Corp.	97,600	[2]	$5,771,088
Netspend Holdings, Inc.*	253,900	[2]	3,254,998
Safety Insurance Group, Inc.	100,000		4,757,000
StanCorp Financial Group, Inc.	220,000		9,930,800
Total Financials			52,251,643
Health Care - 15.4%
Align Technology, Inc.*	255,000		4,982,700
Alimera Sciences, Inc.*	175,500		1,821,690
Avanir Pharmaceuticals, Inc., Class A*	600,000	[2]	2,448,000
BioMarin Pharmaceutical, Inc.*	170,000		4,578,100
Bio-Rad Laboratories, Inc., Class A*	90,000		9,346,500
Brookdale Senior Living, Inc.*	320,000	[2]	6,851,200
Catalyst Health Solutions, Inc.*	141,800		6,592,282
Dionex Corp.*	50,000		5,900,500
Emergency Medical Services Corp., Class A*	135,000		8,722,350
Haemonetics Corp.*	100,000		6,318,000
Incyte Genomics, Inc.*	185,000	[2]	3,063,600
IPC The Hospitalist Co., Inc.*	150,000	[2]	5,851,500
Magellan Health Services, Inc.*	99,100		4,685,448
MedAssets, Inc.*	315,000		6,359,850
Sirona Dental Systems, Inc.*	155,000		6,475,900
United Therapeutics Corp.*	100,000		6,322,000
Volcano Corp.*	175,000		4,779,250
Total Health Care			95,098,870
Industrials - 23.8%
Advisory Board Co., The*	130,000		6,191,900
Albany International Corp.	260,000		6,159,400
Allegiant Travel Co.	120,000		5,908,800
Beacon Roofing Supply, Inc.*	245,000		4,378,150
Clean Harbors, Inc.*	85,000	[2]	7,146,800
Columbus McKinnon Corp.*	260,000		5,283,200
CoStar Group, Inc.*	141,300		8,133,228
DigitalGlobe, Inc.*	120,000		3,805,200
Douglas Dynamics, Inc.	170,547		2,583,787
EMCOR Group, Inc.*	234,687	[2]	6,801,229
Generac Holdings, Inc.*	340,000		5,497,800
Genesee & Wyoming, Inc., Class A*	175,000		9,266,250
Healthcare Services Group, Inc.	295,000		4,799,650
Higher One Holdings, Inc.*	137,100	[2]	2,773,533
Interline Brands, Inc.*	315,000		7,172,550
Kennametal, Inc.	116,000		4,577,360

The accompanying notes are an integral part of these financial statements.

6

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials - 23.8% (continued)
McGrath RentCorp	160,000		$4,195,200
Middleby Corp., The*	30,050		2,536,821
Old Dominion Freight Line, Inc.*	120,000		3,838,800
On Assignment, Inc.*	500,000		4,075,000
Orbital Sciences Corp.*	370,000		6,338,100
RBC Bearings, Inc.*	79,000		3,087,320
Resources Connection, Inc.	320,540		5,958,839
Standard Parking Corp.*	200,100		3,779,889
Transdigm Group, Inc.	110,000		7,921,100
UTI Worldwide, Inc.	300,000		6,360,000
WABCO Holdings, Inc.*	143,100		8,719,083
Total Industrials			147,288,989
Information Technology - 27.1%
Atheros Communications, Inc.*	200,000		7,184,000
Blackboard, Inc.*	200,000		8,260,000
Bottomline Technologies, Inc.*	450,000	[2]	9,769,500
BroadSoft, Inc.*	150,000		3,582,000
CommVault Systems, Inc.*	155,000		4,436,100
CSG Systems International, Inc.*	223,000		4,223,620
Cymer, Inc.*	170,000		7,661,900
DG FastChannel, Inc.*	170,000		4,909,600
Ebix, Inc.*	195,000	[2]	4,615,650
Euronet Worldwide, Inc.*	281,700	[2]	4,912,848
ExlService Holdings, Inc.*	82,700	[2]	1,776,396
Global Payments, Inc.	280,000		12,938,800
Hittite Microwave Corp.*	94,000	[2]	5,737,760
Informatica Corp.*	105,000		4,623,150
Inphi Corp.*	65,000		1,305,850
J2 Global Communications, Inc.*	225,000		6,513,750

	Shares	Value
Jack Henry & Associates, Inc.	260,000	$7,579,000
ManTech International Corp., Class A*	85,000	3,513,050
Monotype Imaging Holdings, Inc.*	300,000	3,330,000
Power Integrations, Inc.	115,045	4,617,906
RealD, Inc.*	194,800	5,049,216
Solera Holdings, Inc.	265,600	13,630,592
SS&C Technologies Holdings, Inc.*	200,000	4,102,000
Ultimate Software Group, Inc., The*	220,000	10,698,600
Varian Semiconductor Equipment Associates, Inc.*	198,000	7,320,060
ViaSat, Inc.*	110,000	4,885,100
Wright Express Corp.*	230,000	10,580,000
Total Information Technology		167,756,448
Telecommunication Services - 2.2%
General Communication, Inc., Class A*	235,000	2,975,100
NTELOS Holdings Corp.	285,000	5,429,250
SBA Communications Corp.*	125,000	5,117,500
Total Telecommunication Services		13,521,850
Total Common Stocks (cost $425,728,452)		593,046,756
Short-Term Investments - 7.6%[1]
BNY Institutional Cash Reserves Fund, Series B*3,[4]	1,179,050	939,728
BNY Mellon Overnight Government Fund, 0.23%[3]	18,396,000	18,396,000
Dreyfus Cash Management Fund, Institutional Class Shares, 0.14%	27,526,904	27,526,904
Total Short-Term Investments (cost $47,101,954)		46,862,632
Total Investments - 103.4% (cost $472,830,406)		639,909,388
Other Assets, less Liabilities - (3.4)%		(21,210,744)
Net Assets - 100.0%		$618,698,644

Note: Based on the approximate cost of investments of $482,069,726 for Federal income tax purposes at December 31, 2010, the aggregate gross unrealized appreciation and depreciation were $161,007,855 and $3,168,193, respectively, resulting in net unrealized appreciation of investments of $157,839,662.

*	Non-income-producing security.

[1]

Yield shown for each investment company represents the December 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2010, amounting to a market value of $19,053,250, or 3.1% of net assets.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

[4]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being fair valued daily. (See Note 4 in the Notes to Financial Statements.)

[5]

Private Placement: New or secondary issue of stock sold directly to a group of investors. The security’s public resale is restricted until it is registered with the SEC under the Securities Act of 1933. The Fund’s total market value of the security at December 31, 2010, is $3,881,250, representing 0.6% of the Fund’s net assets.

[6]

Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a current sale. The Fund may not invest more than 15% of its net assets in illiquid securities. The value shown for this security is a Fair Value price as determined under procedures approved by the Fund’s Board of Trustees. Illiquid securities at December 31, 2010, amounted to $3,881,250, or 0.6% of net assets.

The accompanying notes are an integral part of these financial statements.

7

TimesSquare Small Cap Growth Fund

Notes to Schedules of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of December 31, 2010: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments in Securities
Common Stocks†	$589,165,506	—	—	$589,165,506
Common Stocks - Restricted	—	—	$3,881,250	3,881,250
Short-Term Investments	45,922,904	$939,728	—	46,862,632

Total Investments in Securities	$635,088,410	$939,728	$3,881,250	$639,909,388

†	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2010.

Significant Unobservable Inputs Level 3
Balance as of December 31, 2009	$3,234,375
Accrued discounts (premiums)	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	646,875
Net purchases (sales)	—
Net transfers in and/or out of Level 3	—

Balance as of December 31, 2010	$3,881,250

8

TimesSquare Mid Cap Growth Fund

Investment Manager’s Comments

The TimesSquare Mid Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing in the common and preferred stock of U.S. mid-capitalization companies. The Fund invests at least 80% of its assets in securities of mid-capitalization companies. The Fund’s subadvisor, TimesSquare Capital Management, LLC (“TimesSquare”) uses a bottom-up, research-intensive approach to identify mid-capitalization growth stocks that it believes have the greatest potential to achieve significant price appreciation over a 12- to-18-month horizon. In this case, mid-capitalization refers to companies that, at the time of purchase, have market capitalizations of greater than $1.5 billion but less than the greater of $10 billion or the upper limit of the Russell MidCap® Growth Index. The Russell MidCap® Growth Index (the “Index”) is the Fund’s benchmark.

The Portfolio Manager

TimesSquare Capital Management, LLC

TimesSquare’s investment team believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of mid-cap growth stocks designed to generate good risk-adjusted returns. When selecting mid-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that:

•	Demonstrate consistent and sustainable revenue and earnings growth and offer distinct, sustainable competitive advantages

•	Have strong, experienced management teams

•	Have stocks are selling at reasonable valuations

•	Fund management believes have the potential to appreciate in price by 25-50% within the next 12 to 18 months.

The ideal investment exhibits many of the following traits:

•	Exceptional management (clear goals, track record of success)

•	Distinct, sustainable competitive advantage (proprietary products, demonstrated franchise value, few competitors, patents, brand-name recognition)

•	Strong, consistent growth (3-year projected earnings growth and revenue growth greater than 15%)

•	Projected P/E at a discount to earnings growth

•	Attractive P/E relative to industry group

The investment team may sell an investment when:

•	Operating objectives are not met

•	Management is unable to sustain a competitive advantage

•	Fundamentals are expected to deteriorate

•	Reasons for purchase changed

•	A stock has reached its price target or is overvalued

The Year in Review

For the year ended December 31, 2010, the TimesSquare Mid Cap Growth Fund (Institutional Class) returned 18.18%, while its benchmark, the Russell Midcap® Growth Index, returned 26.38%.

The U.S. equity markets closed 2010 with a second consecutive year of double-digit positive returns. The small- and mid-cap indices, especially of the growth style, now have posted positive performance since the beginning of 2008 — that seemingly long ago time when TARP was commonly spelled with lowercase letters, the federal funds rate actually charged interest, “toxic assets” was not a contradiction in terms, QE2 was an ocean liner, and the U.S. Government’s balance sheet did not include its effective ownership of AIG, General Motors, Fannie Mae, and Freddie Mac. In 2010 alone, sweeping federal reforms to the health care and financial services sectors, as well as hearings and investigations into other segments of the economy, roiled those areas of the markets. Investors began to grapple with the implications of federal actions, though the implementation details will continue to take shape — possibly changing direction — into 2011.

A significant influence on the future course of those reforms was the mid-term elections in the fourth quarter. The balance of power in the House of Representatives shifted to the Republicans, while the Democrats maintained their edge in the Senate, albeit slimmer than before. A greater impact was felt by the markets the following day when the Federal Reserve formally announced a second round of quantitative easing. With the $600 billion QE2, the Fed intended to lower long-term interest rates. Whether or not that goal will be achieved, an immediate reaction was the increased appetite for risk by investors as they sought higher returns on low-cost capital. Also in support of economic activity, December saw an $858 billion package of federal tax cuts and stimulus programs. Despite all the changes during 2010, there was one constant — the unemployment rate steadfastly remained only a rounding error away from 10%.

Indicative of the equity markets’ sentiment was the top-performing asset class in 2010: commodities. Mirroring investor worries for the equity markets, such as future inflation and stability among the major economies, there were record highs and returns for metals, agriculture, and energy. Gold and copper climbed new peaks, while silver posted a return over 80%. Corn and cotton grew 57% and 92%, respectively. Oil was up 21%, though natural gas proved to be the one exception to the broad commodity rally with a — 28% drop.

Starting from a base of flat to negative performance year-to-date through the end of August, the equity markets rocketed through the fourth quarter of 2010 with four straight months of positive returns. The apparent ignition point was Fed Chairman Bernanke’s comments on August 27, which foreshadowed the second round of quantitative easing in support of economic recovery. With the implicit support of by-any-means-necessary actions from the Fed, U.S. equity indices rose by 20% to 30%, depending on size and style, during the last four months of the year. Among small- to mid-cap growth stocks, the greatest rewards went to those closely tied to rapid movements in the economy. As measured by beta, or market sensitivity, within the Russell Midcap® Growth Index the highest beta quintile had an average return during this period of 38.67%, more than double the lowest beta quintile with 15.94%.

Against this backdrop, the portfolio lagged the benchmark on a relative basis for the year. There were notable weaknesses among our holdings in the consumer discretionary, financial services, technology, and health care sectors. Only the consumer staples sector had a significant positive contribution to performance.

Within the consumer discretionary sector, our positions faced challenges. Potential new federal rules and regulations regarding the for-profit education industry, including changes to loan repayment and gainful employment measures, kept a swirl of negative sentiment surrounding the companies for most of the year. For some, such as Strayer Education who saw its price drop -27%

9

TimesSquare Mid Cap Growth Fund

Investment Manager’s Comments (continued)

this year, this environment pushed a stable growing business well below what we viewed as its appropriate valuation. With Apollo Group, the company significantly and abruptly changed its strategy and outlook in the fourth quarter, which we believed were more indicative of company-specific issues than industry-wide pressure. As a result, by year end we trimmed our position in Strayer, but sold Apollo completely, though Apollo was down -39% while we held it.

Our financial services holdings were buffeted by company-specific issues — some less justified than others, in our view. Global Payments saw its stock price drop in the first half of the year, then recover, but still ended 2010 down -14%. In the first quarter, the payment processor reported solid quarterly results and raised guidance, but the increased outlook was below Wall Street expectations because of weaker projected revenues from its Canadian operations. Then in the second quarter, Global Payments announced the departure of its COO, which was no surprise to us since the company had added a new president and diminished the COO’s role in the prior quarter. For other investors, however, it created a degree of uncertainty with management. Finally, at the end of that quarter its bank sponsor for Canadian processing decided not to renew with Global Payments, though the company had anticipated that possibility and had begun to make alternative arrangements. Elsewhere in the sector, we initiated a position in Assured Guaranty that has yet to be rewarded. From the time that we started buying in the second quarter through the end of the year, Assured’s stock price was off-25%. As the only financial guarantor still issuing new policies. Assured was beset by concerns regarding potential municipal bankruptcies, most of which we believed had already been reflected in the stock’s price. Its business did not pick up later in the year as we expected it might, and in the fourth quarter, its credit rating was downgraded by S&P from AAA to AA+. The stated reason was that since Assured was the only financial guarantor still issuing new policies, overall demand must be slackening. However, the fact that no other organizations were active was a function of competitor failures and high initial costs that deter new entrants. Those facts have allowed Assured to dominate its field and raise its pricing. The end of the Build America Bonds program which effectively provided federal guarantees to municipal offerings, should also stimulate demand for Assured’s services. Lastly, during the first quarter we liquidated our position in Dun & Bradstreet, one of the world’s leading suppliers of business information, services, and research. At the time, the company’s new CEO announced a substantial new technology investment to be spread over two years, with potential revenue/profit benefit not kicking in until 2012. The CEO further stated this investment would be necessary in order to achieve growth and margin targets. Prior management discussions had given no indication an additional investment would be needed, so we concluded that D&B had been under-investing in their business and the new CEO represented a more abrupt change than had been anticipated. While we held the stock, its price fell -17%.

In the technology sector, the strongest segments were closely tied to either consumer electronics or had what we believed to be far too rich valuations. Our preference in this sector has been for steadier growing companies, often having long-term agreements with corporate clients. So while the average return in the benchmark for this sector was 27%, many of our holdings lagged that mark. For example, the tower companies, American Tower and SBA Communications, enjoyed steady climbs during in the year, but lagged their sector peers, each with a return of 20%. We continue to believe in the growth potential for the tower companies, especially with the rollout of 4G networks, and appreciate their strong free cash flow generation. More detrimental to performance was our position in Adobe Systems. Earlier in the year we began selling the software firm’s stock and completed our exit by the third quarter. The reports on the most recent upgrade cycle for Creative Suite 5 were not as strong as hoped and management guided flat margins going forward instead of the hoped for increase. The position was down -25% while we held it.

The health care sector was home to the portfolio’s greatest detractor for the year, InterMune. This biotechnology firm was developing a treatment for pulmonary fibrosis, which had received a positive recommendation from an FDA advisory panel. However, in May there was an unexpected setback when the FDA overruled its own panel’s recommendation and requested additional efficacy trials. With a potential multi-year delay for its key product, InterMune’s price fell -75% and we sold the position.

On a more positive note, holdings in the consumer staples sector bolstered our relative performance. Natural food grocer Whole Foods Markets reported especially strong results in the first and fourth quarters, which showed not only a higher volume of transactions, indicative of newer customers, but also higher dollar value per transaction. Its stock rang up a gain of 70% for the year. Also bulking up was Herbalife, which posted a 72% gain. The global marketing company for weight management, nutrition and energy supplements, and personal care products reported better than expected revenue and earnings results, with strong growth across all of its geographic segments.

Looking Forward

As the year closed, there were signs of economic stability for the markets. While still significantly below its level two years ago, commercial and industrial loans from banks showed the first quarterly increase since 2008. The year also ended with consumer spending at levels more than 10% greater than a year earlier. Regardless of the shape or breadth of this recovery phase, our bottom-up search for long-term quality growth with reasonable valuations remains the bedrock of our investment approach. In its implementation, we keep an eye on the future and continuously reevaluate our past investment decisions, making changes as needed to better position the portfolio going forward.

At TimesSquare, another constant in 2010 was our team — there were no changes among our investment or client service professionals. We were very gratified by the level of new business this year and as a result we have closed our Mid Cap Growth strategy to new clients.

We appreciate being able to manage your portfolio and we look forward to working with you in the New Year. As always, we are dedicated to adding value to the assets you have entrusted to us and please feel free to contact us if you have any questions.

This commentary reflects the viewpoints of TimesSquare Capital Management, LLC as of January 26, 2011

10

TimesSquare Mid Cap Growth Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance

TimesSquare Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth rates. The stocks are also members of the Russell 1000® Growth Index. Unlike the Fund, the above stated index is unmanaged, is not available for investment, and does not incur expenses. The chart compares a hypothetical $10,000 investment made in the Fund on March 4, 2005 (commencement of operations) to a $10,000 investment made in the Russell Midcap® Growth Index for the same time periods. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the TimesSquare Mid Cap Growth Fund since inception through December 31, 2010, and the Russell Midcap® Growth Index for the same time period.

Average Annual Total Returns[1]	One Year	Five Year	Since Inception	Inception Date
TimesSquare Mid Cap Growth Fund[2]
Institutional Class	18.18%	6.71%	7.67%	03/04/05
Premier Class	17.97%	6.54%	7.48%	03/04/05
Russell Midcap® Growth Index[3]	26.38%	4.88%	6.03%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www. managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2010. All returns are in U.S. dollars ($).

[2]

Mid capitalization securities are subject to market, liquidity and information risk. Mid size company securities may underperform, as compared to securities of larger companies, and may also pose greater risk due to narrower product lines, fewer financial resources, less depth in management or a smaller trading market for their stocks. Also, growth stocks may be more volatile than other types of stocks.

[3]

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth rates.

The Russell Midcap® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

11

TimesSquare Mid Cap Growth Fund

Fund Snapshots

December 31, 2010

Portfolio Breakdown

Industry	TimesSquare Mid Cap Growth Fund**	Russell Midcap® Growth Index
Information Technology	25.5%	23.5%
Health Care	14.7%	13.0%
Consumer Discretionary	13.9%	20.0%
Industrials	13.8%	16.0%
Financials	11.4%	7.2%
Energy	7.2%	6.1%
Telecommunication Services	4.4%	1.9%
Consumer Staples	3.9%	5.1%
Materials	3.3%	6.9%
Utilities	0.0%	0.3%
Other Assets and Liabilities	1.9%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
DaVita, Inc.*	4.8%
Virgin Media, Inc.*	3.6
RenaissanceRe Holdings, Ltd.*	2.6
SBA Communications Corp.*	2.5
Amdocs, Ltd.*	2.4
Discovery Communications, Inc., Class C*	2.3
Express Scripts, Inc.*	2.2
Alliance Data Systems Corp.*	2.2
Kansas City Southern	2.1
Ecolab, Inc.*	2.1

Top Ten as a Group	26.8%

*	Top Ten Holding at June 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

12

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2010

	Shares		Value
Common Stocks - 98.1%
Consumer Discretionary - 13.9%
Coach, Inc.	325,700		$18,014,467
Discovery Communications, Inc., Class C*	953,200		34,972,908
Hasbro, Inc.	337,100		15,904,378
International Game Technology	729,600	[2]	12,906,624
Mohawk Industries, Inc.*	229,900		13,049,124
National CineMedia, Inc.	697,000		13,877,270
Pool Corp.	660,600		14,889,924
Stanley Black & Decker, Inc.	116,600		7,797,042
Strayer Education, Inc.	54,500		8,295,990
Tiffany & Co.	275,300		17,142,931
Virgin Media, Inc.	2,006,900		54,667,956
Total Consumer Discretionary			211,518,614
Consumer Staples - 3.9%
Church & Dwight Co., Inc.	255,200		17,613,904
Herbalife, Ltd.	351,500		24,032,055
Whole Foods Market, Inc.*	351,500		17,782,385
Total Consumer Staples			59,428,344
Energy - 7.2%
Cameron International Corp.*	455,100		23,087,223
Cimarex Energy Co.	158,300		14,014,299
Concho Resources, Inc.*	105,500		9,249,185
Core Laboratories, N.V.	102,600	[2]	9,136,530
Denbury Resources, Inc.*	1,021,700		19,504,253
Ultra Petroleum Corp.*	297,400		14,206,798
Whiting Petroleum Corp.*	171,200	[2]	20,062,928
Total Energy			109,261,216
Financials - 11.4%
Aflac, Inc.	567,700		32,035,311
Assured Guaranty, Ltd.	904,600		16,011,420
Invesco, Ltd.	763,700		18,374,622
Lazard, Ltd., Class A	453,900		17,924,511
RenaissanceRe Holdings, Ltd.	630,300		40,143,807
SEI Investments Co.	654,900		15,580,071
TD Ameritrade Holding Corp.*	644,300		12,235,257
Torchmark Corp.	361,500		21,596,010
Total Financials			173,901,009
Health Care - 14.7%
Cephalon, Inc.*	268,900	[2]	16,596,508
DaVita, Inc.*	1,057,800		73,506,522

	Shares		Value
Express Scripts, Inc.,*	630,500		$34,078,525
Hologic, Inc.*	640,800		12,059,856
Lincare Holdings, Inc.	531,700		14,265,511
Mettler-Toledo International, Inc.*	115,700		17,494,997
Mindray Medical International, Ltd., Sponsored ADR	351,100	[2]	9,269,040
ResMed, Inc.*	574,400	[2]	19,897,216
Shire PLC	361,000		26,129,180
Total Health Care			223,297,355
Industrials - 13.8%
Ametek, Inc.	498,900		19,581,825
CH Robinson Worldwide, Inc.	298,300		23,920,677
Cooper Industries PLC	232,100		13,529,109
Copart, Inc.*	154,600		5,774,310
IHS, Inc., Class A*	250,900		20,169,851
Kansas City Southern*	678,800	[2]	32,487,368
Manpower, Inc.	180,075		11,301,507
Parker Hannifin Corp.	145,500		12,556,650
Rockwell Collins, Inc.	364,500		21,235,770
SPX Corp.	320,200		22,891,098
URS Corp.*	653,900		27,208,779
Total Industrials			210,656,944
Information Technology - 25.5%
Alliance Data Systems Corp.*	464,600		33,000,538
Amdocs, Ltd.*	1,351,900		37,136,693
Amphenol Corp., Class A	318,600		16,815,708
Analog Devices, Inc.	557,600	[2]	21,004,792
ASML Holding N.V.	633,800		24,299,892
Autodesk, Inc.*	312,000		11,918,400
Broadcom Corp., Class A	427,800		18,630,690
Dolby Laboratories, Inc., Class A*	251,100		16,748,370
FLIR Systems, Inc.*	496,200		14,761,950
Global Payments, Inc.	369,700		17,083,837
Juniper Networks, Inc.*	545,500		20,139,860
Lam Research Corp.*	287,100		14,866,038
Lender Processing Services, Inc.	463,300		13,676,616
Linear Technology Corp.	680,100		23,524,659
Marvell Technology Group, Ltd.*	611,000		11,334,050
MICROS Systems, Inc.*	242,500		10,636,050
NetApp, Inc.*	224,300		12,327,528
NeuStar, Inc., Class A*	927,300		24,156,165

The accompanying notes are an integral part of these financial statements.

13

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 25.5% (continued)
Red Hat, Inc.*	332,700	$15,187,755
Teradata Corp.*	323,600	13,319,376
Western Union Co., The	981,600	18,228,312
Total Information Technology		388,797,279
Materials - 3.3%
Ecolab, Inc.	636,100	32,072,162
Owens-Illinois, Inc.*	604,000	18,542,800
Total Materials		50,614,962
Telecommunication Services - 4.4%
American Tower Corp., Class A*	544,900	28,138,636
SBA Communications Corp.*	947,200	38,778,368
Total Telecommunication Services		66,917,004
Total Common Stocks (cost $1,140,735,931)		1,494,392,727

	Shares	Value
Short-Term Investments - 5.7%[1]
BNY Institutional Cash Reserves Fund, Series B*[3,4]	1,665,632	$1,327,544
BNY Mellon Overnight Government Fund, 0.23%[3]	39,513,000	39,513,000
Dreyfus Cash Management Fund, Institutional Class Shares, 0.14%	29,557,665	29,557,665
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.14%	17,174,202	17,174,202
Total Short-Term Investments (cost $87,910,499)		87,572,411
Total Investments - 103.8% (cost $1,228,646,430)		1,581,965,138
Other Assets, less Liabilities - (3.8)%		(58,284,500)
Net Assets - 100.0%		$1,523,680,638

Note: Based on the approximate cost of investments of $1,261,294,542 for Federal income tax purposes at December 31, 2010, the aggregate gross unrealized appreciation and depreciation were $335,830,347 and $15,159,751, respectively, resulting in net unrealized appreciation of investments of $320,670,596.

*	Non-income-producing security.
[1]

Yield shown for each investment company represents the December 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2010, amounting to a market value of $39,560,131, or 2.6% of net assets.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being fair valued daily. (See Note 4 in the Notes to Financial Statements.)

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of December 31, 2010:

(See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments in Securities
Common Stocks†	$1,494,392,727	—	—	$1,494,392,727
Short-Term Investments	86,244,867	$1,327,544	—	87,572,411

Total Investments in Securities	$1,580,637,594	$1,327,544	—	$1,581,965,138

†	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investment Definitions and Abbreviations:

ADR:	ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

14

Statements of Assets and Liabilities

December 31, 2010

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund
Assets:
Investments at value* (including securities on loan valued at $19,053,250 and $39,560,131, respectively)	$639,909,388	$1,581,965,138
Receivable for investments sold	357,294	1,168,488
Receivable for Fund shares sold	1,881,454	41,012,357
Dividends and other receivables	242,759	526,842
Receivable from affiliate	—	875
Prepaid expenses	6,080	10,652
Total assets	642,396,975	1,624,684,352
Liabilities:
Payable to affiliate	5,716	—
Payable upon return of securities loaned	19,575,050	41,178,632
Payable for investments purchased	1,677,471	2,772,712
Payable for Fund shares purchased	1,780,266	55,382,964
Accrued expenses:
Investment management and advisory fees	519,873	1,299,134
Other	139,955	370,272
Total liabilities	23,698,331	101,003,714
Net Assets	$618,698,644	$1,523,680,638
Institutional Class Shares:
Net Assets	$438,499,846	$923,686,918
Shares outstanding	33,693,698	65,801,319
Net asset value, offering and redemption price per share	$13.01	$14.04
Premier Class Shares:
Net Assets	$180,198,798	$599,993,720
Shares outstanding	14,012,159	43,092,130
Net asset value, offering and redemption price per share	$12.86	$13.92
Net Assets Represent:
Paid-in capital	$485,883,287	$1,236,013,001
Undistributed net investment income	—	—
Accumulated net realized loss from investments	(34,263,625)	(65,651,071)
Net unrealized appreciation of investments	167,078,982	353,318,708
Net Assets	$618,698,644	$1,523,680,638
* Investments at cost	$472,830,406	$1,228,646,430

.

The accompanying notes are an integral part of these financial statements.

15

Statements of Operations

For the year ended December 31, 2010

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund
Investment Income:
Dividend income	$2,559,614	$10,203,875
Interest income	1,327	401
Foreign withholding tax	(3,982)	(26,273)
Securities lending fees	288,119	133,658
Total investment income	2,845,078	10,311,661
Expenses:
Investment management and advisory fees	5,498,725	13,637,283
Shareholder servicing fees - Premier Class	165,517	1,181,514
Professional fees	118,084	247,276
Custodian	90,124	186,198
Transfer agent	50,486	165,957
Trustees fees and expenses	39,824	98,788
Registration fees	39,371	71,545
Reports to shareholders	24,934	208,402
Miscellaneous	35,779	68,124
Total expenses before expense offsets	6,062,844	15,865,087
Expense reimbursements	(122,873)	—
Expense reductions	(108,673)	(211,770)
Expense waivers	(1,786)	(10,296)
Net expenses	5,829,512	15,643,021
Net investment loss	(2,984,434)	(5,331,360)
Net Realized and Unrealized Gain:
Net realized gain on investments	66,174,987	77,744,659
Net change in unrealized appreciation of investments	72,709,600	161,649,025
Net realized and unrealized gain	138,884,587	239,393,684
Net increase in net assets resulting from operations	$135,900,153	$234,062,324

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

For the year ended December 31,

	TimesSquare Small Cap Growth		TimesSquare Mid Cap Growth
	2010	2009	2010	2009
Increase (Decrease) in Net Assets From Operations:
Net investment loss	($2,984,434)	($1,043,861)	($5,331,360)	($2,992,700)
Net realized gain (loss) on investments	66,174,987	(77,297,712)	77,744,659	(75,514,887)
Net change in unrealized appreciation of investments	72,709,600	218,488,566	161,649,025	372,727,363
Net increase in net assets resulting from operations	135,900,153	140,146,993	234,062,324	294,219,776
From Capital Share Transactions:
Proceeds from sale of shares	126,953,552	75,419,433	469,480,626	539,041,358
Cost of shares repurchased	(195,761,682)	(109,593,737)	(429,361,998)	(209,149,680)
Net increase (decrease) from capital share transactions	(68,808,130)	(34,174,304)	40,118,628	329,891,678
Total increase in net asssets	67,092,023	105,972,689	274,180,952	624,111,454
Net Assets:
Beginning of year	551,606,621	445,633,932	1,249,499,686	625,388,232
End of year	$618,698,644	$551,606,621	$1,523,680,638	$1,249,499,686
End of year undistributed net investment income	—	—	—	—

The accompanying notes are an integral part of these financial statements.

17

TimesSquare Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Institutional Class	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$10.22	$7.53	$11.64	$12.42	$12.08
Income from Investment Operations:
Net investment loss	(0.05)[3]	(0.02)[3]	(0.04)[3]	(0.03)[3]	(0.04)[3]
Net realized and unrealized gain (loss) on investments	2.84 [3]	2.71 [3]	(3.73)[3]	1.32 [3]	2.03 [3]
Total from investment operations	2.79	2.69	(3.77)	1.29	1.99
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	(0.34)	(2.07)	(1.65)
Net Asset Value End of Year	$13.01	$10.22	$7.53	$11.64	$12.42
Total Return[1]	27.30%	35.72%	(32.28)%	10.00%	16.49%
Ratio of net expenses to average net assets	1.03%	1.03%	1.04%	1.04%	1.03%
Ratio of net investment loss to average net assets[1]	(0.51)%	(0.20)%	(0.36)%	(0.22)%	(0.31)%
Portfolio turnover	56%	65%	62%	82%	62%
Net assets at end of year (000’s omitted)	$438,500	$412,270	$339,078	$500,809	$465,142

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.07%	1.09%	1.08%	1.07%	1.07%
Ratio of net investment loss to average net assets	(0.55)%	(0.26)%	(0.41)%	(0.25)%	(0.35)%

	For the year ended December 31,
Premier Class	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$10.11	$7.46	$11.53	$12.32	$12.00
Income from Investment Operations:
Net investment loss	(0.06)[3]	(0.03)[3]	(0.04)[3]	(0.04)[3]	(0.05)[3]
Net realized and unrealized gain (loss) on investments	2.81 [3]	2.68 [3]	(3.70)[3]	1.30 [3]	2.02 [3]
Total from investment operations	2.75	2.65	(3.74)	1.26	1.97
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	(0.33)	(2.05)	(1.65)
Net Asset Value End of Year	$12.86	$10.11	$7.46	$11.53	$12.32
Total Return[1]	27.20%	35.52%	(32.27)%	9.84%	16.44%
Ratio of net expenses to average net assets	1.14%	1.14%	1.11%	1.14%	1.10%
Ratio of net investment loss to average net assets[1]	(0.62)%	(0.31)%	(0.44)%	(0.33)%	(0.38)%
Portfolio turnover	56%	65%	62%	82%	62%
Net assets at end of year (000’s omitted)	$180,199	$139,337	$106,556	$162,479	$177,302

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.18%	1.20%	1.16%	1.17%	1.14%
Ratio of net investment loss to average net assets	(0.66)%	(0.37)%	(0.48)%	(0.36)%	(0.42)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.

18

TimesSquare Mid Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Institutional Class	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$11.88	$8.67	$13.26	$12.79	$11.06
Income from Investment Operations:
Net investment income (loss)	(0.04)[3]	(0.02)[3]	0.00 [3,4]	0.05	0.00 [3,4]
Net realized and unrealized gain (loss) on investments	2.20 [3]	3.23 [3]	(4.50)[3]	1.25	1.92 [3]
Total from investment operations	2.16	3.21	(4.50)	1.30	1.92
Less Distributions to Shareholders from:
Net investment income	—	—	(0.00)[4]	(0.04)	(0.00)[4]
Net realized gain on investments	—	—	(0.09)	(0.79)	(0.19)
Total distribution to shareholders	—	—	(0.09)	(0.83)	(0.19)
Net Asset Value End of Year	$14.04	$11.88	$8.67	$13.26	$12.79
Total Return[1]	18.18%	37.02%	(33.91)%	10.11%	17.39%
Ratio of net expenses to average net assets	1.06%	1.10%	1.08%	1.03%	1.12%
Ratio of net investment income (loss) to average net assets[1]	(0.30)%	(0.25)%	(0.04)%	0.35%	0.02%
Portfolio turnover	57%	55%	62%	67%	49%
Net assets at end of year (000’s omitted)	$923,687	$678,956	$344,189	$389,075	$205,290

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.08%	1.11%	1.09%	1.08%	1.16%
Ratio of net investment income (loss) to average net assests	(0.32)%	(0.26)%	(0.06)%	0.30%	(0.02)%

	For the year ended December 31,
Premier Class	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$11.81	$8.64	$13.23	$12.76	$11.03
Income from Investment Operations:
Net investment income (loss)	(0.06)[3]	(0.04)[3]	(0.03)[3]	0.02	(0.01)[3]
Net realized and unrealized gain (loss) on investments	2.17 [3]	3.21 [3]	(4.47)[3]	1.26	1.93 [3]
Total from investment operations	2.11	3.17	(4.50)	1.28	1.92
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.02)	(0.00)[4]
Net realized gain on investments	—	—	(0.09)	(0.79)	(0.19)
Total distribution to shareholders	—	—	(0.09)	(0.81)	(0.19)
Net Asset Value End of Year	$13.92	$11.81	$8.64	$13.23	$12.76
Total Return[1]	17.87%[5]	36.69%[5]	(33.96)%	9.95%[5]	17.44%
Ratio of net expenses to average net assets	1.26%	1.30%	1.29%	1.19%	1.23%
Ratio of net investment income (loss) to average net assets[1]	(0.50)%	(0.45)%	(0.26)%	0.17%	(0.06)%
Portfolio turnover	57%	55%	62%	67%	49%
Net assets at end of year (000’s omitted)	$599,994	$570,544	$281,199	$212,778	$106,329

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.28%	1.31%	1.30%	1.24%	1.27%
Ratio of net investment income (loss) to average net assests	(0.52)%	(0.46)%	(0.27)%	0.12%	(0.11)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	Rounds to less than $0.01 per share.
[5]	The Total Return is based on the Financial Statement Net Asset Values as shown on the left.

19

Notes to Financial Statements

December 31, 2010

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds: TimesSquare Small Cap Growth Fund (“Small Cap”) and TimesSquare Mid Cap Growth Fund (“Mid Cap”), collectively the “Funds.”

The Funds offer both Institutional and Premier Class shares. Institutional shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a higher minimum initial investment than Premier shares. Premier shares are offered to all other investors. Each class represents an interest in the same assets of the Funds and the classes are identical except for class specific expenses related to shareholder activity. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV,

(4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions

20

Notes to Financial Statements (continued)

about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust, and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Additional expenses to the Premier Class shares include payments to third parties who maintain omnibus accounts; these payments to third parties represent shareholder recordkeeping services and are expected not to exceed 0.20% of each Fund’s Premier Class average daily net assets. The actual expense and the impact on the expense ratios for the year ended December 31, 2010 was $165,517, or 0.11%, for Small Cap – Premier Class and $1,181,514, or 0.20%, for Mid Cap – Premier Class.

The Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, who paid a portion of such Funds’ expenses. For the year ended December 31, 2010, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were as follows: Small Cap–$107,880 or 0.02%, and Mid Cap–$209,801 or 0.02%.

The Funds have a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce the custody expense that would otherwise be charged to each Fund. For the year ended December 31, 2010, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2010, the Funds did not have any overdraft fees.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2010, each Fund’s portion of the transfer agent expense was reduced as follows: Small Cap – $793, and Mid Cap – $1,969.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund has made in the JPMorgan Liquid Assets Money Market Fund – Capital Shares. For the year ended December 31, 2010, the management fee was reduced as follows: Small Cap – $1,786, and Mid Cap –$10,296.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include nonreimbursable expenses, if any, such as interest and taxes.

21

Notes to Financial Statements (continued)

d. Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will also be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

As of December 31, 2010, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	TimesSquare Small Cap	TimesSquare Mid Cap
Capital loss carryforward	$25,024,305	$33,002,959
Undistributed ordinary income	—	—
Short-term capital gains	—	—
Long-term capital gains	—	—

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2007-2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Loss Carryovers

As of December 31, 2010, the Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires December 31,
TimesSquare Small Cap	$25,024,305	2017
TimesSquare Mid Cap	$33,002,959	2017

For the year ended December 31, 2010, Small Cap and Mid Cap utilized capital loss carryovers of $61,591,925 and $71,927,767, respectively.

22

Notes to Financial Statements (continued)

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2010, certain shareholders and omnibus shareholder accounts individually held greater than 10% of the outstanding shares of the Funds as follows: Small Cap – two accounts own 22%; Mid Cap – one account owns 22%. Transactions by these shareholders may have a material impact on their respective Funds. Capital share transactions for each class of shares were as follows:

	For the year ended December 31, 2010		For the year ended December 31, 2009
	Shares	Amount	Shares	Amount
TimesSquare Small Cap Growth Fund
Institutional Shares:
Proceeds from sale of shares	8,144,032	$86,455,378	6,274,864	$53,387,094
Reinvestments of dividends and distributions	—	—	—	—
Cost of shares repurchased	(14,770,418)	(158,117,791)	(10,988,179)	(84,480,462)

Net decrease - Institutional Shares	(6,626,386)	($71,662,413)	(4,713,315)	($31,093,368)

Premier Shares:
Proceeds from sale of shares	3,790,265	$40,498,174	2,687,266	$22,032,339
Reinvestments of dividends and distributions	—	—	—	—
Cost of shares repurchased	(3,553,909)	(37,643,891)	(3,202,081)	(25,113,275)

Net increase (decrease) - Premier Shares	236,356	$2,854,283	(514,815)	($3,080,936)

TimesSquare Mid Cap Growth Fund
Institutional Shares:
Proceeds from sale of shares	25,128,515	$315,160,401	28,164,620	$279,140,240
Reinvestments of dividends and distributions	—	—	—	—
Cost of shares repurchased	(16,487,522)	(205,363,956)	(10,696,782)	(103,166,213)

Net increase - Institutional Shares	8,640,993	$109,796,445	17,467,838	$175,974,027

Premier Shares:
Proceeds from sale of shares	12,706,187	$154,320,225	26,524,752	$259,901,118
Reinvestments of dividends and distributions	—	—	—	—
Cost of shares repurchased	(17,944,347)	(223,998,042)	(10,756,029)	(105,983,467)

Net increase (decrease) - Premier Shares	(5,238,160)	($69,677,817)	15,768,723	$153,917,651

23

Notes to Financial Statements (continued)

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Investment Manager selects subadvisors for the Funds (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. Each Fund’s investment portfolio is managed by TimesSquare Capital Management, LLC (“TimesSquare”), who serves pursuant to a Subadvisory Agreement with the Investment Manager. AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2010, the annual investment management fee rates, as a percentage of average daily net assets, were as follows: Small Cap –1.00% and Mid Cap – 1.00%. Under the Investment Management Agreements with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and TimesSquare, TimesSquare reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager has contractually agreed, through at least May 1 , 2011, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of brokerage costs, acquired fund fees and expenses, interest, taxes and extraordinary expenses) of the Funds exceed the following percentages of each Fund’s average daily net assets: Small Cap Institutional Class –1.05%, Small Cap Premier Class – 1.25%, Mid Cap Institutional Class – 1.19% and Mid Cap Premier Class – 1.39%.

The Funds are obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause each Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the year ended December 31, 2010, each Fund’s components of reimbursement are detailed in the following chart:

	TimesSquare Small Cap	TimesSquare Mid Cap
Reimbursement Available-12/31/09	$460,917	—
Additional Reimbursements	122,873	—
Repayments	(5,716)	—
Expired Reimbursements	(111,054)	—

Reimbursement Available - 12/31/10	$467,020	—

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2010, the following Funds lent to other Funds in the Fund family: Small Cap lent varying amounts up to $9,683,576 for 9 days earning interest of $1,327; Mid Cap lent varying amounts up to $2,171,591 for 8 days earning interest of $401. For the same period, the Funds did not borrow from other Funds in the Fund Family. The interest amounts are included in the Statement of Operations as interest income.

3. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2010, for Small Cap were $291,020,882 and $383,653,633 and for Mid Cap were $789,155,792 and $742,075,047, respectively. There were no purchases or sales of U.S. Government obligations for either Fund.

24

Notes to Financial Statements (continued)

4. Portfolio Securities Loaned

The Funds participates in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of each applicable Fund, has entered into an agreement with The Bank of New York Mellon and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in the BNY Institutional Cash Reserves Fund (the “ICRF”), pursuant to which (i) BNYMC will support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. and held by ICRF, and (ii) if certain conditions are met, BNYMC will purchase the defaulted securities from each Fund in September 2011. Each applicable Fund is fair valuing its position in the ICRF daily. Each Fund’s position, if any, in the separate sleeve of the ICRF is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Appreciation on the Statement of Assets and Liabilities and Statement of Operations.

5. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6. Subsequent Events

Effective December 31, 2010, TimesSquare Mid Cap Growth Fund will be closed to new investors, except for all existing shareholders, including shareholders who hold an account directly with the Fund and those shareholders who invest in the Fund through a financial intermediary account, the Managers Choice® program, a financial platform, defined contribution, defined benefit or asset allocation program (collectively, “financial intermediaries”), may continue to purchase shares of the Fund.

After the Effective Date, certain financial intermediaries that have accounts or client assets in the Fund on or before March 31, 2011, regardless of whether such financial intermediary is acting on a discretionary or non-discretionary basis, may, at Fund management’s discretion, continue to purchase shares of the Fund for those accounts and may open new Fund accounts for existing or new clients.

Exchanges into the Fund are not permitted unless the exchange is being made into an existing shareholder account or an existing financial intermediary account at the time of the exchange as described above. Fund management may, in its discretion, reopen the Fund to certain investors in the future. The Fund reserves the right to modify this policy at any time.

The Funds have determined that no additional material events or transactions occurred through the issuance of the Funds’ financial statements, which require additional disclosure in or adjustment of the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2009 Form 1099-DIVs you receive for each Fund will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, TimesSquare Small Cap and TimesSquare Mid Cap hereby designate as a capital gain distribution with respect to the taxable year ended December 31, 2010, $0 and $0, respectively, or, if subsequently determined to be different, the net capital gains of such year.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund (two of the series constituting Managers AMG Funds, hereafter referred to as the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

February 18, 2011

26

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 41 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).
Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 41 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 - Present); Trustee of Aston Funds (24 portfolios).
Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).
Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 41 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, TRS Associates (1982-Present); Trustee of Aston Funds (24 portfolios).
*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 41 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).
John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 41 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004 • Chief Legal Officer since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer. Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).
Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).
John J. Ferencz, 3/09/62 • Chief Compliance Officer • Code of Ethics Reporting Officer • AML Compliance Officer • Sarbanes-Oxley Code of Ethics Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

27

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Subadvisor

TimesSquare Capital Management LLC

1177 Avenue of the Americas, 39th Floor

New York, NY 10036

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
CADENCE CAPITAL APPRECIATION	INTERNATIONAL EQUITY	CHICAGO EQUITY PARTNERS BALANCED
CADENCE FOCUSED GROWTH	AllianceBernstein L.P.	Chicago Equity Partners, LLC
CADENCE MID-CAP	Lazard Asset Management, LLC
CADENCE EMERGING COMPANIES	Martin Currie Inc.	ALTERNATIVE FUNDS
Cadence Capital Management, LLC
	REAL ESTATE SECURITIES	FQ GLOBAL ALTERNATIVES
CHICAGO EQUITY PARTNERS MID-CAP	Urdang Securities Management, Inc.	FQ GLOBAL ESSENTIALS
Chicago Equity Partners, LLC		First Quadrant, L.P.
RENAISSANCE LARGE CAP GROWTH
EMERGING MARKETS EQUITY	Renaissance Group LLC	INCOME FUNDS
Rexiter Capital Management Limited		BOND (MANAGERS)
Schroder Investment Management North America Inc.	SKYLINE SPECIAL EQUITIES PORTFOLIO	FIXED INCOME GLOBAL BOND
	Skyline Asset Management, L.P.	Loomis, Sayles & Co., L.P.
ESSEX SMALL/MICRO CAP GROWTH
Essex Investment Management Co., LLC		BOND (MANAGERS PIMCO)
	SPECIAL EQUITY	Pacific Investment Management Co. LLC
FQ TAX-MANAGED U.S. EQUITY FQ U.S. EQUITY	Ranger Investment Management, L.P. Lord, Abbett & Co. LLC	CALIFORNIA INTERMEDIATE TAX-FREE
First Quadrant, L.P.	Smith Asset Management Group, L.P.	Miller Tabak Asset Management LLC
Federated MDTA LLC
FRONTIER SMALL CAP GROWTH
Frontier Capital Management Company, LLC	SYSTEMATIC VALUE SYSTEMATIC MID CAP VALUE	GW&K MUNICIPAL BOND GW&K MUNICIPAL ENHANCED YIELD
GW&K SMALL CAP EQUITY	Systematic Financial Management, L.P.	Gannett Welsh & Kotler, LLC
Gannett Welsh & Kotler, LLC
	TIMESSQUARE MID CAP GROWTH	HIGH YIELD
INSTITUTIONAL MICRO-CAP	TIMESSQUARE SMALL CAP GROWTH	J.P. Morgan Investment Management LLC
MICRO-CAP Lord, Abbett & Co. LLC	TSCM GROWTH EQUITY TimesSquare Capital Management, LLC	INTERMEDIATE DURATION
WEDGE Capital Management L.L.P. Next Century Growth Investors LLC	TRILOGY GLOBAL EQUITY	GOVERNMENT SHORT DURATION GOVERNMENT
RBC Global Asset Management (U.S.) Inc.	TRILOGY EMERGING MARKETS EQUITY	Smith Breeden Associates, Inc.
TRILOGY INTERNATIONAL SMALL CAP
Trilogy Global Advisors, L.P.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

# Annual Report

## Managers AMG

December 31, 2010

### Skyline Special Equities Portfolio

Managers
INVESTMENT GROUP

AR018-1210

Managers AMG

Skyline Special Equities Portfolio

Annual Report – December 31, 2010

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	9
Fund’s balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	10
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statement of Changes in Net Assets	11
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	12
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	13
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17

TRUSTEES AND OFFICERS	18

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. The Skyline Special Equities Portfolio (“the Fund”) is designed to provide investors with exposure to small-cap value stocks, a part of the equity market that has historically provided investors with strong returns relative to other major domestic equity investment styles. Since January of 1979, the inception date for the Russell Indexes, the Russell 2000® Value Index (“the Index”), which measures the performance of small-cap value stocks, has returned 13.66% on an annualized basis while the Russell 1000® Growth Index, which measures the performance of large-cap growth stocks, has returned 10.66%. Not only has the Fund delivered a small-cap advantage, but it has outperformed the Index by approximately 1.5% since its inception in May of 1987.

Below is a brief overview of the securities markets and the performance results for the Fund. Following this letter, we also provide the Portfolio Manager’s discussion of their investment management approach, performance results, and market outlook.

Overall, the broad equity market posted strong returns for 2010, with the Russell 3000® Index gaining 16.93%. With that said, equities achieved virtually all of their gains in the last half of the year due in part to better than expected corporate earnings as well as the Federal Reserve’s plan to boost economic growth via another round of quantitative easing (QE2). Small-cap value stocks posted better returns than the broader market, which is typical when the economy is coming out of a recession. For the year, the Russell 2000® Value Index gained 24.5%, well above its historical average. Skyline was able to take advantage of this small-cap effect by being patient and sticking to its proven investment process, which emphasizes selecting inexpensive stocks with good growth prospects.

Against this backdrop, the performance of the Skyline Special Equities Portfolio was strong, as detailed below.

Periods Ended 12/31/10	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Skyline Special Equities Portfolio	29.94%	26.07%	4.85%	4.27%	9.01%	12.02%	4/23/1987
Russell 2000® Value Index	26.58%	24.50%	2.19%	3.52%	8.42%	N/A
Russell 2000® Index	29.38%	26.85%	2.22%	4.47%	6.33%	8.50%

For the twelve months ending December 31, 2010, the Fund gained 26.07%, while the Index gained 24.50%. For the full year, the industrials sector contributed most to the Fund’s return on both an absolute basis and relative to its benchmark due to its heavy weighting in the portfolio and strong stock selection. The Fund’s financials sector was the poorest performer on both an absolute and relative basis for the full year.

Looking ahead, Skyline is cautiously optimistic about the outlook for the Fund. They are optimistic because they believe the Fund’s companies should continue to post solid earnings growth, providing support for further stock price gains. Their optimism is tempered somewhat by a belief that due to their recent sharp rise, small-cap value stocks have moved from being undervalued to fairly valued on current earnings. In Skyline’s opinion, further stock price appreciation will be more dependent upon earnings growth, as gains from expanding P/E multiples will be more difficult to come by.

The median expected EPS growth over the next twelve months for the stocks in the Fund is 16%. Skyline’s confidence in these expectations has grown as concerns about a double dip in the economy have abated. If these growth rates are achieved, the Fund could generate solid gains even if P/E multiples contract modestly.

1

Letter to Shareholders (continued)

The following report covers the one-year period ended December 31, 2010. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

/s/ JOHN H. STREUR
John H. Streur
Senior Managing Partner Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2010	Expense Ratio for the Period	Beginning Account Value 07/01/2010	Ending Account Value 12/31/2010	Expenses Paid During the Period*
Skyline Special Equities Portfolio
Based on Actual Fund Return	1.32%	$1,000	$1,299	$7.65
Based on Hypothetical 5% Annual Return	1.32%	$1,000	$1,019	$6.72

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Skyline Special Equities Portfolio

Investment Manager’s Comments

☒ The Skyline Special Equities Portfolio generated a 17.49% return for the fourth quarter, compared to a 15.36% return for the Russell 2000® Value Index. Strength was broad based, with every sector of the small-cap value market generating positive returns. The solid returns posted in the fourth quarter led to a 26.07% return for the Fund for all of 2010, which compares to the full-year return of 24.50% for the Russell 2000® Value Index. During both time frames, strong performance in the portfolio’s heavily weighted industrials sector offset weakness in its financial stocks.

The Year in Review

The majority of the market’s gains for the year were achieved during the fourth quarter. The gains were broad based during the fourth quarter, with all sectors of the small-cap value market posting positive returns. In a speech in late August, Fed Chairman Ben Bernanke discussed launching a second round of quantitative easing. The market reacted positively to the Fed’s efforts to add further stimulus to the economy, sending the Russell 2000® Index up over 30% from the day prior to the speech through year end. Economic statistics indicating an improving global economy further buoyed investor confidence. In December, jobless claims fell to their lowest level since July 2008, and according to the Institute for Supply Management (ISM), the U.S. manufacturing economy expanded for the 17th consecutive month.

Not surprisingly, economically sensitive sectors within the small-cap value market were the best performers for the fourth quarter, with energy and materials stocks generating returns of about 25%. Consumer staples, telecommunication services, and utilities, less economically sensitive sectors, were the only sectors that posted gains of less than ten percent during this period. For all of 2010, returns mirrored the fourth quarter’s results. Industrials and consumer discretionary stocks joined the materials and energy sectors in posting the highest returns, while telecommunication services, consumer staples, and health care were the laggards.

The Russell 2000® Index’s 16.25% and 26.85% gains for the fourth quarter and full year, respectively, outpaced the S&P 500 Index’s 10.76% and 15.06% returns for the same periods. Small-cap stocks typically outperform large caps in the early stages of economic and stock market recoveries.

For both the fourth quarter and the full year, the industrials sector contributed most to the Fund’s return on both an absolute basis and relative to its benchmark due to its heavy weighting in the portfolio and strong stock selection. For example, SFN Group, Inc., an employment services company, was a significant contributor to performance during both periods. SFN reported much better than expected earnings, causing investors to become more optimistic about the firm’s outlook. Within the information technology sector, which performed well in the fourth quarter, Virtusa Corp., an IT services provider, was the stock that contributed most to the Fund’s performance during the quarter and was a strong contributor for the full year as well. Virtusa is benefiting from increased demand for its low-cost offshore IT services.

The past year witnessed a resumption of takeover activity in the Fund. Three stocks (Psychiatric Solutions, Inc., a behavioral health services provider, Syniverse Holdings, Inc., a provider of outsourced telecommunication services, and Dynamex Inc., a provider of delivery and logistics services) received buyout offers at premiums to the prices they were trading at prior to the acquisition announcements.

The Fund’s financials sector was the poorest performer on both an absolute and relative basis for the fourth quarter and full year. Wilmington Trust Corporation, a bank holding company, declined sharply as rapidly deteriorating credit forced the company to sell to a competitor at a significant discount to its stock price prior to the deal. The Fund’s financials sector was also negatively impacted by its low weighting in REITs, which make up a significant portion of the Index and posted strong gains in 2010.

Looking Forward

We remain cautiously optimistic about the outlook for the Fund. We are optimistic because we expect companies will continue to post solid earnings growth, providing support for further stock price gains. Our optimism is tempered somewhat by our belief that, due to their recent sharp rise, small-cap value stocks have moved from being undervalued to fairly valued on current earnings. In our opinion, further stock price appreciation will be more dependent upon earnings growth, as gains from expanding P/E multiples will be more difficult to come by.

In our experience, the typical bull market occurs in two phases. In the first, or P/E expansion phase, investors become less fearful and bid up stock prices in anticipation of a resumption of earnings growth. In the second or earnings-driven phase, stock prices are driven primarily by improving company fundamentals. Although the sharpest gains often come near the beginning of the bull market, many investors miss that move while waiting for confirmation of the improved fundamentals. The sweet spot of the bull market is when the two phases overlap. During the sweet spot, valuations are still inexpensive and have room for expansion, while the economic environment has improved enough to provide some clarity to the earnings outlook.

We believe we are nearing the end of the sweet spot of the current bull market. The P/E of the Fund is currently 17.2x, which is slightly above the midpoint of its historical range. This level appears reasonable to us as we believe we are early in the earnings cycle. In addition, the current interest rate environment supports higher equity valuations. A 17.2x P/E implies a 5.8% earnings yield vs. a 10-Year U.S. Treasury Yield of 3.3%. Given where valuations are today, we would not expect to see further P/E multiple expansion, and in fact might see some contraction as the earnings cycle progresses and/or interest rates rise.

However, we believe earnings growth can be a driver of stock price increases from current levels. The median expected EPS growth over the next twelve months for the stocks in the Fund is 16%. Our confidence in these expectations has grown as concerns about a double dip in the economy have abated. If these growth rates are achieved, we would expect the Fund to generate solid gains even if P/E multiples contract modestly.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Value Index is an unmanaged,

4

Skyline Special Equities Portfolio

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

market-value weighted, value-oriented index comprised of small stocks that have relatively low price to book ratios and lower forecasted growth values. The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index of the 3,000 largest U.S. companies as measured by market capitalization, and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Value Index and the Russell 2000® Index are unmanaged, are not available for investment, and do not incur expenses. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on December 31, 2000 to a $10,000 investment made in the Russell 2000® Value Index and the Russell 2000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Skyline Special Equities Portfolio, the Russell 2000® Value Index and the Russell 2000® Index from December 31, 2000 through December 31, 2010.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
Skyline Special Equities Portfolio2,[5]	26.07%	4.27%[6]	9.01%[6]
Russell 2000® Value Index[3]	24.50%	3.52%	8.42%
Russell 2000® Index[4]	26.85%	4.47%	6.33%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www. managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2010. All returns are in U.S. dollars($).

[2]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[3]

The Russell 2000® Value Index is an unmanaged, market-value weighted, value- oriented index comprised of small stocks that have relatively low price to book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment, and does not incur expenses.

[4]

The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index of the 3,000 largest U.S. companies as measured by market capitalization, and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

[5]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[6]

Effective after the close of business on December 31, 2007, the Fund was reorganized into the Skyline Special Equities Portfolio, a series of Managers AMG Funds. The returns shown include the performance of the predecessor Fund.

The Russell 2000® Index and Russell 2000® Value Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

5

Skyline Special Equities Portfolio

Fund Snapshots

December 31, 2010

Portfolio Breakdown

Industry	Skyline Special Equities Portfolio**	Russell 2000® Value Index	Russell 2000® Index
Industrials	25.3%	14.3%	15.8%
Information Technology	20.4%	9.3%	18.5%
Financials	19.8%	37.0%	20.5%
Consumer Discretionary	15.6%	9.9%	13.7%
Health Care	6.6%	5.5%	12.4%
Energy	2.9%	7.8%	6.4%
Materials	2.0%	6.4%	5.7%
Telecommunication Services	1.5%	0.6%	1.0%
Utilities	1.4%	6.2%	3.0%
Consumer Staples	1.0%	3.0%	3.0%
Other Assets and Liabilities	3.5%	0.0%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Asbury Automotive Group	2.3%
Big Lots, Inc.*	2.1
Triumph Group, Inc.	2.1
Reinsurance Group of America, Inc.*	2.0
Hanover Insurance Group, Inc.*	1.9
ON Semiconductor Corp.	1.9
Jos. A. Bank Clothiers, Inc.*	1.8
First Financial Bancorp	1.8
Kennametal, Inc.	1.7
TNS, Inc.	1.7

Top Ten as a Group	19.3%

*	Top Ten Holding at June 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

Skyline Special Equities Portfolio

Schedule of Portfolio Investments

December 31, 2010

	Shares		Value
Common Stocks - 96.5%
Consumer Discretionary - 15.6%
Asbury Automotive Group, Inc.*	278,557		$5,147,733
Big 5 Sporting Goods Corp.	230,522		3,520,071
Big Lots, Inc.*	156,000		4,751,760
Dress Barn, Inc., The*	143,700		3,796,554
Group 1 Automotive, Inc.*	54,100		2,259,216
Harman International Industries, Inc.*	67,200		3,111,360
Jos. A. Bank Clothiers, Inc.*	100,809		4,064,619
McCormick & Schmick’s Seafood Restaurants, Inc.*	247,300		2,247,957
Modine Manufacturing Co.*	181,300		2,810,150
Signet Jewelers, Ltd.*	77,500	[2]	3,363,500
Total Consumer Discretionary			35,072,920
Consumer Staples - 1.0%
B&G Foods, Inc.	165,400		2,270,942
Energy - 2.9%
Bristow Group, Inc.*	61,200		2,897,820
Energy Partners, Ltd.*	122,500		1,820,350
Key Energy Services, Inc.*	139,234		1,807,257
Total Energy			6,525,427
Financials - 19.8%
Aspen Insurance Holdings, Ltd.	98,473		2,818,297
Berkshire Hills Bancorp, Inc.	118,012		2,608,065
Columbia Banking System, Inc.	135,700		2,857,842
Delphi Financial Group, Inc., Class A	121,429		3,502,012
First Financial Bancorp	214,900		3,971,352
FXCM, Inc., Class A*	170,100		2,253,825
Hanover Insurance Group, Inc.	93,700		4,377,664
MB Financial, Inc.	158,500	[2]	2,745,220
Ocwen Financial Corp.*	246,100		2,347,794
Park Sterling Bank*	367,400		2,263,184
Reinsurance Group of America, Inc.	82,847		4,449,713
Sabra Health Care REIT, Inc.*	119,766		2,203,695
Symetra Financial Corp.	258,200		3,537,340
TradeStation Group, Inc.*	288,200		1,945,350
Validus Holdings, Ltd.	82,800		2,534,508
Total Financials			44,415,861
Health Care - 6.6%
Amerigroup Corp.*	50,400		2,213,568
Five Star Quality Care, Inc.*	237,421		1,678,566

	Shares		Value
Pharmaceutical Product Development, Inc.	130,900		$3,552,626
Sirona Dental Systems, Inc.*	50,400		2,105,712
Sun Healthcare Group, Inc.*	153,966		1,949,210
Teleflex, Inc.	61,750		3,322,768
Total Health Care			14,822,450
Industrials - 25.3%
Administaff, Inc.	84,946		2,488,918
ArvinMeritor, Inc.*	156,083		3,202,823
Beacon Roofing Supply, Inc.*	103,289		1,845,774
Brady Corp.	81,600		2,660,976
CAI International, Inc.*	134,220		2,630,712
CBIZ, Inc.*	431,875		2,694,900
Columbus McKinnon Corp.*	157,250		3,195,320
CRA International, Inc.*	60,200		1,415,302
Douglas Dynamics, Inc.	170,500		2,583,075
Generac Holdings, Inc.*	152,476		2,465,537
General Cable Corp.	89,321	[2]	3,134,274
GP Strategies Corp.*	277,400		2,840,576
GrafTech International, Ltd.*	112,000		2,222,080
Kennametal, Inc.	99,700		3,934,162
R.R. Donnelley & Sons Co.	147,700		2,580,319
SFN Group, Inc.*	301,200		2,939,712
Swift Transportation Co.*	254,800	[2]	3,187,548
Textainer Group Holdings, Ltd.	112,900	[2]	3,216,521
Triumph Group, Inc.	52,200		4,667,202
United Rentals, Inc.*	127,700		2,905,175
Total Industrials			56,810,906
Information Technology - 20.4%
Anixter International, Inc.	37,200		2,221,956
Benchmark Electronics, Inc.*	189,089		3,433,856
Black Box Corp.	76,862		2,943,046
Blue Coat Systems, Inc.*	82,800		2,473,236
CoreLogic, Inc.	187,300		3,468,796
Intermec, Inc.*	182,500		2,310,450
Monotype Imaging Holdings, Inc.*	315,700		3,504,270
NeuStar, Inc., Class A*	106,900		2,784,745
ON Semiconductor Corp.*	429,125		4,239,755
RF Micro Devices, Inc.*	443,100		3,256,785
Rudolph Technologies, Inc.*	180,100		1,482,223
ShoreTel, Inc.*	341,000		2,663,210
SYNNEX Corp.*	118,854		3,708,245

The accompanying notes are an integral part of these financial statements.

7

Skyline Special Equities Portfolio

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 20.4% (continued)
TNS, Inc.*	184,900	$3,845,920
Virtusa Corp.*	215,201	3,520,688
Total Information Technology		45,857,181
Materials - 2.0%
A. Schulman, Inc.	126,100	2,886,429
Kraton Performance Polymers, Inc.*	55,200	1,708,440
Total Materials		4,594,869
Telecommunication Services - 1.5%
Cincinnati Bell, Inc.*	1,169,634	3,274,975
Utilities - 1.4%
NV Energy, Inc.	231,700	3,255,385
Total Common Stocks (cost $159,882,879)		216,900,916

	Shares	Value
Short-Term Investments - 4.7%[1]
BNY Institutional Cash Reserves Fund, Series B*[3,4]	426,826	$340,190
BNY Mellon Overnight Government Fund, 0.23%[3]	2,717,000	2,717,000
Dreyfus Cash Management Fund, Institutional Class Shares, 0.14%	7,603,589	7,603,589
Total Short-Term Investments (cost $10,747,415)		10,660,779
Total Investments - 101.2% (cost $170,630,294)		227,561,695
Other Assets, less Liabilities - (1.2)%		(2,658,368)
Net Assets- 100.0%		$224,903,327

Note: Based on the approximate cost of investments of $172,999,125 for Federal income tax purposes at December 31, 2010, the aggregate gross unrealized appreciation and depreciation were $58,506,216 and $3,943,646, respectively, resulting in net unrealized appreciation of investments of $54,562,570.

*	Non-income-producing securities.
[1]

Yield shown for each investment company listed represents its December 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2010, amounting to a market value of $3,043,354, or 1.4% of net assets.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being fair valued daily. (See Note 4 in the Notes to Financial Statements.)

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of December 31, 2010. (See Note 1(a) in the Notes to Financial Statements.)

	Level 1	Level 2	Level 3	Total
Skyline Special Equities Portfolio
Investments in Securities
Common Stocks†	$216,900,916	—	—	$216,900,916
Short-Term Investments	10,320,589	$340,190	—	10,660,779

Total Investments in Securities	$227,221,505	$340,190	—	$227,561,695

†	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investment Definitions and Abbreviations:

REIT:     Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

Skyline Special Equities Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments at value (including securities on loan valued at $3,043,354)*	$227,561,695
Receivable for investments sold	776,025
Receivable for Fund shares sold	136,157
Dividends, interest and other receivables	57,278
Receivable from affiliate	25,594
Prepaid expenses	9,593
Other assets	96,784
Total assets	228,663,126
Liabilities:
Payable upon return of securities loaned	3,143,826
Payable for Fund shares repurchased	171,429
Accrued expenses:
Investment management and advisory fees	170,438
Administrative fees	47,343
Trustees deferred compensation	96,784
Other	129,979
Total liabilities	3,759,799
Net Assets	$224,903,327
Shares outstanding	10,019,546
Net asset value, offering and redemption price per share	$22.45
Net Assets Represent:
Paid-in capital	$246,687,328
Undistributed net investment loss	(59,154)
Accumulated net realized loss from investments	(78,656,248)
Net unrealized appreciation of investments	56,931,401
Net Assets	$224,903,327
* Investments at cost	$170,630,294

The accompanying notes are an integral part of these financial statements.

9

Skyline Special Equities Portfolio

Statement of Operations

For the year ended December 31, 2010

Investment Income:
Dividend income	$1,859,520
Interest income	85
Securities lending fees	4,550
Total investment income	1,864,155
Expenses:
Investment management and advisory fees	2,041,501
Administrative fees	567,084
Transfer agent	642,834
Professional fees	66,295
Custodian	42,346
Reports to shareholders	25,400
Registration fees	28,405
Trustees fees and expenses	19,326
Miscellaneous	13,697
Total expenses before offsets	3,446,888
Expense reimbursements	(452,354)
Fee waivers	(917)
Expense reductions	(325)
Net expenses	2,993,292
Net investment loss	(1,129,137)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	27,652,929
Net change in unrealized appreciation of investments	20,759,449
Net realized and unrealized gain	48,412,378
Net increase in net assets resulting from operations	$47,283,241

The accompanying notes are an integral part of these financial statements.

10

Skyline Special Equities Portfolio

Statement of Changes in Net Assets

For the year ended December 31,

	2010	2009
Increase (Decrease) in Net Assets From Operations:
Net investment loss	($1,129,137)	($933,511)
Net realized gain (loss) on investments	27,652,929	(49,869,990)
Net change in unrealized appreciation of investments	20,759,449	132,694,225
Net increase in net assets resulting from operations	47,283,241	81,890,724
From Capital Share Transactions:
Proceeds from sale of shares[1]	31,012,708	50,532,312
Cost of shares repurchased	(106,199,907)	(65,805,011)
Net decrease from capital share transactions	(75,187,199)	(15,272,699)
Total increase (decrease) in net assets	(27,903,958)	66,618,025
Net Assets:
Beginning of year	252,807,285	186,189,260
End of year	$224,903,327	$252,807,285
End of year undistributed net investment loss	($59,154)	($77,767)

Share Transactions:
Sale of shares	1,606,730	3,399,291
Shares repurchased	(5,789,508)	(5,172,509)
Net decrease in shares	(4,182,778)	(1,773,218)

[1]	For the year ended December 31, 2009, the proceeds from the sale of shares for Skyline Special Equities Portfolio include the receipt of a market timing settlement of $58,112.

The accompanying notes are an integral part of these financial statements.

11

Skyline Special Equities Portfolio

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$17.80	$11.65	$19.54	$25.99	$25.43
Income from Investment Operations:
Net investment loss	(0.09)[4]	(0.06)[4]	(0.03)[4]	(0.00)[2]	(0.09)
Net realized and unrealized gain (loss) on investments	4.74 [4]	6.21 [4]	(7.82)[4]	(2.57)	4.86
Total from investment operations	4.65	6.15	(7.85)	(2.57)	4.77
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	(0.04)	(3.88)	(4.21)
Net Asset Value, End of Year	$22.45	$17.80	$11.65	$19.54	$25.99
Total Return[1]	26.12%[5]	52.79%	(40.15)%	(9.91)%	18.71%
Ratio of net expenses to average net assets	1.32%	1.32%	1.32%	1.37%	1.44%
Ratio of net investment loss to average net assets[1]	(0.50)%	(0.47)%	(0.16)%	(0.02)%	(0.33)%
Portfolio turnover	48%	61%	47%	52%	68%
Net assets at end of year (000’s omitted)	$224,903	$252,807	$186,189	$428,691	$566,023

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.52%	1.53%	1.54%	1.47%	1.47%
Ratio of net investment loss to average net assets	(0.70)%	(0.68)%	(0.38)%	(0.12)%	(0.36)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.) Expense reductions began in 2006.
[2]	Rounds to less than $0.01 per share.
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[4]	Per share numbers have been calculated using average shares.
[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

12

Notes to Financial Statements

December 31, 2010

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Skyline Special Equities Portfolio (the “Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of certain investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in the Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time the Fund’s NAV is calculated.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g, broker-quoted securities, fair valued securities)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments

13

Notes to Financial Statements (continued)

b. Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” agreement with The Bank of New York Mellon (“BNYM”) the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce the custody expense that would otherwise be charged to the Fund. For the year ended December 31, 2010, the custodian expense was not reduced.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2010, the transfer agent expense was reduced by $325.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2010, the overdraft fee for the Fund was $6.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund may have made in the JPMorgan Liquid Assets Portfolio – Capital Shares. For the year ended December 31, 2010, the management fee was reduced by $917.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, equalization accounting for tax purposes, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

As of December 31, 2010, the components of distributable earnings (excluding unrealized appreciation / depreciation) on a tax basis consisted of:

2010
Capital loss carryforward	$76,287,417
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains

e. Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2007-2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Loss Carryovers

As of December 31, 2010, the Fund had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Capital Loss Carryover	Amount	Expires December 31,
	$7,717,911	2016
	68,569,506	2017

Total	$76,287,417

For the year ended December 31, 2010, the Fund utilized $22,749,709 of capital loss carryovers.

14

Notes to Financial Statements (continued)

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2010, certain unaffiliated shareholders of record, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: two collectively own 48%. Transactions by these shareholders may have a material impact on the Fund.

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Fund’s investment portfolio is managed by Skyline Asset Management, L.P. (“Skyline”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and Skyline.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the year ended December 31, 2010, the annual investment management fee rate, as a percentage of average daily net assets was 0.90%. The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisors, that advise or act as an intermediary with the Fund’s shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of average net assets per annum.

The Investment Manager has contractually agreed, through at least May 1, 2011, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses and extraordinary expenses) of the Fund exceed 1.32% of the Fund’s average daily net assets.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the previously stated expense limitation percentage of the Fund’s average daily net assets.

For the year ended December 31, 2010, the Fund’s components of reimbursement are detailed in the following chart:

Reimburesement Available - 12/31/09	$1,074,408
Additional Reimbursements	452,354
Repayments	—
Expired Reimbursements	—

Reimbursement Available - 12/31/10	$1,526,762

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Prior to December 31, 2007, the Predecessor Fund provided a deferred compensation plan for its Trustees who are not officers, limited partners or shareholders of limited partners of the Advisor. Under the deferred compensation plan, Trustees could elect to defer all or a portion of their compensation. Amounts deferred were retained by the Fund, represented an unfunded obligation of the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended, may be invested in the common shares of the Fund, as selected by the Trustees. These shares were held by the Advisor on behalf of the Fund, the value of which is reflected in “Other assets” on the Statement of Assets and Liabilities at December 31, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/ decrease in the deferred compensation obligation and do not affect the Fund’s net asset value. At December 31, 2010, the unrealized appreciation on these shares amounted to $14,525.

The Fund is distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

15

Notes to Financial Statements (continued)

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2010, the Fund lent varying amounts up to $750,212 for 8 days earning interest of $151 to other Funds in the Fund Family. The interest amount can be found in the Statement of Operations as interest income. During the same period, the amount the Fund borrowed from other Funds in the Fund family was $1,253,392 for 2 days paying interest of $66. The interest expense is included in the Statement of Operations as miscellaneous expense.

3. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2010, were $104,712,162 and $178,459,424, respectively. The Fund had no purchases or sales of U.S. Government securities for the year ended December 31, 2010.

4. Portfolio Securities Loaned

The Fund participates in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of the Fund, has entered into an agreement with The Bank of New York Mellon and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in the ICRF, pursuant to which (i) BNYMC will support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. and held by ICRF, and (ii) if certain conditions are met, BNYMC will purchase the defaulted securities from the Fund in September 2011. The Fund is fair valuing its position in the ICRF daily. The Fund’s position in the separate sleeve of the ICRF is included in the Schedule of Portfolio Investments and the unrealized loss on such investments is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and the Statement of Operations.

5. Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund has determined that no additional material events or transactions occurred through the issuance of the Fund’s financial statements, which require additional disclosure in or adjustment of the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Pursuant to section 852 of the Internal Revenue Code, the Fund hereby designates as a capital gain distribution with respect to the taxable year ended December 31, 2010, $0, or, if subsequently determined to be different, the net capital gains of such year.

16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Skyline Special Equities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio (one of the series constituting Managers AMG Funds, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

February 18, 2011

17

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 41 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 41 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (24 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 41 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, TRS Associates (1982-Present); Trustee of Aston Funds (24 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 41 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 41 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Christine C. Carsman, 4/2/52 • Secretary since 2004 • Chief Legal Officer since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

John J. Ferencz, 3/09/62 • Chief Compliance Officer • Code of Ethics Reporting Officer • AML Compliance Officer • Sarbanes-Oxley Code of Ethics Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

18

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS

CADENCE CAPITAL APPRECIATION	INTERNATIONAL EQUITY	CHICAGO EQUITY PARTNERS BALANCED
CADENCE FOCUSED GROWTH	AllianceBernstein L.P.	Chicago Equity Partners, LLC
CADENCE MID-CAP CADENCE EMERGING COMPANIES	Lazard Asset Management, LLC Martin Currie Inc.	ALTERNATIVE FUNDS
Cadence Capital Management, LLC	REAL ESTATE SECURITIES	FQ GLOBAL ALTERNATIVES
CHICAGO EQUITY PARTNERS MID-CAP	Urdang Securities Management, Inc.	FQ GLOBAL ESSENTIALS
Chicago Equity Partners, LLC		First Quadrant, L.P.
RENAISSANCE LARGE CAP GROWTH
EMERGING MARKETS EQUITY	Renaissance Group LLC	INCOME FUNDS
Rexiter Capital Management Limited		BOND (MANAGERS)
Schroder Investment Management North America Inc.	SKYLINE SPECIAL EQUITIES PORTFOLIO	FIXED INCOME GLOBAL BOND
	Skyline Asset Management, L.P.	Loomis, Sayles & Co., L.P.
ESSEX SMALL/MICRO CAP GROWTH
Essex Investment Management Co., LLC	SPECIAL EQUITY Ranger Investment Management, L.P.	BOND (MANAGERS PIMCO) Pacific Investment Management Co. LLC
FQ TAX-MANAGED U.S. EQUITY	Lord, Abbett & Co. LLC
FQ U.S. EQUITY	Smith Asset Management Group, L.P.	CALIFORNIA INTERMEDIATE TAX-FREE
First Quadrant, L.P.	Federated MDTA LLC	Miller Tabak Asset Management LLC

FRONTIER SMALL CAP GROWTH	SYSTEMATIC VALUE	GW&K MUNICIPAL BOND
Frontier Capital Management Company, LLC	SYSTEMATIC MID CAP VALUE Systematic Financial Management, L.P.	GW&K MUNICIPAL ENHANCED YIELD Gannett Welsh & Kotler, LLC

GW&K SMALL CAP EQUITY	TIMESSQUARE MID CAP GROWTH	HIGH YIELD
Gannett Welsh & Kotler, LLC	TIMESSQUARE SMALL CAP GROWTH	J.P. Morgan Investment Management LLC
TSCM GROWTH EQUITY
INSTITUTIONAL MICRO-CAP MICRO-CAP	TimesSquare Capital Management, LLC	INTERMEDIATE DURATION GOVERNMENT
Lord, Abbett&Co. LLC	TRILOGY GLOBAL EQUITY	SHORT DURATION GOVERNMENT
WEDGE Capital Management L.L.P. Next Century Growth Investors LLC RBC Global Asset Management (U.S.) Inc.	TRILOGY EMERGING MARKETS EQUITY TRILOGY INTERNATIONAL SMALL CAP Trilogy Global Advisors, L.P.	Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

# Annual Report

## Managers AMG

December 31, 2010

GW&K INVESTMENT MANAGEMENT

### GW&K Small Cap Equity Fund

### GW&K Municipal Enhanced Yield Fund

### GW&K Municipal Bond Fund

Managers INVESTMENT GROUP

AR020-1210

Managers AMG Funds

Annual Report—December 31, 2010

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS
GW&K Small Cap Equity Fund	4
GW&K Municipal Enhanced Yield Fund	9
GW&K Municipal Bond Fund	17

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	23

FINANCIAL STATEMENTS

Statements of Assets and Liabilities	24
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	25
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	26
Detail of changes in Fund assets for the past two fiscal periods

FINANCIAL HIGHLIGHTS	27
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	33
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39

TRUSTEES AND OFFICERS	40

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. Our mutual fund offerings include three that are subadvised by Gannett Welsh & Kotler LLC (“GW&K”) and focus on specific segments of the municipal bond or domestic equity market. The GW&K Municipal Bond Fund (“GW&K Muni Fund”) seeks to provide investors with diversified, high-quality municipal bond exposure, while the GW&K Municipal Enhanced Yield Fund (“GW&K EY Fund”) emphasizes lower-rated, investment-grade, and longer-term bonds with the intent to generate more income for shareholders. GW&K has been effectively managing municipal bond portfolios since the mid-1970s and has overseen both funds since their inception. The GW&K Small Cap Equity Fund (“GW&K SCE Fund”) is a core fund that emphasizes small-capitalization stocks that appear positioned to generate consistent, long-term, sustainable earnings growth. GW&K’s equity investment process is built on in-depth research and diversification, and has historically offered downside protection for shareholders. GW&K has been overseeing equity mandates since the mid-1980s and the GW&K SCE Fund since its inception.

The municipal bond market closed out 2010 by recording its worst quarter of performance since 1994. The main drivers were rising Treasury yields and the approaching expiration of the Build America Bond (BABs) program. Anxiety and media headlines about municipal finances received much attention, but were not a major contributor to the sell-off. Even given the challenging end to the year, the municipal bond market still generated a constructive return as the Barclays Capital Municipal Bond Index returned 2.38%. Intermediate municipals (7—10 years) ended the year with the highest returns among the entire maturity range as short-term bonds suffered from miniscule yields, while the long end was hurt by larger price declines, particularly during the fourth quarter.

The equity markets told a different story. U.S. equities surged during the last few months of 2010 to finish the year off very strongly. Equities responded favorably to waning concerns of a double-dip recession, news of additional quantitative easing from the Federal Reserve (QE2), and an extension of the Bush tax rates along with additional stimulus such as a 2% decrease in the employee Social Security withholding. Overall, the Russell 3000® Index returned 16.93% for 2010. During 2010, small-cap stocks beat their large-cap counterparts and growth led value across all market-cap ranges. Improved economic results and the strong finish to 2010 suggest investor sentiment may be shifting. The latter part of 2010 saw significant outflows for fixed income, while U.S. equities have begun to reverse course and may be positioned for positive flows during the first half of 2011.

Against this backdrop, the performance of the three GW&K funds was strong on an absolute and relative basis, as detailed below:

Periods Ended 12/31/10	6 Months	1 Year	5 Years	10 Years	Inception Date
GW&K Small Cap Equity - Investor Class	32.23%	29.81%	4.11%	1.19%	12/10/1996
Russell 2000® Index	29.38%	26.85%	4.47%	6.33%	—
GW&K Municipal Enhanced Yield - Institutional Class	(1.29)%	4.15%	1.95%	—	12/30/2005
Barclays Capital U.S. Municipal Bond BAA Index	(1.45)%	3.75%	1.50%	—	—
GW&K Municipal Bond - Service Class	0.55%	4.05%	—	—	6/30/2009
Barclays Capital 10-Year Municipal Bond Index	(0.07)%	4.05%	—	—	—

For the 12-month period ending December 31, 2010, the GW&K SCE Fund (Investor Share Class) returned 29.81%, nicely beating the 26.85% return for the Russell 2000 Index. The primary driver of the solid results was strong stock selection in the technology, consumer discretionary, financials, and energy sectors. GW&K’s focus on sustainable, long-term growth also added value since growth outperformed value during the year.

Letter to Shareholders (continued)

For the 12-month period ending December 31, 2010, the GW&K EY Fund (Institutional Share Class) returned 4.15%, outpacing the 3.75% return for the Barclays Capital Municipal Bond BAA Index. Outperformance is attributable to favorable security selection within the BBB credit rating universe, tightening by prepay gas bonds relative to other segments of the municipal market and underexposure to tobacco bonds.

For the 12-month period ending December 31, 2010, the GW&K Muni Fund (Service Share Class) returned 4.05%, equal to the 4.05% return for the Barclays Capital Municipal Bond 10-Year Index. The Fund’s performance is most attributable to strong performance during the third quarter of 2010. The Fund performed well during the third quarter due to its longer duration and exposure to the long end since rates fell and the curve flattened. During the other three quarters the Fund modestly underperformed, but the third quarter dominated.

Looking ahead, there are plenty of reasons to be optimistic about the municipal bond and U.S. equity markets. Tax-exempt municipal bond rates ended 2010 at rates not seen since mid-2009 and look very attractive relative to U.S. Treasuries. The expiration of the BABs program has increased the steepness of the municipal bond yield curve, which offers additional inefficiencies to exploit. There are numerous reasons for concern as municipalities continue to adjust to decreased tax revenue, waning Federal government support, looming pension liabilities, and public scrutiny. Nevertheless, municipalities have numerous ways to alter spending and revenue to compensate for a below-average economic recovery. Contrary to media reports, a large number of defaults seem highly unlikely as debt servicing will continue to remain a top priority. This challenging environment puts a premium on in-depth credit research since not all municipalities are the same, while credit ratings and insurance wrappers have become worthless.

Equity markets also offer decent opportunity, particularly if the economic recovery continues to show signs of sustainability with growing potential to surprise on the upside. GW&K feels small-cap stocks are reasonably valued. We have already seen signs that markets are normalizing. For example, the correlation across stocks returned to more normal levels and strong fundamentals have begun to be rewarded. GW&K’s investment process is well-suited for such an environment because it emphasizes companies with strong management, sustainable growth, solid financials, and reasonable valuations. When fundamentals drive returns GW&K’s strategies have historically performed well, and GW&K believes we are entering such an environment.

The GW&K portfolio management teams have provided more detailed information on the performance of the Fund during 2010 and its perspective on the investment environment in the management discussion and analysis section of this report.

The following report covers the one-year period ended December 31, 2010. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

/s/ JOHN H. STREUR
John H. Streur
Senior Managing Partner Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison

Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Expense Ratio for the	Beginning Account Value	Ending Account Value	Expenses Paid During
Six Months Ended December 31, 2010	Period	07/01/10	12/31/10	the Period*
GW&K Small Cap Equity Fund
Investor Class Shares
Based on Actual Fund Return	1.44%	$1,000	$1,322	$8.43
Hypothetical (5% return before expenses)	1.44%	$1,000	$1,018	$7.32
Service Class Shares
Based on Actual Fund Return	1.20%	$1,000	$1,324	$7.03
Hypothetical (5% return before expenses)	1.20%	$1,000	$1,019	$6.11
Institutional Class Shares
Based on Actual Fund Return	0.95%	$1,000	$1,325	$5.57
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.84
GW&K Municipal Enhanced Yield Fund
Investor Class Shares
Based on Actual Fund Return	1.29%	$1,000	$985	$6.45
Hypothetical (5% return before expenses)	1.29%	$1,000	$1,019	$6.56
Service Class Shares
Based on Actual Fund Return	1.04%	$1,000	$986	$5.21
Hypothetical (5% return before expenses)	1.04%	$1,000	$1,020	$5.30
Institutional Class Shares
Based on Actual Fund Return	0.79%	$1,000	$987	$3.96
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$4.02
GW&K Municipal Bond Fund
Investor Class Shares
Based on Actual Fund Return	0.81%	$1,000	$1,003	$4.09
Hypothetical (5% return before expenses)	0.81%	$1,000	$1,021	$4.13
Service Class Shares
Based on Actual Fund Return	0.56%	$1,000	$1,006	$2.83
Hypothetical (5% return before expenses)	0.56%	$1,000	$1,022	$2.85
Institutional Class Shares
Based on Actual Fund Return	0.34%	$1,000	$1,006	$1.72
Hypothetical (5% return before expenses)	0.34%	$1,000	$1,023	$1.73

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

GW&K Small Cap Equity Fund

Investment Manager’s Comments

The Year in Review

For the fiscal year ended December 31, 2010, the GW&K Small Cap Equity Fund (Investor Class) (the “Fund”) returned 29.81%, outperforming the Russell 2000® Index, which returned 26.85%, and the Russell 3000® Index, which returned 16.93%. Please note that this Fund has multiple share classes. Performance for all classes can be found on the Fund’s performance page at www.managersinvest.com.

Calendar year 2010 was the second consecutive year of strong positive performance in the equity markets. After charging out of the gate in January, equities stumbled a bit from late April into August as fears concerning the sustainability of the global economic recovery materialized. However, the Federal Reserve’s QE2 program put a charge back into the market for the final four months of the year. The not so invisible hand of the Federal Reserve pushed investors back into risk assets. Small caps benefited disproportionately from this trend, almost lapping large caps for the calendar year (+26.9% for the Russell 2000® vs. +15.1% for the S&P 500).

Relative performance during 2010 was quite strong as the Fund outperformed its primary benchmark by almost 350 basis points. We were particularly pleased with the performance of the Fund given that the Fund’s high-quality, low-turnover approach can be structurally disadvantaged during short speculative periods when equity returns are robust and market participants favor stocks with higher earnings volatility or greater overall risk levels. This preference was evident within the benchmark in 2010, particularly in the fourth quarter, as low ROE and high-beta stocks dramatically outperformed. These are two segments the Fund tends to avoid, in favor of lower-beta and higher ROE stocks. However, through strong stock selection across a majority of economic sectors, the Fund was still able to outperform even with this structural market headwind.

From an attribution perspective, stock selection drove the Fund’s outperformance during the year and sector weightings had a neutral effect on relative performance. The Fund outperformed the Index in seven of ten GICS sectors, and relative performance benefited the most in the information technology, consumer discretionary, financials, and energy sectors. Stocks such as Riverbed Technology, Inc. (+206.2%), Cognex Corp. (+68.0%) Lululemon Athletica, Inc. (+127.3%), Tractor Supply Co. (+84.6%), Portfolio Recovery Associates, Inc. (+67.7%), and Gulfport Energy Corp. (+46.0%) were the top contributors within their respective sectors.

Strong stock performance across most sectors was partly offset by underperformance within the health care and industrials sectors. Within those two sectors, the Fund’s holdings just missed keeping pace with the Index holdings. Our most disappointing individual holdings during the year were Capella Education Co. (-11.6%), Umpqua Holdings Corp.

(-7.7%), Charles River Labs (-7.8%), and Blackboard Inc. (-9.0%).

Most of the Fund’s most outstanding performers during 2010 have been holdings in the Fund for some time. A good portion was added to the Fund when valuation opportunities began to emerge in high-growth stocks as markets began to recover in 2009. For example, Lululemon Athletica, Inc. was first purchased in 3Q2009 and performed very well during 2010. We strive to make decisions today that will positively impact the portfolio over the next 3 to 5 years. These decisions tend to be at the security level, not the macro level, and impact the portfolio only at the margin.

While valuations of small-cap stocks have increased of late, we are optimistic about the current investing environment and are still finding plenty of new and exciting investment opportunities in the small-cap universe today. We believe superior earnings growth rates, better earnings surprise ratios, acquisition activity, fund flows, and high-yield spread compression are all potential indicators that small-cap outperformance could continue in 2011. Over the last two years, we have approached small-cap investing with the belief that the economy was healing and that there would be a long, slow, and choppy climb out of this so called Great Recession. We still believe this is the case, and the stock market will likely offer many opportunities over this long process for long-term investors to add and reduce positions as it has over the last two years.

This commentary reflects the viewpoints of Gannett Welsh & Kotler, LLC as of 1/25/2011.

Cumulative Total Return Performance

GW&K Small Cap Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV) and assumes that all dividends and distributions were reinvested. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Unlike the Fund, the Russell 2000® Index and the Russell 3000® Index are unmanaged, are not available for investment, and do not incur expenses. The Indices assume reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in GW&K Small Cap Equity Fund on December 31, 2000, to a $10,000 investment made in the Russell 2000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or

GW&K Small Cap Equity Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced. The Russell 2000® Index and Frank Russell® are trademarks of the Frank Russell Company.

The table below shows the average annualized total returns for the GW&K Small Cap Equity Fund and the Russell 2000® Index from December 31, 2000 to December 31, 2010.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Inception Date
GW&K Small Cap Equity Fund[2,3,4]
Investor	29.81%	4.11%	1.19%	12/10/96
Service	30.09%	—	—	7/27/09
Institutional	30.28%	—	—	7/27/09
Russell 2000® Index[5]	26.85%	4.47%	6.33%	—

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www. managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2010. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

The performance information shown, as represented by the performance of the Fund’s Investor Class shares (formerly Class A shares), includes that of the predecessor Fund, the BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc. which was reorganized into the GW&K Multi-Cap Equity Fund, a series of Managers AMG Funds, as of the close of business on November 7, 2008.

[4]

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[5]

The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. The Russell 2000® Index and the Russell 3000® Index are unmanaged, are not available for investment, and do not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

GW&K Small Cap Equity Fund

Fund Snapshots

December 31, 2010

Portfolio Breakdown

Portfolio Breakdown	GW&K Small Cap Equity Fund**	Russell 2000® Index
Information Technology	19.3%	18.5%
Financials	18.9%	20.5%
Consumer Discretionary	15.5%	13.7%
Industrials	15.0%	15.8%
Health Care	10.6%	12.4%
Energy	5.3%	6.4%
Materials	5.2%	5.7%
Other Investment Companies	2.7%	0.0%
Consumer Staples	2.6%	3.0%
Utilities	2.1%	3.0%
Telecommunication Services	0.0%	1.0%
Other Assets and Liabilities	2.8%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
HMS Holdings Corp.*	2.6%
Hittite Microwave Corp.*	2.4
Dril-Quip, Inc.	2.4
Middleby Corp., The	2.3
Lululemon Athletica, Inc.*	2.3
Cleco Corp.*	2.1
Tractor Supply Co.*	2.1
Mid-America Apartment Communities, Inc.*	2.1
Schnitzer Steel Industries, Inc.	2.0
Tupperware Brands Corp.*	2.0

Top Ten as a Group	22.3%

*	Top Ten Holding at June 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

GW&K Small Cap Equity Fund

Schedule of Portfolio Investments

December 31, 2010

	Shares	Value
Common Stocks - 94.5%
Consumer Discretionary - 15.5%
Capella Education Co.*	5,100	$339,558
Group 1 Automotive, Inc.*	11,300	471,888
Hibbett Sports, Inc.*	17,100	630,990
Life Time Fitness, Inc.*	9,800	401,702
Lululemon Athletica, Inc.*	12,900	882,618
Matthews International Corp.	9,300	325,314
Monro Muffler Brake, Inc.	12,900	446,211
Peet’s Coffee & Tea, Inc.*	6,000	250,440
Ryland Group, Inc., The	14,200	241,826
Texas Roadhouse, Inc., Class A*	24,100	413,797
Tractor Supply Co.	16,700	809,783
Tupperware Brands Corp.	16,000	762,720
Total Consumer Discretionary		5,976,847
Consumer Staples - 2.6%
Ruddick Corp.	17,600	648,384
WD-40 Co.	8,500	342,380
Total Consumer Staples		990,764
Energy - 5.3%
Dril-Quip, Inc.*	12,000	932,640
Gulfport Energy Corp.*	31,600	684,140
Tesco Corp.*	27,400	435,112
Total Energy		2,051,892
Financials - 18.9%
American Campus Communities, Inc.	17,100	543,096
Cohen & Steers, Inc.	16,800	438,480
Duff & Phelps Corp., Class A	14,800	249,528
Glacier Bancorp, Inc.	20,800	314,288
Iberia Bank Corp.	7,800	461,214
Mid-America Apartment Communities, Inc.	12,500	793,625
National Health Investors, Inc.	11,200	504,224
Portfolio Recovery Associates, Inc.*	7,100	533,920
PrivateBancorp, Inc.	18,300	263,154
ProAssurance Corp.*	9,100	551,460
Signature Bank*	14,700	735,000
Stifel Financial Corp.*	9,700	601,788
SVB Financial Group*	10,700	567,635
Umpqua Holdings Corp.	28,400	345,912
Waddell & Reed Financial, Inc.	10,900	384,661
Total Financials		7,287,985

	Shares	Value
Health Care - 10.6%
Hanger Orthopedic Group, Inc.*	18,000	$381,420
HMS Holdings Corp.*	15,500	1,003,935
ICU Medical, Inc.*	14,550	531,075
Landauer, Inc.	5,900	353,823
Meridian Bioscience, Inc.	24,700	572,052
United Therapeutics Corp.*	11,300	714,386
West Pharmaceutical Services, Inc.	13,200	543,840
Total Health Care		4,100,531
Industrials - 15.0%
American Ecology Corp.	17,000	295,460
Ameron International Corp.	4,900	374,213
CLARCOR, Inc.	12,000	514,680
Healthcare Services Group, Inc.	27,300	444,171
Heartland Express, Inc.	29,400	470,988
II-VI, Inc.*	15,200	704,672
Middleby Corp., The*	10,600	894,852
Nordson Corp.	6,250	574,250
Ritchie Bros. Auctioneers, Inc.	15,200	350,360
Toro Co., The	9,100	560,924
Universal Forest Products, Inc.	15,700	610,730
Total Industrials		5,795,300
Information Technology - 19.3%
ANSYS, Inc.*	13,400	697,738
Blackbaud, Inc.	25,000	647,500
Blackboard, Inc.*	10,200	421,260
Cognex Corp.	24,300	714,906
Cohu, Inc.	23,600	391,288
Epicor Software Corp.*	25,500	257,550
Harmonic, Inc.*	53,800	461,066
Hittite Microwave Corp.*	15,500	946,120
Power Integrations, Inc.	13,500	541,890
PROS Holdings, Inc.*	20,500	233,495
Riverbed Technology, Inc.*	16,000	562,720
Rofin-Sinar Technologies, Inc.*	17,200	609,568
Solera Holdings, Inc.	9,100	467,012
Sourcefire, Inc.*	19,400	503,043
Total Information Technology		7,455,156

The accompanying notes are an integral part of these financial statements.

GW&K Small Cap Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 5.2%
Compass Minerals International, Inc.	6,000	$535,620
Schnitzer Steel Industries, Inc.	11,900	790,041
Silgan Holdings, Inc.	19,600	701,876
Total Materials		2,027,537
Utilities - 2.1%
Cleco Corp.	26,700	821,292
Total Common Stocks (cost $26,977,823)		36,507,304
Other Investment Companies - 2.7%
Clearbridge Energy MLP Fund, Inc.*	12,000	263,760
Kayne Anderson MLP Investment Co.	14,000	440,580
Tortoise Energy Infrastructure Corp.	8,850	338,512
Total Other Investment Companies (cost $805,872)		1,042,852
Short-Term Investments - 3.4%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.14% (cost $1,333,449)	1,333,449	1,333,449
Total Investments - 100.6% (cost $29,117,144)		38,883,605
Other Assets, less Liabilities - (0.6)%		(241,102)
Net Assets - 100.0%		$38,642,503

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Enhanced Yield Fund

Investment Manager’s Comments

The Year in Review

For the fiscal year ended December 31, 2010, the GW&K Municipal Enhanced Yield Fund (Institutional Share Class) (the “Fund”) returned 4.15%, outperforming the Barclays Capital Municipal Bond BAA Index (the “Index”), which returned 3.75%. Please note that this Fund has multiple share classes. Performance for all classes can be found on the Fund’s performance page at www.managersinvest.com.

The municipal bond market closed out 2010 by recording its worst quarter of performance since 1994. Interest rates climbed successively higher in each of the final three months of the year while the yield curve steepened dramatically. The main drivers were rising Treasury yields and the approaching expiration of the Build America Bond (BABs) program. Anxiety over state budget conditions captured headlines throughout the quarter, but was not a major contributor to the sell-off. Despite the fourth quarter reversal, intermediate municipals (7—10 years) ended the year with the highest returns among the entire maturity range, as short-term bonds suffered from miniscule yields while the long end was hurt by larger price declines.

Seasonal weakness is typical of the bond market in the closing months of the year as a tick-up in supply coincides with lower-coupon reinvestments, year-end tax-loss selling, thin market participation (with the holidays), and a more cautious broker-dealer community looking to close their books. We saw all of that in Q4. What magnified this weakness, though, was a sharp Treasury market sell-off in response to the one-two combination of the Federal Reserve’s second round of quantitative easing (QE2) and the post-election tax-cut extension, which improved the economic outlook, stoked concerns about fiscal deficits, and promised an increased supply of government debt. In addition, the municipal market had to price in the pending surge of tax-exempt supply related to the expiration of the BABs program. BABs had accounted for about a quarter of all municipal issuance since the program began in April of 2009. Because most of the BABs supply came in the form of longer maturity paper it put the most pressure on the long end of the curve causing yields on long muni bonds to increase the most.

Further contributing to the weakness in municipals was a sharp reversal in mutual fund flows. Following 22 consecutive months of inflows, investors withdrew $16 billion over the final seven weeks of the year, cutting 2010’s net inflows in half. Many outside observers wanted to portray the withdrawals as solely credit driven, but the fact that most of the outflows targeted long-end funds belies this notion. It is true that state and local governments continue to struggle with unfunded pension liabilities, structural budget deficits, and the evaporation of federal stimulus funds, and we are likely to see more downgrades in the years ahead. But this is nothing new and generally not an issue with regard to servicing debt. The states just recorded a third consecutive increase in quarterly tax revenues and, once the stimulus program ends, they regain the power to cut education and Medicaid expenses beyond the mandated minimums imposed by the federal government as a condition for granted aid. Looking at the municipal bond market as a whole, default rates are down from a year ago and remain extremely low (<0.02%) as a percent of debt outstanding.

The Fund nicely outperformed its primary benchmark during 2010 while generating a decent absolute return considering the meaningful rise in yields during the latter part of 2010, particularly on the long end of the curve. The Fund’s performance was aided by good security selection within the BBB credit rating universe, particularly industrial revenue bonds issued by corporate credits that had a positive impact on performance. In addition, prepay gas bonds backed by financial institutions also tightened significantly during the year and helped performance. The Fund continued to have a meaningful underweight to tobacco settlement bonds which declined significantly after multi-notch downgrades. These positive factors were partly offset by the Fund’s focus on long maturity bonds since the curve steepened, particularly during the fourth quarter as the BABs program expired and mutual fund flows reversed.

Looking ahead, there are plenty of reasons to be optimistic. Tax-exempt rates have risen significantly off their lows and begin the year at levels not seen since June of 2009. The expiration of the BABs has created a steeper curve and more trading inefficiencies. Intermediate-and long-term municipals are still historically cheap versus Treasuries. Outsized January coupons and maturity redemptions should create a seasonally strong source of demand heading into the first quarter. Many issuers pulled forward 2011 issuance into 2010 to take advantage of the BABs program, and over half the states have newly elected governors who will need time to acclimate before pushing new borrowing. This means supply will probably be lower than otherwise, at least to start the year.

At this point, a move higher in Treasury rates probably presents the biggest risk to municipal returns. But there too, the back-up has been significant and, if the optimistic growth scenario currently priced into the market does not materialize or there are further tremors in the European debt crisis, we could easily see those rates move lower. Short of that, inflation would need to reignite to push rates materially higher, hardly a given with the slack in the economy and the belt-tightening at the state and local levels.

This commentary reflects the viewpoints of Gannett Welsh & Kotler, LLC as of 1/25/2011.

Cumulative Total Return Performance

GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Barclays Capital U.S. Municipal Bond BAA Index is a subset of the Barclays Capital U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. Prior to July 27, 2009, the former benchmark was the Barclays Capital U.S. Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index). The index is a rules-based,

GW&K Municipal Enhanced Yield Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB- or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. Unlike the Fund, the Barclays Capital U.S. Municipal Bond BAA Index and the Barclays Capital U.S. Municipal Bond Index are unmanaged, are not available for investment, and do not incur expenses. The Indices assume reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in GW&K Municipal Enhanced Yield Fund on December 30, 2005, to a $10,000 investment made in the Barclays Capital U.S. Municipal Bond BAA Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the GW&K Municipal Enhanced Yield Fund and the Barclays Capital U.S. Municipal Bond BAA Index from December 30, 2005 to December 31, 2010.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
GW&K Municipal Enhanced Yield Fund [2,3,4,5]
Investor	3.81%	—	9.38%	7/27/09
Service	4.09%	—	9.66%	7/27/09
Institutional	4.15%	1.95%	1.95%	12/30/05
Barclays Capital U.S. Municipal Bond BAA Index[6]	3.75%	1.50%	1.50%	—

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest. com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2010. All returns are in U.S. dollars ($).

[2]

The performance shown includes that of the predecessor Fund, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc., which was reorganized into the GW&K Municipal Enhanced Yield Fund, a series of Managers AMG Funds, as of the close of business on November 7, 2008.

[3]

Issuers of bonds may not be able to meet interest or principal payments when the bonds come due. High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default. The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger losses for the Fund. Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

[4]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[5]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[6]

The Barclays Capital U.S. Municipal Bond BAA Index is a subset of the Barclays Capital Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

GW&K Municipal Enhanced Yield Fund

Fund Snapshots

December 31, 2010

State Breakdown

State	Percentage of Net Assets
Massachusetts	9.2%
Texas	9.1%
California	7.4%
Colorado	6.2%
Illinois	6.2%
Pennsylvania	5.8%
New York	5.5%
Florida	5.1%
Michigan	4.2%
Tennessee	3.8%
Hawaii	3.6%
Louisiana	3.6%
Puerto Rico	3.3%
Arizona	3.0%
Georgia	2.9%
Ohio	2.6%
Kentucky	2.1%
Washington	1.9%

State	Percentage of Net Assets
New Jersey	1.8%
Indiana	1.4%
Iowa	1.2%
Delaware	1.1%
New Mexico	1.0%
Guam	0.9%
West Virginia	0.9%
District of Columbia	0.9%
North Carolina	0.7%
Virgin Islands	0.5%
Vermont	0.4%
Connecticut	0.3%
Alabama	0.3%
Virginia	0.2%
Short-Term Investments	1.6%
Other Assets and Liabilities	1.3%

100.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008, 6.500%, 11/15/38	3.2%
Railsplitter Tobacco Settlement Authority Revenue, 6.000%, 06/01/28	3.0
Seminole Indian Tribe of Florida, Inc., Series 2010 A, 5.125%, 10/01/17	2.9
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series 2010 A, 5.500%, 06/15/50	2.8
Massachusetts State Health and Educational Facilities Authority Revenue, Caregroup Issue, Series 2008 E-1, 5.125%, 07/01/38	2.8
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series 2007 A, 5.125%, 06/01/37*	2.6
Philadelphia Gas Works Revenue, Ninth Series, 5.250%, 08/01/40	2.3
Michigan State Hospital Finance Authority Revenue, Henry Ford Health System, 5.750%, 11/15/39	2.1
Puerto Rico Highways and Transportation Authority Revenue, Series AA, 5.300%, 07/01/35*	2.1
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group Managed Lanes Project, Series 2010, 7.000%, 06/30/40*	2.0

Top Ten as a Group	25.8%

*	Top Ten Holding at June 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments

December 31, 2010

Security Description	Principal Amount	Value
Municipal Bonds - 97.1%
Alabama - 0.3%
Courtland Industrial Development Board Solid Waste Disposal Revenue, Champion International Corp. Project, Series 1999, 6.000%, 08/01/29	$160,000	$151,510
Arizona - 3.0%
Pima County Industrial Development Authority Revenue, Tucson Electric Power Co. Project, Series 2010 A, 5.250%, 10/01/40	1,050,000	915,190
Pima County Industrial Development Authority Revenue, Tucson Electric Power Co. Project, Series 2008 B, 5.750%, 09/01/29	250,000	251,955
University Medical Center Corporation Hospital Revenue, Series 2009 A, 6.500%, 07/01/39	325,000	341,412
Total Arizona		1,508,557
California - 7.4%
California Health Facilities Finance Authority Revenue, Catholic Healthcare West, Series 2009 A, 6.000%, 07/01/39	150,000	152,792
California Health Facilities Finance Authority Revenue, St. Joseph Health System, Series 2009 A, 5.750%, 07/01/39	280,000	282,428
California Municipal Finance Authority Certificate, Community Hospitals of Central California, 5.500%, 02/01/39	500,000	424,500
California State General Obligation, 6.500%, 04/01/33	175,000	187,168
California State Public Works Board Revenue, Riverside Campus Project, Series 2009 B, 6.125%, 04/01/28	110,000	113,392
California State Public Works Board Revenue, Various Capital Projects, Series 2009 G-1, 5.750%, 10/01/30	200,000	194,916
California Statewide Communities Development Authority School Facility Revenue, Aspire Public Schools, Series 2010, 6.000%, 07/01/40	500,000	471,730
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Series 2007 A-1, 5.750%, 06/01/47	650,000	438,451
Sacramento County, CA Public Facilities Financing Corporation COP, 5.750%, 02/01/30	500,000	480,950
San Diego, CA Public Facilities Financing Authority Lease Revenue, Master Refunding Project, Series 2010 A, 5.250%, 03/01/40	505,000	454,374
San Francisco, CA City and County Redevelopment Financing Authority Revenue, Series 2009 C, 6.500%, 08/01/39	450,000	471,326
Total California		3,672,027
Colorado - 6.2%
Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008, 6.500%, 11/15/38	1,515,000	1,589,295
Regional Transportation District Tax Exempt COP, Series 2010 A, 5.375%, 06/01/31	500,000	496,605
Regional Transportation District Taxable COP, Direct Pay Build America Bonds, Series 2010 B, 6.00%, 01/15/41	1,000,000	982,230
Total Colorado		3,068,130
Connecticut - 0.3%
Eastern Connecticut Resource Recovery Authority Solid Waste Revenue, Wheelabrator Technologies, Series 1993 A, 5.500%, 01/01/20	165,000	162,134
Delaware - 1.1%
Delaware State Economic Development Authority Revenue, Delmarva Power and Light Co. Project, Series 2010, 5.400%, 02/01/31	550,000	538,764
District of Columbia - 0.9%
District of Columbia Ballpark Revenue, Series 2006 B-1, 5.000%, 02/01/35 (FGIC Insured)	510,000	461,683
Florida - 5.1%
Miami-Dade County Aviation Revenue, Series 2010 A, 5.375%, 10/01/35	935,000	896,067
Seminole Indian Tribe of Florida, Inc., Series 2010 A, 5.125%, 10/01/17 (a)	1,500,000	1,451,340

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Florida - 5.1% (continued)
Seminole Tribe Special Obligation Revenue, Series 2007 A, 5.250%, 10/01/27 (a)	$50,000	$44,234
Seminole Tribe Special Obligation Revenue, Series 2007 A, 5.500%, 10/01/24 (a)	150,000	141,028
Total Florida		2,532,669
Georgia - 2.9%
DeKalb County Hospital Authority Revenue, DeKalb Medical Center, Inc. Project, 6.125%, 09/01/40	500,000	484,360
Gainesville and Hall County Hospital Authority Revenue, Northeast Georgia Health System, Inc. Project, Series 2010 A, 5.375%, 02/15/40	1,050,000	961,464
Richmond County Development Authority Solid Waste Disposal Revenue, International Paper Co. Project, 5.800%, 12/01/20	10,000	10,019
Total Georgia		1,455,843
Guam - 0.9%
Guam Power Authority Revenue, Series 2010 A, 5.500%, 10/01/40	500,000	466,775
Hawaii - 3.6%
Hawaii Pacific Health Special Purpose Revenue, Series 2004 A, 5.600%, 07/01/33	1,000,000	945,080
Hawaii Pacific Health Special Purpose Revenue, Series 2010 B, 5.750%, 07/01/40	670,000	635,462
Hawaii State Department of Budget and Finance Special Purpose Revenue, Hawaiian Electric Company, Inc., 6.500%, 07/01/39	205,000	210,916
Total Hawaii		1,791,458
Illinois - 6.2%
Illinois Finance Authority Revenue, Chicago Charter School Project, 5.000%, 12/01/36	215,000	171,660
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series 2010 A, 5.500%, 06/15/50	1,500,000	1,415,040
Railsplitter Tobacco Settlement Authority Revenue, 6.000%, 06/01/28	1,500,000	1,476,060
Total Illinois		3,062,760
Indiana - 1.4%
Indiana State Finance Authority Environmental Improvement Revenue, US Steel Corp. Project, 6.000%, 12/01/26	750,000	719,558
Iowa - 1.2%
Iowa Higher Education Loan Authority Private College Facility Revenue, Upper Iowa University Project, 6.000%, 09/01/39	600,000	591,864
Kentucky - 2.1%
Kentucky Economic Development Finance Authority Hospital Revenue, Owensboro Medical Health System, Inc., Series 2010 A, 6.375%, 06/01/40	645,000	641,981
Owen County Waterworks System Revenue, American Water Co. Project, Series 2009 A, 6.250%, 06/01/39	400,000	409,680
Total Kentucky		1,051,661
Louisiana - 3.6%
Louisiana Local Government Environmental Facilities and Community Development Authority Hospital Revenue, Series 2010 A, 5.875%, 10/01/40	515,000	479,182
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series 2007 A, 5.125%, 06/01/37	1,420,000	1,282,331
Total Louisiana		1,761,513

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Massachusetts - 9.2%
Massachusetts Educational Financing Authority Education Loan Revenue, Series 2010 A, 5.250%, 01/01/28	$350,000	$339,290
Massachusetts State Development Finance Agency Revenue, Wheelock College, Series 2007 C, 5.250%, 10/01/37	250,000	224,548
Massachusetts State Health and Educational Facilities Authority Revenue, Caregroup Issue, Series 2008 E-1, 5.125%, 07/01/38	1,540,000	1,397,981
Massachusetts State Health and Educational Facilities Authority Revenue, Milford Regional Medical, Series 2007 E, 5.000%, 07/15/32	300,000	244,941
Massachusetts State Health and Educational Facilities Authority Revenue, Suffolk University, Series 2009 A, 5.750%, 07/01/39	425,000	419,135
Massachusetts State Health and Educational Facilities Authority Revenue, UMass Memorial, Series 2005 D, 5.000%, 07/01/33	1,085,000	997,896
Massachusetts State Health and Educational Facilities Authority Revenue, Winchester Hospital Issue, Series 2010 H, 5.250%, 07/01/38	1,060,000	956,205
Total Massachusetts		4,579,996
Michigan - 4.2%
Detroit Distributable State Aid General Obligation, Limited Tax, Series 2010, 5.250%, 11/01/35	450,000	405,724
Detroit Water Supply System Revenue, Second Lien, Series 2006 B, 7.000%, 07/01/36 (AGM Insured)	250,000	279,838
Michigan State Building Authority Facilities Program Revenue, Series 2009 H, 5.125%, 10/15/33	350,000	324,058
Michigan State Hospital Finance Authority Revenue, Henry Ford Health System, 5.750%, 11/15/39	1,110,000	1,066,177
Total Michigan		2,075,797
New Jersey - 1.8%
New Jersey State Educational Facilities Authority Revenue, University Medical and Dentistry, Series 2009 B, 7.500%, 12/01/32	535,000	603,517
Tobacco Settlement Financing Corp., Series 2007 1A, 6.000%, 06/01/41	495,000	295,094
Total New Jersey		898,611
New Mexico - 1.0%
Farmington, NM Pollution Control Revenue, Public Service Company of New Mexico San Juan Project, Series 2010 C, 5.900%, 06/01/40	500,000	487,705
New York - 5.5%
Chautauqua County Industrial Development Agency Exempt Facility Revenue, NRG Dunkirk Power Project, Series 2009, 5.875%, 04/01/42	760,000	757,226
Port Authority of New York and New Jersey Special Project, JFK International Air Terminal LLC Project, Series 2010, 6.000%, 12/01/42	1,000,000	985,950
Westchester County Healthcare Corp. Revenue, Series 2010 C-2, 6.125%, 11/01/37	1,000,000	985,010
Total New York		2,728,186
North Carolina - 0.7%
Columbus County Industrial Facilities & Pollution Control Financing Authority, International Paper Company Projects, Series 2009 A, 6.250%, 11/01/33	200,000	205,016
Columbus County Industrial Facilities & Pollution Control Financing Authority, Recovery Zone Facility Bonds, Series 2010 A, 5.700%, 05/01/34	125,000	121,842
Total North Carolina		326,858
Ohio - 2.6%
Butler County Hospital Facilities Revenue, UC Health, Series 2010, 5.500%, 11/01/40	1,000,000	896,580
Ohio State Air Quality Development Authority Revenue, Ohio Valley Electric Corporation Project, Series 2009 E, 5.625%, 10/01/19	400,000	411,216
Total Ohio		1,307,796

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Pennsylvania - 5.8%
Lycoming County Authority Health System Revenue, Susquehanna Health System Project, Series 2009 A, 5.750%, 07/01/39	$250,000	$246,210
Pennsylvania Economic Development Finance Authority, Allegheny Energy Supply Co., 7.000%, 07/15/39	400,000	425,840
Pennsylvania Higher Educational Facilities Authority Revenue, East Stroudsburg University Student Housing Project, Series 2006 A, 5.000%, 07/01/42	850,000	734,621
Philadelphia Gas Works Revenue, Ninth Series, 5.250%, 08/01/40	1,250,000	1,158,238
Philadelphia Municipal Authority Revenue, 6.500%, 04/01/39	325,000	333,492
Total Pennsylvania		2,898,401
Puerto Rico - 3.3%
Puerto Rico Highways and Transportation Authority Revenue, Series 2007 M, 5.000%, 07/01/37	235,000	209,131
Puerto Rico Highways and Transportation Authority Revenue, Series AA, 5.300%, 07/01/35	1,140,000	1,062,013
Puerto Rico Public Buildings Authority Government Facilities Revenue, Series 2009 Q, 5.625%, 07/01/39 (CIFG Insured)	200,000	193,794
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series 2009 A, 6.000%, 08/01/42	190,000	194,072
Total Puerto Rico		1,659,010
Tennessee - 3.8%
Johnson City Health and Educational Facilities Board Hospital Revenue, Mountain States Health Alliance, Series 2009 A, 5.500%, 07/01/31	135,000	124,855
Johnson City Health and Educational Facilities Board Hospital Revenue, Mountain States Health Alliance, Series 2009 A, 7.750%, 07/01/38	225,000	251,667
Tennessee Energy Acquisition Corp. Gas Project Revenue, Series 2006 A, 5.250%, 09/01/18	265,000	267,475
Tennessee Energy Acquisition Corp. Gas Project Revenue, Series 2006 A, 5.250%, 09/01/26	455,000	432,587
Tennessee Energy Acquisition Corp. Gas Project Revenue, Series 2006 C, 5.000%, 02/01/21	330,000	323,093
Tennessee Energy Acquisition Corp. Gas Project Revenue, Series 2006 C, 5.000%, 02/01/22	195,000	189,821
Tennessee Energy Acquisition Corp. Gas Project Revenue, Series 2006 C, 5.000%, 02/01/23	320,000	305,536
Total Tennessee		1,895,034
Texas - 9.1%
Gulf Coast Waste Disposal Authority, International Paper Company Project, Series 2002 A, 6.100%, 08/01/24	305,000	305,933
Gulf Coast Waste Disposal Authority, Waste Management Brazoria County Project, Series 2003 A, 5.200%, 05/01/28	340,000	327,202
Love Field Airport Modernization Corp. Revenue, Southwest Airlines Love Field Modernization Program Project, Series 2010, 5.250%, 11/01/40	1,000,000	893,820
Matagorda County Navigation District No. 1 Pollution Control Revenue, Central Power and Light Company Project, Series 2001 A, 6.300%, 11/01/29	300,000	318,441
North Texas Tollway Authority System Revenue, Series 2009 A, 6.250%, 01/01/39	450,000	457,052
Texas Municipal Gas Acquisition and Supply Corp. Gas Supply Revenue, Series 2006 A, 5.250%, 12/15/23	745,000	727,217
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group Managed Lanes Project, Series 2010, 7.000%, 06/30/40	1,000,000	1,006,859
Texas State Public Finance Authority Charter School Finance Corp. Education Revenue, Series 2010 A, 6.200%, 02/15/40	500,000	481,725
Total Texas		4,518,249
Vermont - 0.4%
Vermont Educational and Health Buildings Finance Agency Revenue, Fletcher Allen Hospital, Series 2007 A, 4.750%, 12/01/36	225,000	183,683

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Virgin Islands - 0.5%
Virgin Islands Public Finance Authority Revenue, Series 2009 A, Diageo Project, Series 6.750%, 10/01/37	$250,000	$257,948
Virginia - 0.2%
Washington County Industrial Development Authority Hospital Revenue, Mountain States Health Alliance, Series 2009 C, 7.750%, 07/01/38	100,000	110,777
Washington - 1.9%
Tobacco Settlement Authority Washington Tobacco Settlement Revenue, Asset Backed, Series 2002, 6.625%, 06/01/32	60,000	58,359
Washington Health Care Facilities Authority Revenue, Central Washington Health Services Association, Series 2009, 7.000%, 07/01/39	500,000	521,070
Washington State Health Care Facilities Authority Revenue, Overlake Hospital Medical Center, 5.700%, 07/01/38	400,000	386,544
Total Washington		965,973
West Virginia - 0.9%
West Virginia Economic Development Revenue, Appalachian Power Co. Amos Project, Series 2010 A, 5.375%, 12/01/38	500,000	465,550
Total Municipal Bonds (cost $50,018,980)		48,356,480
Short-Term Investments - 1.6%[1]	Shares
Fidelity Institutional Money Market Tax Exempt Fund, Institutional Class, 0.14% (cost $801,340)	801,340	801,340
Total Investments - 98.7% (cost $50,820,320)[2]		49,157,820
Other Assets, less Liabilities - 1.3%		659,008
Net Assets - 100.0%		$49,816,828

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Bond Fund

Investment Manager’s Comments

The Year in Review

For the 12-month period ended December 31, 2010, the GW&K Municipal Bond Fund (Institutional Class) (the “Fund”) returned 4.16%, outperforming the Barclays Capital Municipal Bond 10-Year Index (the “Index”), which returned 4.05%. Please note that this Fund has multiple share classes. Performance for all classes can be found on the Fund’s performance page at www. managersinvest.com.

The municipal bond market closed out 2010 by recording its worst quarter of performance since 1994. Interest rates climbed successively higher in each of the final three months of the year while the yield curve steepened dramatically. The main drivers were rising Treasury yields and the approaching expiration of the Build America Bond (BABs) program. Anxiety over state budget conditions captured headlines throughout the quarter, but was not a major contributor to the sell-off. Despite the fourth quarter reversal, intermediate municipals (7-10 years) ended the year with the highest returns among the entire maturity range as short-term bonds suffered from miniscule yields while the long-end was hurt by larger price declines.

Seasonal weakness is typical of the bond market in the closing months of the year as a tick-up in supply coincides with lower-coupon reinvestments, year-end tax-loss selling, thin market participation (with the holidays), and a more cautious broker-dealer community looking to close their books. We saw all of that in Q4. What magnified this weakness, though, was a sharp Treasury market sell-off in response to the one-two combination of the Federal Reserve’s second round of quantitative easing (QE2) and the post-election tax-cut extension, which improved the economic outlook, stoked concerns about fiscal deficits, and promised an increased supply of government debt. In addition, the municipal market had to price in the pending surge of tax-exempt supply related to the expiration of the BABs program. BABs had accounted for about a quarter of all municipal issuance since the program began in April of 2009. Because most of the BABs supply came in the form of longer maturity paper it put the most pressure on the long end of the curve causing yields on long muni bonds to increase the most.

Further contributing to the weakness in municipals was a sharp reversal in mutual fund flows. Following 22 consecutive months of inflows, investors withdrew $16 billion over the final seven weeks of the year, cutting 2010’s net inflows in half. Many outside observers wanted to portray the withdrawals as solely credit driven, but the fact that most of the outflows targeted long-end funds belies this notion. It is true that state and local governments continue to struggle with unfunded pension liabilities, structural budget deficits, and the evaporation of federal stimulus funds, and we are likely to see more downgrades in the years ahead. But this is nothing new and generally not an issue with regard to servicing debt. The states just recorded a third consecutive increase in quarterly tax revenues and, once the stimulus program ends, they regain the power to cut education and Medicaid expenses beyond the mandated minimums imposed by the federal government as a condition for granted aid. Looking at the municipal bond market as a whole, default rates are down from a year ago and remain extremely low (<0.02%) as a percent of debt outstanding.

The Fund modestly outperformed its primary benchmark during 2010 while generating a solid absolute return, especially considering the meaningful rise in yields during the latter part of 2010, particularly on the long end of the curve. The Fund benefited from a strong third quarter that saw bond yields decrease substantially. During that period, the Fund outperformed the Index by over 70 basis points due to its longer duration and allocation to longer maturity bonds, which performed relatively well as the curve flattened. During the other three quarters the Fund modestly underperformed its benchmark, but third quarter outperformance dominated. The Fund also benefited from moves to shorten duration before rates climbed in the fourth quarter. These changes included raising an 8% cash position as rates touched historic lows as well as selling some of the Fund’s longest maturities. Both of these portfolio changes helped performance as rates rose and the yield curve steepened in the fourth quarter. The Fund’s high-quality focus detracted slightly from performance as credit spreads tightened modestly during the year.

Looking ahead, there are plenty of reasons to be optimistic. Tax-exempt rates have risen significantly off their lows and begin the year at levels not seen since June of 2009. The expiration of the BABs has created a steeper curve and more trading inefficiencies. Intermediate- and long-term municipals are still historically cheap versus Treasuries. Outsized January coupons and maturity redemptions should create a seasonally strong source of demand heading into the first quarter. Many issuers pulled forward 2011 issuance into 2010 to take advantage of the BABs program and over half the states have newly elected governors who will need time to acclimate before pushing new borrowing. This means supply will probably be lower than otherwise, at least to start the year.

At this point, a move higher in Treasury rates probably presents the biggest risk to municipal returns. But there too, the back-up has been significant and, if the optimistic growth scenario currently priced into the market does not materialize or there are further tremors in the European debt crisis, we could easily see those rates move lower. Short of that, inflation would need to reignite to push rates materially higher, hardly a given with the slack in the economy and the belt-tightening at the state and local levels.

This commentary reflects the viewpoints of Gannett Welsh & Kotler, LLC as of 1/25/2011.

GW&K Municipal Bond Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance

GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Barclays Capital 10-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with a minimum credit rating of Baa by Moody’s. Unlike the Fund, the Barclays Capital 10-Year Municipal Bond Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in GW&K Municipal Bond Fund on June 30, 2009, to a $10,000 investment made in the Barclays Capital 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the total return for the GW&K Municipal Bond Fund and the Barclays Capital 10-Year Municipal Bond Index since inception to December 31, 2010 for the same time periods.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
GW&K Municipal Bond Fund[2],3,[4]
Investor	3.89%	5.81%	6/30/09
Service	4.05%	5.99%	6/30/09
Institutional	4.16%	6.41%	6/30/09
Barclays Capital 10-Year Municipal Bond Index[5]	4.05%	6.22%	—

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2010. All returns are in U.S. dollars ($).

[2]

Issuers of bonds may not be able to meet interest or principal payments when the bonds come due. High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default. The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger losses for the Fund. Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

[3]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[4]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[5]

The Barclays Capital 10-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with a minimum credit rating of Baa by Moody’s. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

GW&K Municipal Bond Fund

Fund Snapshots

December 31, 2010

State Breakdown

State	Percentage of Net Assets
California	16.2%
Texas	13.0%
New York	12.1%
Pennsylvania	5.8%
Arizona	4.9%
Massachusetts	4.1%
Georgia	3.0%
Illinois	2.9%
Tennessee	2.8%
Washington	2.8%
Maine	2.6%
New Jersey	2.6%
Florida	2.5%
Iowa	2.4%

State	Percentage of Net Assets
Vermont	2.4%
Michigan	2.3%
Kentucky	2.3%
Ohio	2.3%
Kansas	2.3%
Connecticut	2.1%
Puerto Rico	1.9%
North Carolina	1.5%
New Mexico	1.2%
Colorado	1.1%
Short-Term Investments	2.6%
Other Assets and Liabilities	0.3%

100.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
New York City General Obligation, Series 2008 B-1, 5.250%, 09/01/20*	3.5%
Gwinnett County School District General Obligation, 5.000%, 02/01/16*	3.0
California State Department of Water Resources Power Supply Revenue, Series 2010 M, 5.000%, 05/01/16	3.0
Tennessee Energy Acquisition Corp. Gas Project Revenue, Series 2006 A, 5.250%, 09/01/21	2.8
Massachusetts State Water Resources Authority, Series 2009 B, 5.000%, 08/01/21*	2.7
Maine Municipal Bond Bank Transportation Infrastructure Revenue, Series 2009 A, 5.000%, 09/01/22	2.6
California State General Obligation, 5.000%, 11/01/24	2.6
New Jersey State Turnpike Authority Revenue, Series 2009 G, 5.000%, 01/01/18	2.6
California State Economic Recovery, Series 2009 A, 5.000%, 07/01/20	2.5
Texas Public Finance Authority Unemployment Compensation Obligation Assessment Revenue, 5.000%, Series 2010 A, 07/01/17	2.4

Top Ten as a Group	27.7%

* Top Ten Holding at June 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

GW&K Municipal Bond Fund

Schedule of Portfolio Investments

December 31, 2010

Security Description	Principal Amount	Value
Municipal Bonds - 97.1%
Arizona - 4.9%
Arizona Water Infrastructure Finance Authority Revenue, Series 2009 A, 5.000%, 10/01 /18	$400,000	$462,640
Maricopa County Industrial Development Authority Health Facility Revenue, Catholic Healthcare West, Series 2007 A, 5.000%, 07/01/17	100,000	108,037
Pima County Sewer Revenue, Series 2010, 5.000%, 07/01/22 (AGM Insured)	340,000	356,762
Total Arizona		927,439
California - 16.2%
California State Department of Water Resources Revenue, Central Valley Project, Series AD, 5.000%, 12/01/20 (AGM Insured)	25,000	26,930
California State Department of Water Resources Power Supply Revenue, Series 2010 M, 5.000%, 05/01/16	500,000	568,051
California State Economic Recovery, Series 2009 A, 5.000%, 07/01/20	440,000	470,100
California State General Obligation, 5.000%, 11/01/24	500,000	499,965
California State General Obligation, 5.500%, 04/01/18	115,000	128,033
California State Public Works Board Lease Revenue, California Community Colleges, Series 2007 B, 5.000%, 03/01/21 (FGIC Insured)	200,000	200,722
California State Public Works Board Lease Revenue, Department of General Services, Series 2009 A, 5.000%, 04/01/20	250,000	251,490
California State Public Works Board Lease Revenue, Various California State University Projects, Series 2010 B-1, 5.250%, 03/01/24	250,000	250,882
California State Public Works Board Lease Revenue, Various University of California Projects, Series 2007 A, 5.000%, 06/01/19 (FGIC Insured)	130,000	142,601
San Francisco, CA City & County Airport Commission Revenue, San Francisco International Airport, Series 2010 D, 5.000%, 05/01/19 (AGM Insured)	300,000	328,827
Southern California Public Power Authority, Southern Transmission Project, Series 2008 B, 6.000%, 7/01 /27	195,000	213,291
Total California		3,080,892
Colorado - 1.1%
Colorado Health Facilities Authority Revenue, Sisters of Charity of Leavenworth Health System, Series 2010 B, 5.000%, 01/01/23	200,000	206,132
Connecticut- 2.1%
Connecticut State General Revenue, Series 2009 C, 5.000%, 10/01/16	350,000	404,800
Florida - 2.5%
Highlands County Health Facilities Authority, Adventist Health System, Series 2005 A-D, 5.000%, 11/15/18	100,000	105,095
Miami-Dade County Florida Aviation Revenue, Miami International Airport, Series 2010 A-1, 5.500%, 10/01/26	360,000	368,971
Total Florida		474,066
Georgia - 3.0%
Gwinnett County School District General Obligation, 5.000%, 02/01/16	500,000	576,176
Illinois - 2.9%
Chicago, IL Public Building Commission Building Revenue, Series 1999 B, 5.250%, 12/01/18 (FGIC Insured)	275,000	301,606
Illinois State Sales Tax Revenue, Build Illinois, Series 2009 B, 5.000%, 06/15/21	250,000	258,162
Total Illinois		559,768

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Iowa - 2.4%
Iowa State Jobs Program Special Obligation, Series 2009 A, 5.000%, 06/01/17	$400,000	$456,048
Kansas - 2.3%
Kansas Development Finance Authority Revenue, Series 2004 A, 5.000%, 04/01/19 (FGIC Insured)	405,000	431,669
Kentucky - 2.3%
Kentucky State Property & Buildings Commission Revenue, Series 2009 A, 5.000%, 08/01/19	400,000	440,980
Maine - 2.6%
Maine Municipal Bond Bank Transportation Infrastructure Revenue, Series 2009 A, 5.000%, 09/01/22	460,000	500,724
Massachusets - 4.1%
Massachusetts Educational Financing Authority Education Loan Revenue, Issue I, Series 2010 A, 5.500%, 1/01/22	250,000	258,230
Massachusetts State Water Resources Authority, Series 2009 B, 5.000%, 08/01/21	470,000	518,513
Total Massachusets		776,743
Michigan - 2.3%
Michigan Municipal Bond Authority Revenue, Series 2007, 5.000%, 10/01/19	400,000	441,276
New Jersey - 2.6%
New Jersey State Turnpike Authority Revenue, Series 2009 G, 5.000%, 01/01/18	450,000	491,234
New Mexico - 1.2%
New Mexico State Capital Projects General Obligation, 5.000%, 03/01/18	190,000	220,535
New York - 12.1%
Metropolitan Transportation Authority New York Revenue, Series 2005 G, 5.000%, 11/15/18	350,000	380,278
New York City General Obligation, Series 2008 B-1, 5.250%, 09/01/20	605,000	664,877
New York State Thruway Authority, Second General Highway & Bridge Trust, Series 2008 B, 5.000%, 04/01/22	400,000	425,824
New York State Urban Development Corp. Revenue, Series 2008 D, 5.250%, 01/01/17	400,000	453,452
Triborough Bridge & Tunnel Authority Revenue, Series 2008 A, 5.000%, 11/15/20	355,000	391,700
Total New York		2,316,131
North Carolina - 1.5%
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue, Series 2009 C, 5.000%, 01/01/21	270,000	285,468
Ohio - 2.3%
Ohio State Facilities, Series 2009 B, 5.000%, 10/01/17	390,000	436,496
Pennsylvania - 5.8%
Philadelphia, PA Water and Wastewater Revenue, Series 2010 A, 5.000%, 06/15/18 (AGM Insured)	400,000	441,220
Pennsylvania Intergovernmental Cooperation Authority Special Tax Revenue, Philadelphia Funding Program, Series 2010, 5.000%, 06/15/19	300,000	338,730
Pennsylvania State Higher Educational Facilities Authority Revenue, Series 2009 A, 5.250%, 08/15/21	300,000	325,032
Total Pennsylvania		1,104,982
Puerto Rico - 1.9%
Puerto Rico Electric Power Authority Revenue, Series ZZ, 5.250%, 07/01/22	350,000	366,510
Tennessee - 2.8%
Tennessee Energy Acquisition Corp. Gas Project Revenue, Series 2006 A, 5.250%, 09/01/21	545,000	538,836

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Texas -13.0%
Dallas/Fort Worth International Airport Facilities Improvement Joint Revenue, Series 2009 A, 5.000%, 11 /01/22	$350,000	$364,861
Texas Municipal Gas Acquisition and Supply Corp. I Gas Supply Revenue, Series 2008 D, 6.250%, 12/15/26	330,000	345,299
Texas Public Finance Authority Unemployment Compensation Obligation Assessment Revenue, Series 2010 B, 5.000%, 01/01/20	400,000	423,288
Texas Public Finance Authority Unemployment Compensation Obligation Assessment Revenue, Series 2010 A, 5.000%, 07/01/17	415,000	462,758
Texas Water Development Board Revenue, Series 2007 B, 5.000%, 07/15/17	400,000	451,608
Texas Water Financial Assistance, Series 2008 A, 5.000%, 08/01/22	400,000	436,540
Total Texas		2,484,354
Vermont - 2.4%
Vermont Municipal Bond Bank, Series 2009 1, 5.000%, 12/01/21	400,000	450,444
Washington - 2.8%
Seattle, WA Municipal Light and Power Improvement and Refunding Revenue, Series 2010 B, 5.000%, 02/01/21	250,000	274,442
Washington Health Care Facilities Authority Revenue, Series 2009, 6.750%, 07/01/29	250,000	259,970
Total Washington		534,412
Total Municipal Bonds (cost $18,286,151)		18,506,115

	Shares
Short-Term Investments - 2.6%[1]
Fidelity Institutional Money Market Tax Exempt Fund, Institutional Class, 0.14%, (cost $499,107)	499,107	499,107
Total Investments - 99.7% (cost $18,785,258)[2]		19,005,222
Other Assets, less Liabilities - 0.3%		63,258
Net Assets - 100.0%		$19,068,480

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2010, the approximate cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/ or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
GW&K Small Cap Equity Fund	$29,117,144	$10,089,915	($323,454)	$9,766,461
GW&K Municipal Enchanced Yield Fund	50,820,320	408,073	(2,070,573)	(1,662,500)
GW&K Municipal Bond Fund	18,785,258	309,985	(90,021)	219,964

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2010, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
GW&K Municipal Enchanced Yield Fund	$1,636,602	3.3%

*	Non-income-producing security.
#	Rounds to less than 0.1%.
[1]	Yield shown for an investment company represents its December 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	At December 31, 2010, Municipal Enhanced and Municipal Bond held 1.5% and 11.7%, respectively, in securities backed by insurance of financial institutions and financial guaranty assurance companies.

The following tables summarize the inputs used to value the Municipal Enhanced and Municipal Bond Funds’ net assets by the fair value hierarchy levels as of December 31, 2010:

(See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Municipal Enhanced
Investments in Securities
Municipal Bonds†	—	$48,356,480	—	$48,356,480
Short-Term Investments	$801,340	—	—	801,340

Total Investments in Securities	$801,340	$48,356,480	—	$49,157,820

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Municipal Bond
Investments in Securities
Municipal Bonds†	—	$18,506,115	—	$18,506,115
Short-Term Investments	$499,107	—	—	499,107

Total Investments in Securities	$499,107	$18,506,115	—	$19,005,222

[1]	All municipal bonds held in the Fund are Level 2 securities. For a detailed break-out of the bonds by major classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2010, the securities in Small Cap Equity were all Level 1 inputs. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2010, the Funds had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investments Definitions and Abbreviations:

AGM:	Assured Guaranty Municipal Corp.
CIFG:	CIFG Guaranty, Ltd.
COP:	Certificates of Participation
FGIC:	Financial Guaranty Insurance Company

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

December 31, 2010

	GW&K Small Cap Equity Fund	GW&K Municipal Enhanced Yield Fund	GW&K Municipal Bond Fund
Assets:
Investments at value*	$38,883,605	$49,157,820	$19,005,222
Receivable for investments sold	167,226	—	—
Receivable for Fund shares sold	49,151	201,428	116,293
Dividends, interest and other receivables	27,087	789,637	254,206
Receivable from affiliate	12,328	11,106	9,759
Prepaid expenses	22,934	27,441	—
Total assets	39,162,331	50,187,432	19,385,480
Liabilities:
Payable for Fund shares repurchased	—	198,229	1,411
Payable for investments purchased	419,283	94,861	242,206
Accrued expenses:
Investment management and advisory fees	23,780	21,369	5,571
Administrative fees	7,926	10,378	3,979
Distribution fees - Investor class	393	160	563
Professional fees	24,645	25,432	21,442
Registration fees	6,030	246	21,848
Other	37,771	19,929	19,980
Total liabilities	519,828	370,604	317,000
Net Assets	$38,642,503	$49,816,828	$19,068,480
Net Assets Represent:
Paid-in capital	$33,242,618	$51,625,591	$18,848,516
Undistributed net investment income	38,456	5,736	—
Accumulated net realized loss from investments	(4,405,032)	(151,999)	—
Net unrealized appreciation (depreciation) of investments	9,766,461	(1,662,500)	219,964
Net Assets	$38,642,503	$49,816,828	$19,068,480
Investor Class Shares - Net Assets	$1,913,666	$556,920	$2,855,715
Shares outstanding	122,358	63,363	277,651
Net asset value, offering and redemption price per share	$15.64	$8.79	$10.29
Service Class Shares - Net Assets	$18,788,105	$1,181,134	$15,032,571
Shares outstanding	1,204,814	134,442	1,460,165
Net asset value, offering and redemption price per share	$15.59	$8.79	$10.30
Institutional Class Shares - Net Assets	$17,940,732	$48,078,774	$1,180,194
Shares outstanding	1,150,865	5,477,218	114,254
Net asset value, offering and redemption price per share	$15.59	$8.78	$10.33
* Investments at cost	$29,117,144	$50,820,320	$18,785,258

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the year ended December 31, 2010

	GW&K Small Cap Equity Fund	GW&K Municipal Enhanced Yield Fund	GW&K Municipal Bond Fund
Investment Income:
Dividend income	$416,657	$958	$710
Interest Income	22	1,915,490	619,314
Foreign withholding tax	(1,191)	—	—
Total investment income	415,488	1,916,448	620,024
Expenses:
Investment management and advisory fees	221,438	178,521	59,185
Administrative fees	73,813	89,260	42,275
Distribution fees - Investor class	3,566	950	5,017
Registration fees	51,885	50,928	15,909
Transfer agent	51,277	7,234	33,363
Professional fees	27,311	30,284	37,330
Custodian	9,754	18,946	11,815
Reports to shareholders	9,209	7,820	6,727
Trustees fees and expenses	1,910	4,054	1,203
Miscellaneous	1,186	2,894	2,547
Total expenses before offsets	451,349	390,891	215,371
Expense reimbursements	(124,475)	(105,195)	(119,493)
Expense reductions	(42)	(52)	(25)
Net expenses	326,832	285,644	95,853
Net investment income	88,656	1,630,804	524,171
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,471,346	607,776	126,673
Net change in unrealized appreciation (depreciation) of investments	6,702,440	(1,962,878)	(74,380)
Net realized and unrealized gain (loss)	8,173,786	(1,355,102)	52,293
Net increase in net assets resulting from operations	$8,262,442	$275,702	$576,464

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the year ended December 31,

	GW&K Small Cap Equity Fund		GW&K Municipal Enhanced Yield Fund		GW&K Municipal Bond Fund
	2010	2009	2010	2009	2010	2009*
Increase (Decrease) in Net Assets From Operations:
Net investment income	$88,656	$212,048	$1,630,804	$515,637	$524,171	$187,832
Net realized gain (loss) on investments	1,471,346	(2,504,192)	607,776	(126,034)	126,673	72,926
Net change in unrealized appreciation (depreciation) of investments	6,702,440	8,452,345	(1,962,878)	2,313,658	(74,380)	294,344
Net increase in net assets resulting from operations	8,262,442	6,160,201	275,702	2,703,261	576,464	555,102
Distributions to Shareholders:
From net investment income	(95,038)	(165,316)	(1,625,068)	(515,669)	(525,913)	(189,679)
From net realized gain on investments	—	—	—	—	(126,784)	(73,048)
Total distributions to shareholders	(95,038)	(165,316)	(1,625,068)	(515,669)	(652,697)	(262,727)
From Capital Share Transactions:
Proceeds from sale of shares	6,010,484	25,203,880	42,329,992	12,801,003	7,903,356	14,538,256
Reinvestment of dividends and distributions	92,578	164,925	766,477	397,517	564,379	251,850
Cost of shares repurchased	(2,264,836)	(36,778,949)	(9,609,982)	(1,247,808)	(3,155,536)	(1,249,967)
Net increase (decrease) from capital share transactions	3,838,226	(11,410,144)	33,486,487	11,950,712	5,312,199	13,540,139
Total increase (decrease) in net assets	12,005,630	(5,415,259)	32,137,121	14,138,304	5,235,966	13,832,514
Net Assets:
Beginning of year	26,636,873	32,052,132	17,679,707	3,541,403	13,832,514	—
End of year	$38,642,503	$26,636,873	$49,816,828	$17,679,707	$19,068,480	$13,832,514
End of year undistributed net investment income	$38,456	$46,227	$5,736	—	—	—

Share Transactions:
Sale of shares	431,829	2,365,751	4,621,753	1,583,546	750,751	1,443,071
Reinvested shares from dividends and distributions	5,877	13,552	83,976	47,261	53,827	24,411
Shares repurchased	(177,646)	(3,681,880)	(1,038,096)	(152,285)	(298,526)	(121,464)
Net increase (decrease) in shares	260,060	(1,302,577)	3,667,633	1,478,522	506,052	1,346,018

*	Commencement of operations was June 30, 2009.

The accompanying notes are an integral part of these financial statements.

GW&K Small Cap Equity Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Investor Class Shares	2010	2009	2008#	2007	2006
Net Asset Value, Beginning of Year	$12.05	$9.10	$15.01	$16.90	$15.22
Income from Investment Operations:
Net investment income	0.01 [3]	0.093	0.12	0.14	0.09
Net realized and unrealized gain (loss) on investments	3.58 [3]	2.86 [3]	(5.66)	0.19	1.70
Total from investment operations	3.59	2.95	(5.54)	0.33	1.79
Less Distributions to Shareholders from:
Net investment income	(0.00)[7]	—	(0.12)	(0.14)	(0.10)
Net realized gain on investments	—	—	(0.25)	(2.08)	(0.01)
Total distributions to shareholders	(0.00)[7]	—	(0.37)	(2.22)	(0.11)
Net Asset Value, End of Year	$15.64	$12.05	$9.10	$15.01	$16.90
Total Return[1]	29.81%	32.42%[4]	(37.34)%[4]	1.59%	11.76%
Ratio of net expenses to average net assets	1.42%	1.22%	1.20%	1.25%	1.25%
Ratio of net investment income to average net assets[1]	0.07%	1.02%	0.97%	0.80%	0.57%
Portfolio turnover	19%	109%	33%	25%	7%
Net assets at end of year (000’s omitted)	$1,914	$1,260	$32,052	$58,835	$64,299

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.84%	1.70%	1.36%	1.27%	1.26%
Ratio of net investment income (loss) to average net assets	(0.35)%	0.55%	0.81%	0.78%	0.56%

GW&K Small Cap Equity Fund

Financial Highlights

For a share outstanding throughout each period

Service Class Shares	For the year ended December 31, 2010	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$12.01	$10.65
Income from Investment Operations:
Net investment income	0.04 [3]	0.02 [3]
Net realized and unrealized gain on investments	3.56 [3]	1.42 [3]
Total from investment operations	3.60	1.44
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.08)
Net Asset Value, End of Period	$15.59	$12.01
Total Return[1]	30.01%[4]	13.46%[5]
Ratio of net expenses to average net assets	1.20%	1.17%[6]
Ratio of net investment income to average net assets[1]	0.30%	0.43%[6]
Portfolio turnover	19%	109%[5]
Net assets at end of period (000’s omitted)	$18,788	$15,382

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.62%	1.53%[6]
Ratio of net investment income (loss) to average net assets	(0.12)%	0.06%[6]

Institutional Class Shares	For the year ended December 31, 2010	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$12.01	$10.65
Income from Investment Operations:
Net investment income	0.07 [3]	0.03 [3]
Net realized and unrealized gain on investments	3.57 [3]	1.41 [3]
Total from investment operations	3.64	1.44
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.08)
Net Asset Value, End of Period	$15.59	$12.01
Total Return[1]	30.28%	13.56%[5]
Ratio of net expenses to average net assets	0.95%	0.95%[6]
Ratio of net investment income to average net assets[1]	0.55%	0.62%[6]
Portfolio turnover	19%	109%[5]
Net assets at end of period (000’s omitted)	$17,941	$9,995

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.37%	1.32%[6]
Ratio of net investment income to average net assets	0.13%	0.25%[6]

#	At the close of business on November 7, 2008, the BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc. was re-organized into a series of the Managers AMG Funds.
*	Commenced operations on July 27, 2009.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Not annualized.
[6]	Annualized.
[7]	Rounds to less than $0.01.

GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each period

Investor Class Shares	For the year ended December 31, 2010	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$8.81	$8.23
Income from Investment Operations:
Net investment income	0.37	0.18
Net realized and unrealized gain (loss) on investments	(0.03)	0.60
Total from investment operations	0.34	0.78
Less Distributions to Shareholders from:
Net investment income	(0.36)	(0.20)
Net Asset Value, End of Period	$8.79	$8.81
Total Return[1]	3.81%	9.51%[3]
Ratio of net expenses to average net assets	1.27%	1.04%[4]
Ratio of net investment income to average net assets[1]	4.10%	4.52%[4]
Portfolio turnover	50%	82%[3]
Net assets at end of period (000’s omitted)	$557	$125

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.57%	1.56%[4]
Ratio of net investment income to average net assets	3.80%	4.00%[4]

Service Class Shares	For the year ended December 31, 2010	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$8.81	$8.23
Income from Investment Operations:
Net investment income	0.39	0.21
Net realized and unrealized gain (loss) on investments	(0.02)	0.58
Total from investment operations	0.37	0.79
Less Distributions to Shareholders from:
Net investment income	(0.39)	(0.21)
Net Asset Value, End of Period	$8.79	$8.81
Total Return[1]	4.09%	9.62%[3]
Ratio of net expenses to average net assets	1.01%	0.79%[4]
Ratio of net investment income to average net assets[1]	4.36%	4.77%[4]
Portfolio turnover	50%	82%[3]
Net assets at end of period (000’s omitted)	$1,181	$11

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.31%	1.31%[4]
Ratio of net investment income to average net assets	4.06%	4.25%[4]

GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Institutional Class Shares	2010	2009	2008#	2007	2006
Net Asset Value, Beginning of Year	$8.81	$6.70	$9.37	$10.33	$10.00
Income from Investment Operations:
Net investment income	0.40	0.37	0.44	0.42	0.38
Net realized and unrealized gain (loss) on investments	(0.03)	2.11	(2.67)	(0.91)	0.33
Total from investment operations	0.37	2.48	(2.23)	(0.49)	0.71
Less Distributions to Shareholders from:
Net investment income	(0.40)	(0.37)	(0.44)	(0.42)	(0.38)
Net realized gain on investments	—	—	—	(0.05)	—
Total distributions to shareholders	(0.40)	(0.37)	(0.44)	(0.47)	(0.38)
Net Asset Value, End of Year	$8.78	$8.81	$6.70	$9.37	$10.33
Total Return[1]	4.15%	37.62%	(24.72)%	(4.92)%	7.37%
Ratio of net expenses to average net assets	0.79%	0.79%	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets[1]	4.58%	4.77%	4.82%	4.18%	3.96%
Portfolio turnover	50%	82%	13%	61%	68%
Net assets at end of year (000’s omitted)	$48,079	$17,544	$3,541	$7,959	$7,357

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.09%	1.31%	1.67%	1.76%	2.34%
Ratio of net investment income to average net assets	4.28%	4.25%	3.94%	3.21%	2.41%

#	At the close of business on November 7, 2008, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc., was re-organized into a series of the Managers AMG Funds.
*	Commencement of operations was on July 27, 2009.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Not annualized.
[4]	Annualized.

GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each period

Investor Class	For the year ended December 31, 2010	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$10.27	$10.00
Income from Investment Operations:
Net investment income	0.31 [4]	0.15 [4]
Net realized and unrealized gain on investments	0.09 [4]	0.33 [4]
Total from investment operations	0.40	0.48
Less Distributions to Shareholders from:
Net investment income	(0.31)	(0.15)
Net realized gain on investments	(0.07)	(0.06)
Total distributions to shareholders	(0.38)	(0.21)
Net Asset Value, End of Period	$10.29	$10.27
Total Return[1]	3.89%	4.79%[5]
Ratio of net expenses to average net assets	0.75%	0.59%[6]
Ratio of net investment income to average net assets[1]	2.91%	2.93%[6]
Portfolio turnover	22%	13%[5]
Net assets at end of period (000’s omitted)	$2,856	$850

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.45%	2.31%[6]
Ratio of net investment income to average net assets	2.21%	1.21%[6]

Service Class	For the year ended December 31, 2010	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$10.28	$10.00
Income from Investment Operations:
Net investment income	0.33 [4]	0.16 [4]
Net realized and unrealized gain on investments	0.09 [4]	0.33 [4]
Total from investment operations	0.42	0.49
Less Distributions to Shareholders from:
Net investment income	(0.33)	(0.15)
Net realized gain on investments	(0.07)	(0.06)
Total distributions to shareholders	(0.40)	(0.21)
Net Asset Value, End of Period	$10.30	$10.28
Total Return[1]	4.05%	4.89%[5]
Ratio of net expenses to average net assets	0.55%	0.54%[6]
Ratio of net investment income to average net assets[1]	3.13%	2.98%[6]
Portfolio turnover	22%	13%[5]
Net assets at end of period (000’s omitted)	$15,032	$12,752

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.25%	2.26%[6]
Ratio of net investment income to average net assets	2.43%	1.26%[6]

GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each period

Institutional Class	For the year ended December 31, 2010	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$10.31	$10.00
Income from Investment Operations:
Net investment income	0.35 [4]	0.17	[4]
Net realized and unrealized gain on investments	0.09 [4]	0.36	[4]
Total from investment operations	0.44	0.53
Less Distributions to Shareholders from:
Net investment income	(0.35)	(0.16)
Net realized gain on investments	(0.07)	(0.06)
Total distributions to shareholders	(0.42)	(0.22)
Net Asset Value, End of Period	$10.33	$10.31
Total Return[1]	4.27%[3]	5.31	%[3],[5]
Ratio of net expenses to average net assets	0.34%	0.34%[6]
Ratio of net investment income to average net assets[1]	3.31%	3.18%[6]
Portfolio turnover	22%	13%[5]
Net assets at end of period (000’s omitted)	$1,180	$231

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.04%	2.06%[6]
Ratio of net investment income to average net assets	2.61%	1.46%[6]

*	Commencement of operations was June 30, 2009.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[4]	Per share numbers have been calculated using average shares.
[5]	Not annualized.
[6]	Annualized.

Notes to Financial Statements

December 31, 2010

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are GW&K Small Cap Equity Fund (“Small Cap Equity”), GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), and GW&K Municipal Bond Fund (“Municipal Bond”), collectively the “Funds.”

As of July 27, 2009, Multi-Cap Equity changed its name to Small Cap Equity, converted its investment strategy from Multi-Cap Equity to Small Cap Equity, and changed its benchmark from the Russell 3000® Index to the Russell 2000® Index. Multi-Cap Equity’s Class A shares were redesignated as Investor Class shares. Small Cap Equity Service and Institutional Class shares commenced operations on July 27, 2009. As of July 27, 2009, Municipal Enhanced changed its benchmark from the Barclays Capital U.S. Municipal Bond Index to the Barclays Capital U.S. Municipal Bond BAA Index. Municipal Enhanced Investor and Service Class shares commenced operations on July 27, 2009. Municipal Bond commenced operations on June 30, 2009.

Each Fund offers three classes of shares: Investor Class, Service Class, and Institutional Class. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the NASDAQ Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (“the Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Funds calculate their NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the

Notes to Financial Statements (continued)

Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 — inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 — inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds have a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2010, no balance credits were earned and the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2010, overdraft fees for Small Cap Equity, Municipal Enhanced, and Municipal Bond equaled $3, $10, and $4, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2010, the transfer agent expense was reduced as follows: Small Cap Equity- $42, Municipal Enhanced - $52 and Municipal Bond - $25.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid monthly except for Small Cap Equity which will be declared and paid annually in December. Distributions of capital gains, if any, will be made on an annual basis and

Notes to Financial Statements (continued)

when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Small Cap Equity		Municipal Enhanced*		Municipal Bond**
	2010	2009	2010	2009	2010	2009
Distributions paid from:
Ordinary income	$95,038	$165,316	$1,625,068	$515,669	$525,913	$189,801
Short-term capital gains	—	—	—	—	39,908	72,926
Long-term capital gains	—	—	—	—	86,876	—

	$95,038	$165,316	$1,625,068	$515,669	$652,697	$262,727

As a % of distributions paid: (unaudited)
Qualified ordinary income	100%	100%	—	—	—	—
Ordinary income - dividends-received deduction	100%	100%	—	—	—	—

*	The ordinary income distributions paid by Municipal Enhanced which were tax tax-exempt for the periods 2010 and 2009 were $1,61 8,833 and $512,321, respectively.
**	The ordinary income distributions paid by Municipal Bond which were tax-exempt for the periods ended 2010 and 2009 were $521,463 and $1 88,621, respectively.

As of December 31, 2010, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap Equity	Municipal Enhanced	Municipal Bond
Capital loss carryforward	$4,405,032	$151,999	—
Undistributed ordinary income	38,456	5,736	—
Undistributed short-term capital gains	—	—	—
Undistributed long-term capital gains	—	—	—

	$4,443,488	$157,735	—

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2007-2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Loss Carryovers

As of December 31, 2010, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund		Capital Loss Carryover Amount	Expires December 31,
Small Cap Equity		$4,405,032	2017

	Total	$4,405,032

Municipal Enhanced		$151,999	2017

	Total	$151,999

For the year ended December 31, 2010, Small Cap Equity, Municipal Enhanced, and Municipal Bond utilized capital loss carryovers in the amounts of $1,465,078, $607,776, and $0, respectively.

Notes to Financial Statements (continued)

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The capital stock transactions for the Funds by class for the year ended December 31, 2010, and the year ended December 31, 2009 for Small Cap Equity and Municipal Enhanced and for the fiscal period from June 30, 2009 to December 31, 2009 for Municipal Bond, were as follows:

	GW&K Small Cap Equity Fund				GW&K Municipal Enhanced Yield Fund
	2010		2009		2010		2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class Shares
Sale of shares	21,992	$311,011	115,653	$1,023,257	96,889	$914,605	15,372	$136,194
Reinvestment of dividends and distributions	11	180	—	—	1,194	11,013	34	294
Shares repurchased	(4,148)	(53,968)	(3,531,704)	(35,129,589)	(48,898)	(445,323)	(1,228)	(10,991)

Net increase (decrease)	17,855	$257,223	(3,416,051)	($34,106,332)	49,185	$480,295	14,178	$125,497

Service Class Shares
Sale of shares	33,784	$459,889	1,359,210	$14,671,947	158,800	$1,446,953	1,215	$10,000
Reinvestment of dividends and distributions	1,848	29,031	7,822	95,194	3,802	34,952	29	253
Shares repurchased	(111,799)	(1,413,390)	(86,051)	(960,115)	(29,404)	(269,935)	—	—

Net increase (decrease)	(76,167)	($924,470)	1,280,981	$13,807,026	133,198	$1,211,970	1,244	$10,253

Institutional Class Shares
Sale of shares	376,053	$5,249,375	890,888	$9,508,676	4,366,064	$39,968,434	1,566,959	$12,654,809
Reinvestment of dividends and distributions	4,018	63,366	5,730	69,731	78,980	720,511	47,198	396,970
Shares repurchased	(61,699)	(797,478)	(64,125)	(689,245)	(959,794)	(8,894,723)	(151,057)	(1,236,817)

Net increase	318,372	$4,515,263	832,493	$8,889,162	3,485,250	$31,794,222	1,463,100	$11,814,962

	GW&K Municipal Bond Fund
	2010		2009
	Shares	Amount	Shares	Amount
Investor Class Shares
Sale of shares	204,399	$2,143,375	83,308	$863,100
Reinvestment of dividends and distributions	3,691	38,597	455	4,688
Shares repurchased	(13,187)	(141,708)	(1,015)	(10,610)

Net increase	194,903	$2,040,264	82,748	$857,178

Service Class Shares
Sale of shares	446,898	$4,704,578	1,317,164	$13,235,506
Reinvestment of dividends and distributions	47,841	501,706	23,517	242,617
Shares repurchased	(275,476)	(2,910,561)	(99,779)	(1,027,291)

Net increase	219,263	$2,295,723	1,240,902	$12,450,832

Institutional Class Shares
Sale of shares	99,454	$1,055,402	42,599	$439,650
Reinvestment of dividends and distributions	2,295	24,077	439	4,545
Shares repurchased	(9,863)	(103,267)	(20,670)	(212,066)

Net increase	91,886	$976,212	22,368	$232,129

Notes to Financial Statements (continued)

At December 31, 2010, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Small Cap Equity — 1 collectively owns 41%; Municipal Enhanced — 3 collectively own 91%; Municipal Bond — there were no shareholders that held greater than 10% of the outstanding shares of the Fund. Transactions by these shareholders may have a material impact on the Funds.

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds’ investment portfolios are managed by Gannett Welsh & Kotler, LLC (“GW&K” or the “Subadvisor”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and GW&K with respect to each of the Funds. AMG indirectly owns a majority interest in GW&K.

Small Cap Equity, Municipal Enhanced, and Municipal Bond are obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.75%, 0.50%, and 0.35%, respectively, of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to GW&K for its services as subadvisor. The Funds have entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as intermediary with the Funds’ shareholders. For its services, the Administrator is paid a fee rate of 0.25% of the average daily net assets of each Fund.

The Investment Manager has contractually agreed, through at least May 1, 2011, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of taxes, interest, shareholder servicing fees, distribution and service 12b-1 fees, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) will be limited to the following Fund’s average daily net assets: Small Cap Equity 0.95%; Municipal Enhanced 0.79%; and Municipal Bond 0.34%.

The Funds are obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement occurs and that such repayment would not cause that Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the year ended December 31, 2010, the Funds’ components of reimbursement are detailed in the following chart:

		Small Cap Equity	Municipal Enhanced	Municipal Bond
Reimbursement Available -	12/31/09	$109,633	$66,884	$108,448
Additional Reimbursements		124,475	105,195	119,493
Repayments		—	—	—
Expired Reimbursements		—	—	—
Reimbursement Available -	12/31/10	$234,108	$172,079	$227,941

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc., (the “Distributor” or MDI), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers, or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including payment of the expenses relating to the distribution of Prospectuses for sales purposes and advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Funds have adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments

Notes to Financial Statements (continued)

to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Investor Class shares. The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by the Service Class and the Investor Class shares for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by the clients of such broker, dealer or financial intermediary.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2010, Small Cap Equity lent $690,601 for 1 day earning interest of $22 to other Funds in the Fund Family. The interest amount can be found in the Statement of Operations as interest income. During the same period, the amount Municipal Enhanced borrowed from other Funds in the Fund Family was $583,233 for 2 days interest of $37. The interest expense is included in the Statement of Operations as miscellaneous expense. During the same period, Municipal Bond did not borrow from or lend to other Funds in the Fund family.

3. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2010, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Small Cap Equity	$8,926,021	$5,615,408
Municipal Enhanced	50,546,370	17,097,374
Municipal Bond	8,791,801	3,560,430

For the year ended December 31, 2010, there were no purchases or sales of U.S. Government obligations by the Funds.

4. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

5. Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In accordance with federal tax law, the following Funds hereby make the following designations regarding its year ended December 31, 2010:

Municipal Enhanced

•

All the dividends paid from net investment income are “exempt-interest dividends” (not generally subject to regular federal income tax), no income is being designated as an ordinary income distribution for reporting purposes.

Municipal Bond

•

All the dividends paid from net investment income are “exempt- interest dividends” (not generally subject to regular federal income tax), no income is being designated as an ordinary income distribution for reporting purposes.

Pursuant to section 852 of the Internal Revenue Code, Small Cap Equity, Municipal Enhanced and Municipal Bond hereby designate as a capital gain distribution with respect to the taxable year ended December 31, 2010, $0, $0, and $86,803, respectively or, if subsequently determined to be different, the net capital gains of such year.

The 2010 Form 1099-DIVs you receive for the Funds will show the tax status of all distributions paid to you during the respective calendar year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of GW&K Small Cap Equity Fund, GW&K Municipal Enhanced Yield Fund and GW&K Municipal Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GW&K Small Cap Equity Fund, GW&K Municipal Enhanced Yield Fund and GW&K Municipal Bond Fund (three of the series constituting Managers AMG Funds, hereafter referred to as the “Funds”) at December 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods then indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of GW&K Small Cap Equity Fund and GW&K Municipal Enhanced Yield Fund as of December 31, 2007, and for the fiscal years ended through December 31, 2007, were audited by other auditors whose report dated February 28, 2008 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2011

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 41 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).
Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 41 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 - Present); Trustee of Aston Funds (24 portfolios).
Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).
Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 41 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, TRS Associates (1982-Present); Trustee of Aston Funds (24 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds. Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 41 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).
John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 41 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004 • Chief Legal Officer since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).
Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).
John J. Ferencz, 3/09/62 • Chief Compliance Officer • Code of Ethics Reporting Officer • AML Compliance Officer • Sarbanes-Oxley Code of Ethics Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Subadvisor

Gannett Welsh & Kotler, LLC

222 Berkeley St.

Boston, Massachusetts 02116

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
CADENCE CAPITAL APPRECIATION	INTERNATIONAL EQUITY	CHICAGO EQUITY PARTNERS BALANCED
CADENCE FOCUSED GROWTH	AllianceBernstein L.P.	Chicago Equity Partners, LLC
CADENCE MID-CAP	Lazard Asset Management, LLC
CADENCE EMERGING COMPANIES	Martin Currie Inc.	ALTERNATIVE FUNDS
Cadence Capital Management, LLC		FQ GLOBAL ALTERNATIVES
	REAL ESTATE SECURITIES	FQ GLOBAL ESSENTIALS
CHICAGO EQUITY PARTNERS MID-CAP	Urdang Securities Management, Inc.	First Quadrant, L.P.
Chicago Equity Partners, LLC
	RENAISSANCE LARGE CAP GROWTH	INCOME FUNDS
EMERGING MARKETS EQUITY	Renaissance Group LLC	BOND (MANAGERS)
Rexiter Capital Management Limited		FIXED INCOME
Schroder Investment Management North America Inc.	SKYLINE SPECIAL EQUITIES PORTFOLIO	GLOBAL BOND Loomis, Sayles & Co., L.P.
ESSEX SMALL/MICRO CAP GROWTH	Skyline Asset Management, L.P .	BOND (MANAGERS PIMCO)
Essex Investment Management Co., LLC		Pacific Investment Management Co. LLC
SPECIAL EQUITY
FQ TAX-MANAGED U.S. EQUITY	Ranger Investment Management, L.P.	CALIFORNIA INTERMEDIATE TAX-FREE
FQ U.S. EQUITY	Lord, Abbett & Co. LLC	Miller Tabak Asset Management LLC
First Quadrant, L.P.	Smith Asset Management Group, L.P.
	Federated MDTA LLC	GW&K MUNICIPAL BOND
FRONTIER SMALL CAP GROWTH		GW&K MUNICIPAL ENHANCED YIELD
Frontier Capital Management Company, LLC	SYSTEMATIC VALUE SYSTEMATIC MID CAP VALUE	Gannett Welsh & Kotler, LLC
	Systematic Financial Management, L.P.	HIGH YIELD
GW&K SMALL CAP EQUITY		J.P. Morgan Investment Management LLC
Gannett Welsh & Kotler, LLC	TIMESSQUARE MID CAP GROWTH
TIMESSQUARE SMALL CAP GROWTH
INSTITUTIONAL MICRO-CAP	TSCM GROWTH EQUITY	INTERMEDIATE DURATION GOVERNMENT
MICRO-CAP	TimesSquare Capital Management, LLC	SHORT DURATION GOVERNMENT
Lord, Abbett & Co. LLC		Smith Breeden Associates, Inc.
WEDGE Capital Management L.L.P.	TRILOGY GLOBAL EQUITY
Next Century Growth Investors LLC RBC Global Asset Management (U.S.) Inc.	TRILOGY EMERGING MARKETS EQUITY TRILOGY INTERNATIONAL SMALL CAP
Trilogy Global Advisors, L.P.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

# Annual Report

## Managers AMG

December 31, 2010

## Renaissance Large Cap Growth Fund

Managers
INVESTMENT GROUP

AR024-1210

Managers AMG Funds

Renaissance Large Cap Growth Fund

Annual Report—December 31, 2010

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	8
Fund balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	9
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statement of Changes in Net Assets	10
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	11
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	12
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16

TRUSTEES AND OFFICERS	17

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. The Renaissance Large Cap Growth Fund (the “Fund”) invests primarily in large-capitalization growth companies.

The U.S. equity markets in 2010 were characterized by two periods. The first period, which ended mid-way through the third quarter, was dominated by macroeconomic news and risk caution by investors. The second portion of the year, the period since August, was characterized by a return to risk seeking by investors and, importantly, a return to fundamentals when it came to investing in stocks — particularly within large-capitalization growth equities. Although the equity rally is nearing two years, the last several months have been witness to the first signs of investors reacting specifically to earnings reports and microeconomic news when evaluating securities. In addition, companies with solid balance sheets that are surprising positively with respect to their earnings expectations are now beginning to outperform their counterparts that are not as strongly positioned within their respective industries. This provided a nice tailwind to bottom-up stock selectors, such as Renaissance, who focus on higher-quality companies with positive earnings surprises. We believe the market rally experienced towards the end of the year is indicative of a broader recovery taking place that will lead to a particularly compelling market environment for both large-capitalization and growth-oriented stocks in 2011.

Periods Ended 12/31/10	6 Months	1 Year	Since Inception	Inception Date
Renaissance Large Cap Growth Fund - Service Class	26.09%	15.77%	20.94%	6/3/2009
Russell 1000® Growth Index	26.37%	16.71%	25.01%	6/3/2009

For the year ended December 31, 2010, the Renaissance Large Cap Growth Fund returned 15.99%, compared to 16.71% for the Russell 1000® Growth Index. The modest underperformance for the year was disappointing; however, we should note that the Fund rallied significantly during the fourth quarter as its investment process came back into favor. Renaissance manages a portfolio that consists of high-quality, well-positioned market leaders that are exhibiting positive earnings revisions. As the market began to reward these types of companies in the fourth quarter and become less reactive to headline news, these companies that the portfolio favors began to outperform. As the market environment continues to stabilize, we expect this trend to continue and for the portfolio to be rewarded for its consistent investment discipline that focuses on buying only those high-quality growth companies that are selling at a reasonable valuation.

1

Letter to Shareholders (continued)

The Renaissance portfolio management team has provided a more detailed discussion of the performance of the Fund during 2010 and its perspective on the investment environment in the management discussion and analysis section of this report.

The following report covers the one-year period ended December 31, 2010. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully.

/S/ JOHN H. STREUR
John H. Streur
Senior Managing Partner
Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

For the six months ended December 31, 2010	Expense Ratio for the Period	Beginning Account Value 07/01/10	Ending Account Value 12/31/10	Expenses Paid During the Period*
Renaissance Large Cap Growth Fund
Investor Class Shares
Based on Actual Fund Return	1.13%	$1,000	$1,258	$6.43
Hypothetical (5% return before expenses)	1.13%	$1,000	$1,020	$5.75
Service Class Shares
Based on Actual Fund Return	0.88%	$1,000	$1,261	$5.01
Hypothetical (5% return before expenses)	0.88%	$1,000	$1,021	$4.48
Institutional Class Shares
Based on Actual Fund Return	0.66%	$1,000	$1,262	$3.76
Hypothetical (5% return before expenses)	0.66%	$1,000	$1,022	$3.36

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Renaissance Large Cap Growth Fund

Investment Manager’s Comments

The Managers AMG Renaissance Large Cap Growth Fund (Institutional Class) returned 15.99% for the fiscal year ending December 31, 2010, while its primary benchmark, the Russell 1000® Growth Index, rose 16.71%.

For the year, the Renaissance Large Cap Growth Fund modestly underperformed its benchmark although the Fund rallied significantly in the last several months as the economic picture continued to improve. Our overweight to the consumer discretionary sector was one of our largest positive contributors, although this was offset by our stock selection within this sector. Our Fund had its strongest stock selection during the course of the year in the industrials and materials sectors. Solid gains within the materials sector were, however, somewhat offset by the fact that we maintained an underweight to this sector throughout 2010.

After a challenging 2009 and a majority of 2010 when stocks exhibiting the most positive earnings momentum tended to underperform, the rebound they experienced in the fourth quarter was a welcome development that greatly benefited the Fund. Until that time, the market could best be described as “risk on/risk off” as investors capitulated between seeking growth and seeking safety depending on the latest economic data. Having positioned the Fund for economic recovery with overweights to industrials, information technology, and consumer discretionary, our relative performance suffered during months such as August when double-dip fears reignited and investors fled all risk assets without regard to individual company fundamentals. Ultimately, however, we were rewarded for our positioning as fears that were apparent just a few months ago have dissipated almost entirely, giving way to increased attention to company fundamentals.

Although government policy has played a major role in the 20.6% market advance since the end of August, it is important to point out that actual economic fundamentals have improved as well. Real GDP growth has increased at an annualized rate of 2.9% since the economic recovery started in 2009, below the rate of previous expansions, but strongly positive nevertheless. While the current economic recovery has been modest by historical standards, corporate profit growth has been better than previous recoveries, due to productivity gains as well as a relatively strong global economy. Corporate profits after tax rose to an all-time high during the third quarter, up 27.2% versus the previous year.

Corporations have invested some profits back into efforts to further improve productivity, as capital spending on equipment and software rose 18.7% during the third quarter versus the previous year. However, much of the profits that corporations have earned remain on their balance sheets, with cash as a percentage of corporate assets rising to near record levels as a result. Cash earns virtually no return at current interest rate levels, and we would expect current cash holdings to be reinvested in business operations or used for dividend increases or share repurchases over the coming year. As a result, we would foresee additional gains for the economy and the stock market in 2011.

Overall, we continue to believe the market environment for both large-cap and growth-oriented stocks is favorable, and we are especially attracted to companies with a business mix favoring developing economies. During the quarter, we continued to add selectively to stocks in the consumer discretionary sector and continue to maintain a mix between companies offering a strong value proposition and specialty retailers. To fund our purchases in these stocks, we exited positions where we believe further growth will be constrained due to industry developments and/or weakening end-market demand.

Going into 2011, we continue to find selected companies in the information technology, consumer discretionary, and industrial sectors to be especially attractive today. Our Fund currently sells at a lower price/earnings ratio than the Russell 1000® Growth Index with comparable profitability ratios, yet as a group the companies in our Fund have stronger balance sheets than the Index. Against the broader S&P 500 Index, there have only been a few periods in the 20-year history of our managing a large-cap growth discipline where our relative portfolio P/E has been as low as it is today, and we believe that our holdings represent a very attractive opportunity at current levels. Lastly, in 2010, highly clustered stock performance created a very difficult environment for active managers. However, that trend has been subsiding and a more fundamentally driven market should generally be more supportive of active management and, in our opinion, of higher-quality companies with strong growth and earnings momentum.

Cumulative Total Return Performance

Renaissance Large Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in Renaissance Large Cap Growth Fund on June 3, 2009, to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder

4

Renaissance Large Cap Growth Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the total return for the Renaissance Large Cap Growth Fund and the Russell 1000® Growth Index since inception to December 31, 2010.

Total Returns[1]	One Year	Since Inception	Inception Date
Renaissance Large Cap Growth Fund[2]
Investor Class	15.53%	20.69%	6/3/09
Service Class	15.77%	20.94%	6/3/09
Institutional Class	15.99%	21.16%	6/3/09
Russell 1000® Growth Index	16.71%	25.01%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The Russell 1000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and-medium capitalization companies) when stocks of large capitalization companies are out of favor. The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2010. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Not FDIC insured, nor bank guaranteed. May lose value.

5

Renaissance Large Cap Growth Fund

Fund Snapshots

December 31, 2010

Portfolio Breakdown

Industry	Renaissance Large Cap Growth Fund **	Russell 1000® Growth Index
Information Technology	35.8%	30.9%
Consumer Discretionary	21.4%	14.7%
Industrials	20.7%	13.3%
Health Care	12.3%	9.9%
Energy	3.8%	10.9%
Financials	3.6%	4.7%
Materials	2.2%	5.2%
Consumer Staples	0.0%	9.5%
Telecommunication Services	0.0%	0.8%
Utilities	0.0%	0.1%
Other Assets and Liabilities	0.2%	0.0%

** As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Walter Industries, Inc.	2.2%
Cummins, Inc.	2.1
Skyworks Solutions, Inc.	2.1
Caterpillar, Inc.	2.0
Occidental Petroleum Corp.*	2.0
Deere & Co.	2.0
Oshkosh Truck Corp.	1.9
AmerisourceBergen Corp.*	1.9
Target Corp.	1.9
Parker Hannifin Corp.	1.9

Top Ten as a Group	20.0%

*	Top Ten Holding at June 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

Renaissance Large Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2010

	Shares	Value
Common Stocks - 99.8%
Consumer Discretionary - 21.4%
AutoZone, Inc.*	1,949	$531,278
Cheesecake Factory, Inc., The*	16,733	513,034
Coach, Inc.	9,078	502,104
Darden Restaurants, Inc.	10,331	479,772
Dollar Tree, Inc.*	9,091	509,823
Family Dollar Stores, Inc.	10,248	509,428
Nike, Inc.	5,994	512,007
Omnicom Group, Inc.	10,816	495,373
PetSmart, Inc.	13,443	535,300
Ross Stores, Inc.	8,519	538,827
Starbucks Corp.	15,832	508,682
Target Corp.	9,093	546,762
Total Consumer Discretionary		6,182,390
Energy - 3.8%
Helmerich & Payne, Inc.	10,790	523,099
Occidental Petroleum Corp.	5,786	567,606
Total Energy		1,090,705
Financials - 3.6%
American Express Co.	11,452	491,520
Ameriprise Financial, Inc.	9,291	534,697
Total Financials		1,026,217
Health Care - 12.3%
AmerisourceBergen Corp.	16,202	552,812
Amgen, Inc.*	9,053	497,010
Cardinal Health, Inc.	14,091	539,826
Express Scripts, Inc.*	9,511	514,070
Gilead Sciences, Inc.*	12,915	468,040
Johnson & Johnson	7,699	476,183
UnitedHealth Group, Inc.	13,841	499,799
Total Health Care		3,547,740
Industrials - 20.7%
Caterpillar, Inc.	6,116	572,824
Cummins, Inc.	5,553	610,885
Deere & Co.	6,787	563,660
Eaton Corp.	5,203	528,157
Grainger (W.W.), Inc.	3,908	539,734
Joy Global, Inc.	6,024	522,582

	Shares	Value
Norfolk Southern Corp.	7,968	$500,550
Oshkosh Truck Corp.*	15,749	554,995
Parker Hannifin Corp.	6,281	542,050
Union Pacific Corp.	5,523	511,761
United Parcel Service, Inc., Class B	7,208	523,157
Total Industrials		5,970,355
Information Technology - 35.8%
Altera Corp.	15,172	539,820
Apple, Inc.*	1,598	515,451
Broadcom Corp., Class A	11,283	491,375
Cisco Systems, Inc.*	25,846	522,865
Dell, Inc.*	35,904	486,499
EMC Corp.*	23,277	533,043
Google, Inc.*	899	533,979
Hewlett-Packard Co.	11,527	485,287
Intel Corp.	23,061	484,973
International Business Machines Corp.	3,487	511,752
Lexmark International, Inc., Class A*	13,879	483,267
Microsoft Corp.	18,823	525,538
NetApp, Inc.*	9,720	534,211
Oracle Corp.	17,277	540,770
QLogic Corp.*	27,497	467,999
SanDisk Corp.*	10,395	518,295
Seagate Technology*	34,940	525,148
Skyworks Solutions, Inc.*	21,174	606,212
Texas Instruments, Inc.	15,539	505,018
Western Digital Corp.*	15,397	521,958
Total Information Technology		10,333,460
Materials - 2.2%
Walter Industries, Inc.	4,876	623,347
Total Common Stocks (cost $23,811,239)		28,774,214
Short-Term Investments - 0.8%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.14% (cost $226,290)	226,290	226,290
Total Investments - 100.6% (Cost $24,037,529)		29,000,504
Other Assets, less Liabilities - (0.6)%		(168,355)
Net Assets- 100.0%		$28,832,149

Based on the approximate cost of investments of $24,037,529 for Federal income tax purposes at December 31, 2010, the aggregate gross unrealized appreciation and depreciation were $5,266,079 and $303,104, respectively, resulting in a net unrealized appreciation of investments of $4,962,975.

*	Non-income-producing security.

[1]	Yield shown for an investment company represents its December 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

7

Renaissance Large Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments at value*	$29,000,504
Receivable for Fund shares sold	60,083
Dividends and other receivables	15,941
Receivable from affiliate	7,806
Total assets	29,084,334
Liabilities:
Payable for Fund shares repurchased	172,541
Accrued expenses:
Investment management and advisory fees	13,537
Administrative fees	6,153
Distribution fees - Investor Class	258
Professional fees	20,626
Registration fees	19,287
Other	19,783
Total liabilities	252,185
Net Assets	$28,832,149
Net Assets Represent:
Paid-in capital	$23,287,872
Undistributed net investment income	3,388
Accumulated net realized gain from investments	577,914
Net unrealized appreciation of investments	4,962,975
Net Assets	$28,832,149
Investor Class Shares - Net Assets	$1,269,019
Shares outstanding	98,372
Net asset value, offering and redemption price per share	$12.90
Service Class Shares - Net Assets	$23,309,026
Shares outstanding	1,801,825
Net asset value, offering and redemption price per share	$12.94
Institutional Class Shares - Net Assets	$4,254,104
Shares outstanding	328,834
Net asset value, offering and redemption price per share	$12.94
* Investments at cost	$24,037,529

The accompanying notes are an integral part of these financial statements.

8

Renaissance Large Cap Growth Fund

Statement of Operations

December 31, 2010

Investment Income:
Dividend income	$284,620
Total investment income	284,620
Expenses:
Investment management and advisory fees	125,235
Administrative fees	56,925
Distribution fees - Investor Class	1,763
Transfer agent	66,150
Professional fees	24,959
Registration fees	14,350
Reports to shareholders	11,616
Custodian	4,623
Trustees fees and expenses	1,751
Miscellaneous	3,754
Total expenses before offsets	311,126
Expense reimbursement	(113,287)
Expense reductions	(14,023)
Net expenses	183,816
Net investment income	100,804
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,304,141
Net change in unrealized appreciation of investments	2,278,416
Net realized and unrealized gain	3,582,557
Net increase in net assets resulting from operations	$3,683,361

The accompanying notes are an integral part of these financial statements.

9

Renaissance Large Cap Growth Fund

Statement of Changes in Net Assets

For the year ended December 31,

	2010	2009*
Increase (Decrease) in Net Assets From Operations:
Net investment income	$100,804	$48,938
Net realized gain on investments	1,304,141	239,725
Net change in unrealized appreciation of investments	2,278,416	2,684,559
Net increase in net assets resulting from operations	3,683,361	2,973,222
Distributions to Shareholders:
From net investment income	(111,929)	(34,596)
From net realized gain on investments	(686,571)	(279,516)
Total distributions to shareholders	(798,500)	(314,112)
From Capital Share Transactions:
Investor Class:
Proceeds from sale of shares	995,519	354,709
Reinvestment of dividends and distributions	32,233	4,482
Cost of shares repurchased	(149,135)	(80,078)
Net increase from Investor Class share transactions	878,617	279,113
Service Class:
Proceeds from sale of shares	3,609,967	19,203,989
Reinvestment of dividends and distributions	638,154	305,295
Cost of shares repurchased	(4,267,921)	(1,433,822)
Net increase (decrease) from Service Class share transactions	(19,800)	18,075,462
Institutional Class:
Proceeds from sale of shares	3,845,050	211,124
Reinvestment of dividends and distributions	126,710	3,877
Cost of shares repurchased	(111,812)	(163)
Net increase from Institutional Class share transactions	3,859,948	214,838
Net increase from capital share transactions	4,718,765	18,569,413
Total increase in net assets	7,603,626	21,228,523
Net Assets:
Beginning of year	21,228,523	—
End of year	$28,832,149	$21,228,523
End of year undistributed net investment income	$3,388	$14,207

Share Transactions:
Investor Class:
Sale of shares	83,096	32,330
Reinvested shares from dividends and distributions	2,499	386
Shares repurchased	(12,520)	(7,419)
Net increase in shares	73,075	25,297
Service Class:
Sale of shares	310,294	1,904,188
Reinvested shares from dividends and distributions	49,316	26,313
Shares repurchased	(358,267)	(130,019)
Net increase in shares	1,343	1,800,482
Institutional Class:
Sale of shares	306,242	21,107
Reinvested shares from dividends and distributions	9,792	334
Shares repurchased	(8,626)	(15)
Net increase in shares	307,408	21,426

*	Commencement of operations was June 3, 2009.

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

For a share outstanding throughout the period

Investor Class	For the year ended December 31, 2010	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$11.47	$10.00
Income from Investment Operations:
Net investment income	0.03 [5]	0.01
Net realized and unrealized gain on investments	1.75 [5]	1.64
Total from investment operations	1.78	1.65
Less Distributions to Shareholders from:
Net investment income	(0.04)	(0.03)
Net realized gain on investments	(0.31)	(0.15)
Total distributions to shareholders	(0.35)	(0.18)
Net Asset Value, End of Period	$12.90	$11.47
Total Return[1]	15.53%	16.46%[3]
Ratio of net expenses to average net assets[3]	1.01%	0.91%[4]
Ratio of net investment income to average net assets[1]	0.24%	0.43%[4]
Portfolio turnover	72%	6%[3]
Net assets at end of period (000’s omitted)	$1,269	$290

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.57%	2.06%[4]
Ratio of net investment loss to average net assets	(0.32)%	(0.72)%[4]

Institutional Class	For the year ended December 31, 2010	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$11.49	$10.00
Income from Investment Operations:
Net investment income	0.08 [5]	0.04
Net realized and unrealized gain on investments	1.76 [5]	1.63
Total from investment operations	1.84	1.67
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.03)
Net realized gain on investments	(0.32)	(0.15)
Total distributions to shareholders	(0.39)	(0.18)
Net Asset Value, End of Period	$12.94	$11.49
Total Return[1]	15.99%	16.72%[3]
Ratio of net expenses to average net assets[3]	0.60%	0.66%[4]
Ratio of net investment income to average net assets[1]	0.65%	0.68%[4]
Portfolio turnover	72%	6%[3]
Net assets at end of period (000’s omitted)	$4,254	$246

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.08%	1.81%[4]
Ratio of net investment income (loss) to average net assets	0.17%	(0.47)%[4]

Service Class	For the year ended December 31, 2010	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$11.49	$10.00
Income from Investment Operations:
Net investment income	0.05 [5]	0.03
Net realized and unrealized gain on investments	1.76 [5]	1.63
Total from investment operations	1.81	1.66
Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.02)
Net realized gain on investments	(0.31)	(0.15)
Total distributions to shareholders	(0.36)	(0.17)
Net Asset Value, End of Period	$12.94	$11.49
Total Return[1]	15.77%	16.60%[3]
Ratio of net expenses to average net assets[3]	0.81%	0.86%[4]
Ratio of net investment income to average net assets[1]	0.44%	0.48%[4]
Portfolio turnover	72%	6%[3]
Net assets at end of period (000’s omitted)	$23,309	$20,692

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.37%	2.01%[4]
Ratio of net investment loss to average net assets	(0.12)%	(0.67)%[4]

*	Commencement of operations was June 3, 2009.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Not annualized.
[4]	Annualized.
[5]	Per share numbers have been calculated using average shares.

11

Notes to Financial Statements

December 31, 2010

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Renaissance Large Cap Growth Fund (“the “Fund”). The Fund commenced operations on June 3, 2009.

The Fund offers three classes of shares: Investor Class, Service Class, and Institutional Class. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g. equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are

12

Notes to Financial Statements (continued)

observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g. debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g. broker-quoted securities, fair valued securities)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

As of December 31, 2010, all investments in the Fund were valued based on Level 1 input. For a detailed break-out of the common stocks by major classification, please refer to the Schedule of Portfolio Investments. There were no significant transfers between Level 1 and Level 2 inputs from the beginning of the reporting period.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

The Fund had certain portfolio trades directed to various brokers, under a brokerage recapture program, who paid a portion of the Fund’s expenses. For the year ended December 31, 2010, under these arrangements the Fund’s expenses were reduced $13,991 or 0.06%.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2010, no balance credits were earned and the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2010, the Fund did not incur any overdraft fees.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (U.S.) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2010, the transfer agent expense was reduced by $32.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales and equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the years ended December 31, 2010 and 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$111,929	$34,731
Short-term capital gains	652,762	279,381
Long-term capital gains	33,809	—

	$798,500	$314,112

As a % of distributions paid (unaudited):
Qualified ordinary income	100.00%	100.00%
Ordinary income - dividends received deduction	37.76%	38.67%

As of December 31, 2010, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

2010
Capital loss carryforward	—
Post-October loss deferral	—
Undistributed ordinary income	$3,388
Undistributed short-term capital gains	328,171
Undistributed long-term capital gains	249,743

13

Notes to Financial Statements (continued)

e. Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax position taken on federal income tax returns for all open tax years (tax years ended December 31, 2009-2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2010, certain unaffiliated shareholders of record, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: one collectively owns 13%. Transactions by these shareholders may have a material impact on the Fund.

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Fund’s investment portfolio is managed by the Renaissance Group LLC (“Renaissance” or the “Subadvisor”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and Renaissance with respect to the Fund. AMG indirectly owns a majority interest in Renaissance.

The Fund is obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.55% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Renaissance for its services as subadvisor. The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of the average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2011, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of taxes, interest, shareholder servicing fees, distribution and service 12b-1 fees, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) will be limited to 0.66% of the Fund’s average daily net assets.

The Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement occurs and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed that Fund’s expense cap. For the year ended December 31, 2010, the Fund’s components of reimbursement are detailed in the following chart:

Reimbursement Available- 12/31/09	$115,583
Additional Reimbursements	113,287
Repayments	—
Expired Reimbursements	—

Reimbursement Available - 12/31/10	$228,870

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

14

Notes to Financial Statements (continued)

The Fund adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares of the Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Investor Class. The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by the Investor Class shares for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by the clients of such broker, dealer or financial intermediary.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the

Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2010, the Fund did not borrow from or lend to other Funds in the Fund family.

3. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations), for the year ended December 31, 2010, were $20,263,333 and $15,944,440, respectively. There were no purchases or sales of U.S. Government obligations for the year ended December 31, 2010.

4. Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. Subsequent Events

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require additional disclosure in or adjustment of the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2010 Form 1099-DIVs you receive for the Fund will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, the Fund hereby designates as a capital gain distribution with respect to the taxable year ended December 31, 2010, $283,552, or, if subsequently determined to be different, the net capital gains of such year.

15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Renaissance Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Renaissance Large Cap Growth Fund (one of the series constituting Managers AMG Funds, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods then indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2011

16

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 41 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 41 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 - Present); Trustee of Aston Funds (24 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 41 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 41 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, TRS Associates (1982-Present); Trustee of Aston Funds (24 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 41 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 41 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Christine C. Carsman, 4/2/52 • Secretary since 2004 • Chief Legal Officer since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

John J. Ferencz, 3/09/62 • Chief Compliance Officer • Code of Ethics Reporting Officer • AML Compliance Officer • Sarbanes-Oxley Code of Ethics Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

17

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Subadvisor

Renaissance Group LLC

625 Eden Park Drive

Suite 1200

Cincinnati, OH 45202

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS
CADENCE CAPITAL APPRECIATION	INTERNATIONAL EQUITY
CADENCE FOCUSED GROWTH	AllianceBernstein L.P.
CADENCE MID-CAP CADENCE EMERGING COMPANIES	Lazard Asset Management, LLC
Martin Currie Inc.
Cadence Capital Management, LLC
REAL ESTATE SECURITIES
CHICAGO EQUITY PARTNERS MID-CAP	Urdang Securities Management, Inc.
Chicago Equity Partners, LLC
RENAISSANCE LARGE CAP GROWTH
EMERGING MARKETS EQUITY	Renaissance Group LLC
Rexiter Capital Management Limited
Schroder Investment Management North America Inc.	SKYLINE SPECIAL EQUITIES
PORTFOLIO
ESSEX SMALL/MICRO CAP GROWTH	Skyline Asset Management, L.P.
Essex Investment Management Co., LLC
SPECIAL EQUITY
FQ TAX-MANAGED U.S. EQUITY	Ranger Investment Management, L.P.
FQ U.S. EQUITY	Lord, Abbett & Co. LLC
First Quadrant, L.P.	Smith Asset Management Group, L.P.
Federated MDTA LLC
FRONTIER SMALL CAP GROWTH
Frontier Capital Management Company, LLC	SYSTEMATIC VALUE
SYSTEMATIC MID CAP VALUE
GW&K SMALL CAP EQUITY	Systematic Financial Management, L.P.
Gannett Welsh & Kotler, LLC
TIMESSQUARE MID CAP GROWTH
INSTITUTIONAL MICRO-CAP	TIMESSQUARE SMALL CAP GROWTH
MICRO-CAP	TSCM GROWTH EQUITY
Lord, Abbett & Co. LLC	TimesSquare Capital Management, LLC
WEDGE Capital Management L.L.P.
Next Century Growth Investors LLC	TRILOGY GLOBAL EQUITY
RBC Global Asset Management (U.S.) Inc.	TRILOGY EMERGING MARKETS EQUITY
TRILOGY INTERNATIONAL SMALL CAP
Trilogy Global Advisors, L.P.

BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED
CHICAGO EQUITY PARTNERS, LLC

ALTERNATIVE FUNDS
FQ GLOBAL ALTERNATIVES
FQ GLOBAL ESSENTIALS
First Quadrant, L.P.

INCOME FUNDS
BOND (MANAGERS)
FIXED INCOME
GLOBAL BOND
Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)
Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE
Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND
GW&K MUNICIPAL ENHANCED YIELD
Gannett Welsh & Kotler, LLC

HIGH YIELD
J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT
SHORT DURATION GOVERNMENT
Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2010	Fiscal 2009
GW&K Municipal Enhanced Yield Fund	18,018	$15,800
GW&K Small Cap Equity Fund	18,063	$16,900
GW&K Municipal Bond Fund	16,733	$15,500
Skyline Special Equities Portfolio	20,262	$25,000
TimesSquare Mid Cap Growth Fund	23,094	$24,297
TimesSquare Small Cap Growth Fund	24,249	$20,252
Renaissance Large Cap Growth Fund	16,032	$14,500
All Funds in the Managers Complex Audited by PwC	994,109	$850,498

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2010	Fiscal 2009
GW&K Municipal Enhanced Yield Fund	7,200	$6,000
GW&K Small Cap Equity Fund	7,200	$5,800
GW&K Municipal Bond Fund	7,200	$6,000
Skyline Special Equities Portfolio	7,200	$7,500
TimesSquare Mid Cap Growth Fund	7,200	$8,500
TimesSquare Small Cap Growth Fund	7,200	$7,200
Renaissance Large Cap Growth Fund	7,200	$5,800

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2009	2008	2009	2008	2009	2008
Control Affiliates	$580,765	$343,015	$497,175	$897,895	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/S/ JOHN H. STREUR
John H. Streur, President

Date:	March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JOHN H. STREUR
John H. Streur, President

Date:	March 9, 2011

By:	/S/ DONALD S. RUMERY
Donald S. Rumery, Chief Financial Officer

Date:	March 9, 2011